SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary proxy statement              [ ] Confidential, for use of the
[ ] Definitive proxy statement                    Commission only (as permitted
[ ] Definitive additional materials               by Rule 14a-6(e)(2))
[ ] Soliciting material pursuant to
    Sec. 240.14a-11(c) or Sec. 240.14a-12

                       UNITED STATES AIRCRAFT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
    (2)  Aggregate number of securities to which transactions applies:

         -----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
    (5)  Total fee paid:

         -----------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount previously paid:

         -----------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
    (3)  Filing party:

         -----------------------------------------------------------------------
    (4)  Date filed:

         -----------------------------------------------------------------------

                                                              "PRELIMINARY COPY"

                       UNITED STATES AIRCRAFT CORPORATION
                        3121 E. GREENWAY ROAD, SUITE 201
                             PHOENIX, ARIZONA 85032
                                 (602) 765-0500


Dear Stockholders:                                            February  24, 1999

         You are cordially invited to attend a special meeting of the stockholders of United States Aircraft Corporation (the "Company") to be held at 3121 E. Greenway Road, Suite 201, Phoenix, Arizona 85032 on March 10, 1999 at 10:00 a.m. Arizona time (the "Special Meeting").

         At the Special Meeting, you will be asked to ratify and approve a certain Exchange Agreement dated as of June 30, 1998 among all of the former shareholders of Neo Vision, Inc., an Arizona corporation ("Neo Vision") and the Company pursuant to which the Company has issued 2,000,000 shares of Class A Common Stock to all of the former shareholders of Neo Vision in exchange for all of the capital stock of Neo Vision (the "Exchange") and pursuant to which Neo Vision has become a wholly owned subsidiary of the Company and additional shares of a new class of Common Stock will be issued to the former shareholders of Neo Vision. Consistent with the Exchange Agreement, you will be asked to approve a proposal to amend and restate the Company's Certificate of Incorporation, authorizing: (i) the reclassification of the Company's Class A Common Stock and Class B Common Stock into a single new class of Common Stock ("New Common Stock") pursuant to the following ratios: shares of Class A Common Stock will be reclassified into shares of New Common Stock on the basis of 10 shares of Class A Common Stock into one share of New Common Stock and shares of Class B Common Stock will be reclassified into New Common Stock on the basis of 13 shares of Class B Common Stock into one share of New Common Stock; (ii) the issuance of up to 100,000,000 shares of New Common Stock; (iii) the issuance of up to
75,000,000 shares of preferred stock; (iv) the change of name of the Company from United States Aircraft Corporation to Neo Vision Corporation; and (v) make certain technical amendments set forth in the Company's First Restated Certificate of Incorporation attached as Appendix II to the Proxy Statement. Further, you will be asked to approve the Company's 1998 Stock Option Plan.


         Neo Vision was incorporated in Arizona in June of 1997. Neo Vision is in the "video wall" advertising business and sells advertisements projected on specially designed screens ("video walls") located in shopping malls and airport terminals. Currently, Neo Vision is operating video walls at both the newly-opened D-Concourse at McCarran International Airport and at Meadows Mall, both in Las Vegas, Nevada. The reclassification of the Company's Common Stock in connection with the Exchange Agreement and the issuance of New Common Stock to former shareholders of Neo Vision will result in the former shareholders of Neo Vision owning approximately 80% of the outstanding shares of New Common Stock of the Company. The former shareholders of Neo Vision collectively beneficially own 2,000,000 shares of Class A Common Stock (representing approximately 20% of the outstanding shares of Class A Common Stock), no shares of Class B Common Stock, and approximately 13% of the collective outstanding shares of Class A Common Stock and Class B Common Stock. The former shareholders of Neo Vision and the Company's directors and officers collectively beneficially own 2,898,708 shares of Class A Common Stock (representing approximately 29% of the outstanding shares of Class A Common Stock), 2,750,000 shares of Class B Common Stock (representing approximately 55% of the outstanding shares of Class B Common Stock), and 5,648,708 shares of the collective outstanding shares of Class A Common Stock and Class B Common Stock (representing approximately 38% of the collective outstanding Class A Common Stock and Class B Common Stock).

         The enclosed Proxy Statement sets forth detailed information, including financial data, relating to Neo Vision's operations and the Exchange Agreement among former shareholders of Neo Vision and the Company.


         The Company's Board of Directors has carefully reviewed and considered the terms of the Exchange Agreement and transactions related thereto and believes them to be fair to, and in the best interests of, the Company and its stockholders. The Board believes that the Exchange offers the Company's stockholders an opportunity to take advantage of the growth potential which exists in the rapidly developing video wall advertising industry. If the stockholders do not approve the amendment and restatement of the Company's Certificate of Incorporation resulting in the reclassification of the Company's Class A Common Stock and Class B Common Stock into New Common Stock, then each of the former shareholders of Neo Vision will have the right to rescind the Exchange Agreement. The Company believes that in view of the fact that more than 90% of the shares of New Common Stock which would be issued to the former shareholders of Neo Vision depend on such approval, in the event of the failure of the stockholders to approve the amendment and restatement of the Company's Certificate of Incorporation, each of the shareholders likely would rescind the Exchange Agreement. In such event, the acquisition of the shares of Neo Vision acquired by the Company with respect to each such shareholder would be rescinded. If enough shareholders rescind, the Company would become a minority shareholder of Neo Vision or, most likely, would not own any portion of Neo Vision. The Company would, however, be required to bear the costs and expenses of its transactions with Neo Vision, including the cost of this Proxy Statement. If the Company's stockholders do not ratify and approve the Exchange Agreement, then the Company's board of directors reserves the right to reconsider any one or more of the terms of the Exchange Agreement, apart from the financial terms of the Exchange. However, the failure of the stockholders to ratify and approve the Exchange Agreement will not result in the rescission of the Exchange Agreement. Stockholders should be aware however, that a vote in favor of the ratification and approval of the Exchange Agreement may be used by the Company as a defense in any state law action respecting the Exchange or the Exchange Agreement. If the stockholders do not approve the Company's 1998 Stock Option

Plan, then such Plan will continue to be valid. However, the shares issued pursuant to options granted thereunder will not be available to receive incentive stock option treatment under the Internal Revenue Code.


         On November 9, 1998, Anthony Christopher, the former principal shareholder of Neo Vision, resigned his position as the Chairman of the Board of the Company as well as a director and officer of Neo Vision. Mr. Christopher resigned so that he may pursue other interests. As part of his separation, Mr. Christopher, the Company, and Neo Vision entered into a separation agreement. Under this agreement, Mr. Christopher has agreed not to compete with the Company or with Neo Vision for a period of either one or two years, such period depending on the amount of operating video walls at the end of the first one year period. Mr. Christopher has agreed to waive his right to receive 600,000 shares of New Common Stock to which he was entitled under the Exchange Agreement and to vote in favor of the amendment and restatement of the Company's Certificate of Incorporation. The management of the Company does not believe Mr. Christopher's departure will have an adverse effect on its future prospects.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE EXCHANGE AGREEMENT, THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION, AND THE 1998 STOCK OPTION PLAN AS BEING FAIR TO, AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT ITS STOCKHOLDERS VOTE FOR RATIFICATION AND APPROVAL OF THE EXCHANGE AGREEMENT, APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION, AND APPROVAL OF THE 1998 STOCK OPTION PLAN.

         APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION WILL REQUIRE AN AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF BOTH THE COMPANY'S CLASS A COMMON STOCK AND CLASS B COMMON STOCK, EACH VOTING SEPARATELY AS A CLASS. RATIFICATION AND APPROVAL OF THE EXCHANGE AGREEMENT AND APPROVAL OF THE COMPANY'S 1998 STOCK OPTION PLAN WILL REQUIRE AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE CLASS A COMMON STOCK AND CLASS B COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE THEREON, VOTING TOGETHER AS A SINGLE CLASS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING, WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, WE URGE YOU TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT WITH REGARD TO THE NUMBER OF SHARES THAT YOU OWN. YOUR PROMPT RETURN OF THE COMPLETED PROXY SAVES THE COMPANY THE EXPENSE OF COSTLY PROXY SOLICITATION.

         You may revoke your Proxy if you decide to attend the Special Meeting and vote in person. Should you require assistance concerning your Proxy or if you have any questions regarding the voting procedure or the Proxy Statement, please feel free to contact either of the undersigned at (602) 765-0500 or (602) 263-8887.

                                        Sincerely,


                                        Albert C. Lundstrom
                                        Chief Executive Officer



                                        Harry V. Eastlick
                                        Chief Financial Officer

                                                              "PRELIMINARY COPY"


                       UNITED STATES AIRCRAFT CORPORATION
                       3121 EAST GREENWAY ROAD, SUITE 201
                             PHOENIX, ARIZONA 85032
                                 (602) 765-0500

                  NOTICE OF SPECIAL MEETING OF THE STOCKHOLDERS

                            TO BE HELD MARCH 10, 1999

         Notice is hereby given that a special meeting of the stockholders (the "Special Meeting") of United States Aircraft Corporation, a Delaware corporation (the "Company") will be held at 3121 E. Greenway Road, Suite 201, Phoenix, Arizona 85032 on March 10, 1999, at 10:00 a.m., Arizona time, for the following purposes:


         1. To ratify and approve the Exchange Agreement dated as of June 30, 1998 among the Company and the former shareholders of Neo Vision, Inc., an Arizona corporation, pursuant to which 2,000,000 shares of the Company's Class A Common Stock, par value $.50 per share (the "Class A Common Stock") were issued to all of the former shareholders of Neo Vision, Inc. and pursuant to which 4,577,560 shares of the Company's New Common Stock will be issued to the former shareholders of Neo Vision, Inc., subject to stockholder approval of item 2 below.


         2. To amend and restate the Company's  Certificate of Incorporation to:
(i) authorize the issuance of up to 100,000,000 shares of a single new class of common stock, $.001 par value per share ("New Common Stock"); (ii) reclassify the Company's Class A Common Stock and Class B Common Stock into shares of New Common Stock on the basis of 10 shares of Class A Common Stock into one share of New Common Stock and 13 shares of Class B Common Stock into one share of New Common Stock; (iii) authorize the issuance of up to 75,000,000 shares of preferred stock; (iv) change the name of the Company to "Neo Vision
Corporation"; and (v) make certain technical amendments set forth in the Company's First Restated Certificate of Incorporation attached as Appendix II to the Proxy Statement


         3. To approve the Company's 1998 Stock Option Plan.

         4. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

         Only holders of record of the Company's Class A Common Stock or Class B Common Stock at the close of business on January 25, 1999, the record date of the Special Meeting, are entitled to notice of and to vote at the Special Meeting and any adjournments thereof. The approval of the proposal to amend and restate the Company's Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of both the Class A Common Stock and Class B Common Stock, each voting separately as a class. Ratification and approval of the Exchange Agreement and approval of the Company's 1998 Stock Option Plan requires the affirmative vote of a majority of the shares of the Class A Common Stock and Class B Common Stock present in person or represented by proxy at the meeting and entitled to vote thereon, voting together as a single class.

         You are  cordially  invited  to attend the  Special  Meeting in person.
Whether or not you plan to attend the Special Meeting, you are urged to complete, date, sign, and return the accompanying proxy card in the enclosed postage-paid envelope as soon as possible. You may revoke your written proxy by delivering a written instruction, or a duly executed proxy bearing a later date, to the Secretary of the Company at any time prior to or at the Special Meeting or by attending the Special Meeting and voting in person. However, returning a proxy now will assure your vote is counted at the Special Meeting if you are unable to attend.

                                 By Order of the Board of Directors,



                                 Jack Eberenz
                                 Secretary


Phoenix, Arizona
February  24, 1999


         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. STOCKHOLDERS ATTENDING THE MEETING MAY VOTE PERSONALLY, IN WHICH EVENT THE SIGNED PROXIES WILL BE REVOKED.

                                                              "PRELIMINARY COPY"

                            ------------------------

                                 PROXY STATEMENT
                       UNITED STATES AIRCRAFT CORPORATION
                         SPECIAL MEETING OF STOCKHOLDERS

                             -----------------------


         This Proxy Statement is being furnished to the stockholders of United States Aircraft Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Company Board") for use at the Special Meeting of Stockholders of the Company (including any adjournments or postponements thereof) (the "Special Meeting"), to be held on March 10, 1999 at the time and place set forth in the accompanying notice. Only stockholders of record as of the close of business on January 25, 1999, the record date of the Special Meeting, are entitled to notice of and to vote at the Special Meeting.

         The purpose of the Special Meeting is to consider and vote upon: (i) a proposal to ratify and approve the Exchange Agreement dated as of June 30, 1998 (the "Exchange Agreement") among the former shareholders of Neo Vision, Inc., an Arizona corporation ("Neo Vision"), and the Company; (ii) a proposal to amend and restate the Company's Certificate of Incorporation; and (iii) a proposal to approve the Company's 1998 Stock Option Plan. The Exchange Agreement and other transactions contemplated by the Exchange Agreement collectively are referred to as the "Exchange." The Exchange Agreement (exclusive of exhibits and schedules), the First Restated Certificate of Incorporation, and the Company's 1998 Stock Option Plan are attached to this Proxy Statement as Appendix I, Appendix II, and Appendix III, respectively.

         Pursuant to the Exchange Agreement, each shareholder of Neo Vision exchanged such shareholder's outstanding shares of Neo Vision, par value $.001 per share, for shares of the Company's Class A Common Stock, par value $.50 per share (the "Class A Common Stock") aggregating 2,000,000 shares of Class A Common Stock. As a result, Neo Vision has become a wholly owned subsidiary of the Company and additional shares of a new class of common stock will be issued to the former shareholders of Neo Vision. The Exchange Agreement also provides that the Class A Common Stock and Class B Common Stock of the Company will be reclassified into a single new class of common stock of the Company (the "New Common Stock") on the basis of 10 shares of the Class A Common Stock into one share of New Common Stock and 13 shares of the Class B Common Stock into one share of New Common Stock upon the requisite vote by stockholders of the Company. Cash will be issued to stockholders in lieu of fractional shares. Upon such approval, the six former shareholders of Neo Vision also will receive an additional 4,577,560 shares of New Common Stock of the Company. These shares will be apportioned among these former shareholders in proportion to their ownership interest in Neo Vision prior to the Neo Vision acquisition by the Company. However, Anthony Christopher has waived his right to receive 600,000 of those shares. Of the total 600,000 shares waived by Mr. Christopher, 400,000 of the shares will be allocated to Neo Vision's debenture holders on a pro-rata basis and 200,000 of the shares waived by Mr. Christopher will be allocated to a financial consultant to Neo Vision for past services rendered to Neo Vision. Further, pursuant to the Exchange Agreement, Albert C. Lundstrom and Jack Eberenz, each former shareholders of Neo Vision or their affiliates, have been appointed to the Board of Directors of the Company until their successors are duly elected or qualified. In order to effectuate the transactions contemplated by the Exchange Agreement, the Company seeks your approval to amend and restate the Company's Certificate of Incorporation to: (i) authorize the issuance of up to 100,000,000 shares of New Common Stock; (ii) reclassify the currently outstanding shares of Class A Common Stock and Class B Common Stock into shares of New Common Stock; (iii) authorize the issuance of up to 75,000,000 shares of preferred stock; (iv) change the name of the Company to "Neo Vision
Corporation"; and (v) make certain technical amendments set forth in the Company's First Restated Certificate of Incorporation attached as Appendix II to this Proxy Statement. Additionally, the Company seeks your approval of the Company's 1998 Stock Option Plan. Stockholder approval of the Exchange Agreement is not required to effectuate the Exchange. However, stockholders should be aware that a vote to ratify and approve the Exchange Agreement may be used by the Company as a defense in any state law action with respect to the Exchange and the Exchange Agreement.

         Based on the maximum number of shares that may be issued to former shareholders of Neo Vision under the Exchange Agreement (and taking into account that Anthony Christopher has agreed to waive receipt of 600,000 shares of New Common Stock) and the number of shares of the Company's Class A Common Stock and Class B Common Stock outstanding on September 30, 1998, approximately 70% of the shares of the Company's New Common Stock will be held by former shareholders of Neo Vision subsequent to the Exchange Agreement, exclusive of options to acquire New Common Stock held by former shareholders of Neo Vision or their affiliates who currently are officers and directors of the Company. The Company has granted options to acquire 525,000 shares of New Common Stock to the former shareholders of Neo Vision. The former shareholders of Neo Vision would own approximately 73% of the shares of New Common Stock if all of those options were exercised. See "THE EXCHANGE" for a description of the Exchange Agreement and the issuance of New Common Stock to the former shareholders of Neo Vision.

         The outstanding shares of the Company's Class A Common Stock, are traded on the NASDAQ OTC Bulletin Board under the symbol "UAIRA." The Company intends to reserve a new symbol, "NEOV", for trading of shares of New Common Stock on the NASDAQ OTC Bulletin Board.


         This Proxy Statement and the accompanying proxy card are first being mailed to the stockholders of the Company on or about February 24, 1999.

         FOR CERTAIN FACTORS WHICH SHOULD BE CONSIDERED IN EVALUATING THE EXCHANGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE EXCHANGE, SEE "RISK FACTORS" BEGINNING ON PAGE 8.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORY
                AUTHORITY NOR HAS THE COMMISSION PASSED UPON THE
                  ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT.
                      ANY REPRESENTATION TO THE CONTRARY IS
                               A CRIMINAL OFFENSE.

                       THE DATE OF THIS PROXY STATEMENT IS
                                FEBRUARY 24, 1999

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN AS CONTAINED HEREIN IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROXY STATEMENT, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON. THIS PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES, NOR DOES IT CONSTITUTE AN OFFER TO OR SOLICITATION OF ANY PERSON IN ANY JURISDICTION IN WHICH IT WOULD BE UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION. THE DELIVERY OF THIS PROXY STATEMENT AT ANY TIME DOES NOT IMPLY THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.


                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
FORWARD-LOOKING STATEMENTS.................................................  1
AVAILABLE INFORMATION......................................................  1
SUMMARY....................................................................  2
RISK FACTORS...............................................................  8
SUMMARY HISTORICAL FINANCIAL DATA.......................................... 22
MANAGEMENT'S DISCUSSION AND ANALYSIS OF
 FINANCIAL CONDITION AND RESULTS OF OPERATIONS............................. 25
THE SPECIAL MEETING........................................................ 32
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS............................ 36
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS............................ 39
BUSINESS OF NEO VISION, INC................................................ 40
BUSINESS OF UNITED STATES AIRCRAFT CORPORATION............................. 45
MANAGEMENT................................................................. 51
EXECUTIVE COMPENSATION..................................................... 52
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
DIRECTORS AND OFFICERS..................................................... 55
PRICE RANGE OF COMMON STOCK................................................ 57
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.............................. 57
THE EXCHANGE............................................................... 58
PROPOSAL TO RATIFY AND APPROVE THE EXCHANGE AGREEMENT...................... 65
PROPOSAL TO AMEND AND RESTATE THE COMPANY'S
CERTIFICATE OF INCORPORATION............................................... 67
PROPOSAL TO APPROVE THE 1998 STOCK OPTION PLAN............................. 71
EXPERTS.................................................................... 77
LEGAL OPINIONS............................................................. 77
OTHER MATTERS.............................................................. 78
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS ............................... F-1
Exchange Agreement................................................. Appendix I
First Restated Certificate of Incorporation........................ Appendix II
1998 Employee Stock Option Plan...................................  Appendix III

                           FORWARD-LOOKING STATEMENTS


         Certain statements and information contained or incorporated by reference in this Proxy Statement are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which statements can be identified by the use of forward-looking terminology such as "may," "will," "believe," "expect," "anticipate," "estimate," "project" or "continue" or the negative thereof or other comparable terminology. By their nature, forward-looking statements are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied by such forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, they can give no assurance that the expectations will be achieved.

                              AVAILABLE INFORMATION

         The  Company  is  subject  to  the  information   requirements  of  the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements, and other information filed by the Company with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1924, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Office at Suite 1400, 500 West Madison Street, Chicago, Illinois 60661 and Suite 1300, 7 World Trade Center, New York, New York 10048. Copies of such materials can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the prescribed fees. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding the Company and other registrants that have been filed electronically with the Commission. The address of the such site is http://www.sec.gov.

                                     SUMMARY

        THE FOLLOWING SUMMARY IS NOT INTENDED TO BE A COMPLETE DESCRIPTION OF ALL MATERIAL INFORMATION REGARDING THE COMPANY, NEO VISION, OR THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING. THIS SUMMARY IS QUALIFIED IN ALL RESPECTS BY THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROXY STATEMENT, THE APPENDICES HERETO AND THE DOCUMENTS REFERRED TO HEREIN. UNLESS OTHERWISE DEFINED HEREIN, CAPITALIZED TERMS USED IN THIS SUMMARY ARE DEFINED ELSEWHERE IN THIS PROXY STATEMENT.

THE COMPANY AND NEO VISION

        Prior to the acquisition of Neo Vision, the Company was engaged in the adult real estate education industry, the travel service industry, and the ownership of real estate. See, "BUSINESS OF UNITED STATES AIRCRAFT CORPORATION." Neo Vision provides advertising, programming, and information to remote audiences using computer, video, and signal transmission technology, accomplished by showing mixed-media programming and advertising onto video screen walls in regional shopping malls or airports through satellite transmission from Neo Vision's production facility in Phoenix, Arizona. See, "BUSINESS OF NEO VISION, INC."

SPECIAL MEETING


         A special meeting of stockholders of the Company (the "Special Meeting") will be held on March 10, 1999, at 10:00 a.m., Arizona time, at 3121 East Greenway Road, Suite 201, Phoenix, Arizona. The purpose of the Special Meeting is to consider and vote upon: (i) a proposal to ratify and approve the Exchange Agreement dated as of June 30, 1998 (the "Exchange Agreement"); (ii) a proposal to amend and restate the Company's Certificate of Incorporation; and
(iii) a proposal to approve the Company's 1998 Stock Option Plan. See "THE SPECIAL MEETING," "THE EXCHANGE," "PROPOSAL TO RATIFY AND APPROVE THE EXCHANGE AGREEMENT," "PROPOSAL TO AMEND AND RESTATE THE COMPANY'S CERTIFICATE OF INCORPORATION," AND "PROPOSAL TO APPROVE THE COMPANY'S 1998 STOCK OPTION PLAN."


RECORD DATES; VOTES REQUIRED

         Only holders of record of the Company's Class A Common Stock and Class B Common Stock at the close of business on January 25, 1999 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 9,927,504 shares of the Company's Class A Common Stock outstanding, and 4,962,801 shares of the Company's Class B Common Stock outstanding, each of which will be entitled to one vote on each matter to be acted upon or which may properly come before the Special Meeting. The presence of stockholders at the Special Meeting, in person or by proxy, entitled to cast a majority of all votes entitled to be cast at such meeting will constitute a quorum. The affirmative vote of a majority of the outstanding shares of both the Company's Class A Common Stock and Class B Common Stock, each voting separately as a class, is required to approve the amendment and restatement of the Company's Certificate of Incorporation. The affirmative vote of a majority of the shares of the Company's Class A Common Stock and Class B Common Stock present in person or represented by proxy at the meeting, voting together as a single class, is required to ratify and approve the Exchange Agreement and approve the Company's 1998 Stock Option Plan.

         As of the Record Date, the directors and executive officers of the Company collectively beneficially own a total of 1,512,708 shares of Class A Common Stock (representing approximately 15% of the outstanding shares of Class A Common Stock), 2,750,000 shares of Class B Common Stock (representing 55% of the outstanding shares of Class B Common Stock), and 4,262,708 shares of the collective outstanding shares of Class A Common Stock and Class B Common Stock (representing approximately 29% of the collective outstanding shares of Class A Common Stock and Class B Common Stock). As of the Record Date, the former shareholders of Neo Vision collectively beneficially own 2,000,000 shares of Class A Common Stock (representing approximately 20% of the outstanding shares of Class A Common Stock), no shares of Class B Common Stock, and 2,000,000 shares of the collective outstanding Class A Common Stock and Class B Common Stock (representing approximately 13% of the collective outstanding shares of Class A Common Stock and Class B Common Stock). As of the Record Date, the former shareholders of Neo Vision and the Company's directors and officers collectively beneficially own 2,898,708 shares of Class A Common Stock (representing approximately 29% of the outstanding shares of Class A Common Stock), 2,750,000 shares of the outstanding shares of Class B Common Stock (representing approximately 55% of the outstanding shares of Class B Common Stock), and 5,648,708 shares of the collective outstanding shares of Class A Common Stock and Class B Common Stock (representing approximately 38% of the collective outstanding shares of Class A Common Stock and Class B Common Stock). All of such shares are expected to be voted in favor of each of the proposals. See "THE SPECIAL MEETING - Vote Required."

RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS

         The Company's Board of Directors has unanimously approved the Exchange Agreement, the proposed amendment and restatement of the Company's Certificate of Incorporation, and the 1998 Stock Option Plan, and believes that the Exchange is fair to and in the best interests of the Company and its stockholders. See "THE EXCHANGE Background of and Reasons for the Exchange."

BACKGROUND OF AND REASONS FOR THE EXCHANGE AGREEMENT

         The Company's Board believes the Exchange is fair to and in the best interests of the Company's stockholders for, without limitation, the following reasons: (i) the Company's current operations have limited growth potential, operating in relatively small growth rate industries; (ii) Neo Vision's video wall advertising service has significant growth potential, operating in an expanding industry where start-up companies can potentially achieve market penetration; (iii) the video wall advertising line of business offers the Company an opportunity for long-term growth; (iv) the Company's resources and Neo Vision's video wall advertising service offer the Company the potential for increased revenues from operations, greater access to financial resources, and the opportunity for improved liquidity for the Company's stockholders.

         The Company also considered certain potentially negative factors, including: (a) the possibility of an initial increase in losses; (b) the loss of control by the Company's stockholders; and (c) Neo Vision's limited operating history, which exposes the Company to risks associated with start-up companies.

         See "THE EXCHANGE - Background of and Reasons for the Exchange."

THE EXCHANGE AGREEMENT

         The Exchange Agreement provides for the exchange of all of the capital stock of Neo Vision for 2,000,000 shares of the Company's Class A Common Stock (equivalent to 200,000 shares of New Common Stock) and additional shares of New Common Stock. Pursuant to the Exchange Agreement, if the Company's stockholders approve the reclassification, the former shareholders of Neo Vision will be issued an additional 3,977,560 shares of New Common Stock (as adjusted to reflect Anthony Christopher's waiver of rights to receive 600,000 shares), as all of the conditions under the Exchange Agreement for the issuance of such shares have been satisfied, other than such stockholder approval. Further, Albert C. Lundstrom and Jack Eberenz, each former shareholders of Neo Vision or their affiliates, have been appointed to the Company's Board of Directors in accordance with the Exchange Agreement. The Exchange Agreement, however, is subject to rescission in the event the Company's stockholders do not approve the amendment and restatement of the Company's Certificate of Incorporation providing for the reclassification of the Company's Class A Common Stock and Class B Common Stock into New Common Stock.

EXCHANGE RATIO


         Pursuant to the Exchange  Agreement,  2,000,000 shares of the Company's
Class A Common Stock (equivalent to 200,000 shares of New Common Stock) were issued in exchange for 6,250,000 shares of Neo Vision Common Stock, all of the outstanding shares of Neo Vision. Additionally, the Exchange Agreement provides that an additional 4,577,560 shares of New Common Stock will be issued to former Neo Vision shareholders upon stockholder approval of the amendment and restatement of the Company's Certificate of Incorporation providing for the reclassification of the Company's Class A Common Stock and Class B Common Stock into New Common Stock. These shares will be apportioned among these former shareholders in proportion to their ownership interest in Neo Vision prior to the acquisition of Neo Vision by the Company, except that Anthony Christopher, the former principal shareholder of Neo Vision, has agreed to waive receipt of 600,000 of such shares. Of the total 600,000 shares waived by Mr. Christopher,

400,000 of the shares will be allocated to Neo Vision's debenture holders on a pro-rata basis and 200,000 of the shares waived by Mr. Christopher will be allocated to a financial consultant to Neo Vision for past services rendered to Neo Vision. If the proposal to amend and restate the Company's Certificate of Incorporation is adopted, the Class A Common Stock will be reclassified into New Common Stock on the basis of 10 shares of Class A Common Stock into one share of New Common Stock and the Class B Common Stock will be reclassified on the basis of 13 shares of Class B Common Stock into one share of New Common Stock, with cash issued in lieu of the issuance of any fractional shares. See "THE EXCHANGE
- Exchange Ratio."


RISK FACTORS


         In deciding whether to ratify and approve the Exchange Agreement, approve the amendment and restatement of the Company's Certificate of Incorporation, and approve the Company's 1998 Stock Option Plan, the Company's stockholders should consider the information set forth under "RISK FACTORS." The Company's stockholders should understand that the terms of the Exchange Agreement will remain in effect regardless of whether the stockholders approve the Exchange Agreement.


EFFECTIVE TIME OF THE EXCHANGE

         The  Exchange   Agreement  was  approved  by  the  Company's  Board  of
Directors,   executed,   and  became  effective  on  June  30,  1998.  Following
stockholder approval of the amendment and restatement of the Company's Certificate of Incorporation and the filing of the amended and restated Certificate of Incorporation in Delaware reflecting the reclassification of the Class A and Class B Common Stock into New Common Stock (the "Effective Time"), the Company will mail to record holders instructions for exchanging share certificates. In the event that the Company's stockholders do not approve the amendment and restatement of the Company's Certificate of Incorporation providing for reclassification of the Class A and Class B Common Stock into New Common Stock, then each shareholder of Neo Vision has the right to rescind the Exchange Agreement. In the event that the Exchange Agreement is rescinded, the Company shall be obligated to bear its own costs associated with the Exchange Agreement and this Proxy Statement. See 'THE EXCHANGE - Failure of Stockholders to Approve the Proposals."

DISSENTERS' RIGHTS

         The Company's stockholders are not entitled to stockholders' appraisal rights under Delaware law. As a result, they may not demand the fair value of their stock and will be bound by the terms of the Exchange Agreement if ratified and approved by stockholders. See "THE EXCHANGE - Dissenters' Rights."

FEDERAL INCOME TAX CONSEQUENCES OF THE EXCHANGE

         The exchange of Neo Vision shares for shares of the Company's Class A Common Stock and New Common Stock pursuant to the Exchange Agreement will have no federal tax effect on the Company's stockholders who are not parties to the exchange.

         The proposed reclassification of the Company's Class A Common Stock and Class B Common Stock into New Common Stock will be treated as a nontaxable exchange for federal income tax purposes, except with respect to the receipt of cash in lieu of fractional shares. A stockholder's tax basis and holding period for the shares received upon the reclassification will be the same as such stockholder's tax basis and holding period in the shares surrendered.

ACCOUNTING TREATMENT


         The  initial  issuance  of  2,000,000  Class A  common  shares  for the acquisition  of Neo Vision has been  accounted  for as an  investment  until the acquisition is consummated and the Company expects to account for the acquisition of Neo Vision when consummation is fully assured under the purchase method of accounting as a reverse merger, with Neo Vision, Inc. being the acquirer for financial reporting purposes, since the Neo Vision, Inc. shareholders will own approximately 70% of the Company's outstanding New Common Stock.


MANAGEMENT, OPERATIONS, AND HEADQUARTERS AFTER THE EXCHANGE

         The Board of Directors of the Company currently consists of six members, including Albert C. Lundstrom and Jack Eberenz, each former shareholders of Neo Vision or their affiliates. Upon stockholders approval of the Exchange Agreement, two additional members may be nominated by the former shareholders of Neo Vision for election to the Board of Directors. Neither of these Directors has been identified. Further, Albert C. Lundstrom serves as President and Chief Executive Officer of the Company, Harry V. Eastlick serves as Chief Operating and Financial Officer, and Jack Eberenz serves as Executive Vice President and Secretary. In accordance with the Exchange Agreement, Anthony Christopher, the former principal shareholder of Neo Vision, was elected as a director and executive officer of the Company. Mr. Christopher subsequently resigned as both an employee and as a director and entered into a separation agreement with the Company and Neo Vision. As a result, Mr. Christopher will no longer be available to assist the Company, except at his discretion.


         The name of the Company will become Neo Vision Corporation upon approval and filing of the amendment and restatement of the Certificate of Incorporation, and Neo Vision shall remain a wholly owned subsidiary of the Company. The headquarters of the Company will continue to be located in Phoenix, Arizona. See "THE EXCHANGE Management and Operations After the Exchange."

INTERESTS OF CERTAIN PERSONS IN THE EXCHANGE

         Certain directors and executive officers of the Company have interests in the Exchange in addition to their interests as stockholders of the Company. These include, among other things, the appointments of Messrs. Lundstrom and Eberenz as Directors and Executive Officers of the Company. Mr. Lundstrom and his affiliates will receive 1,466,711 shares of the Company's New Common Stock upon stockholder approval of the reclassification of the Company's Class A Common Stock and Class B Common Stock into New Common Stock. Mr. Eberenz and his affiliates will receive 244,611 shares of the Company's New Common Stock upon stockholder approval of the reclassification of the Company's Class A Common Stock and Class B Common Stock into New Common Stock. Finally, Mr. Anthony
Christopher, the former principal shareholder of Neo Vision, will receive 2,676,450 shares of New Common Stock upon the approval of the reclassification. Mr. Christopher has waived his right to receive 600,000 of these shares. See "THE EXCHANGE - Interests of Certain Persons in the Exchange."

RESALES OF THE COMPANY'S NEW COMMON STOCK

         Shares of the Company's New Common Stock will be freely transferable by holders whose shares of Class A Common Stock or Class B Common Stock were not "restricted securities" under Rule 144 of the Securities Act of 1933, as amended (the "Securities Act") prior to the reclassification. Shares of Class A Common Stock and Class B Common Stock which constitute restricted securities prior to the reclassification will constitute restricted securities of New Common Stock after the reclassification. See "THE EXCHANGE - Resales of the Company's Common Stock."

                                  RISK FACTORS

         INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, WHICH STATEMENTS CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "MAY," "WILL," "BELIEVE," "EXPECT," "ANTICIPATE," "ESTIMATE," "PROJECT" OR "CONTINUE" OR THE NEGATIVE THEREOF OR OTHER COMPARABLE TERMINOLOGY. THE FOLLOWING MATTERS AND CERTAIN OTHER FACTORS NOTED THROUGHOUT THIS PROXY STATEMENT AND EXHIBITS HERETO AND THERETO CONSTITUTE CAUTIONARY STATEMENTS IDENTIFYING IMPORTANT FACTORS WITH RESPECT TO ANY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN RISKS AND UNCERTAINTIES, THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PREDICTED IN ANY SUCH FORWARD-LOOKING STATEMENTS.

         In considering whether to ratify and approve the Exchange Agreement, to approve the proposal to amend and restate the Company's Certificate of Incorporation, and to approve the Company's 1998 Stock Option Plan, the
Company's stockholders should carefully consider, in addition to the other information in this Proxy Statement, the following matters:

RISKS ASSOCIATED WITH THE EXCHANGE

LACK OF FAIRNESS OPINION

         The Company has not obtained an opinion or any independent financial advice that the consideration received by the Company's stockholders in connection with the Exchange Agreement and the reclassification of the Company's Class A Common Stock and Class B Common Stock into New Common Stock is fair to the Company's stockholders from a financial point of view. In particular, the Company did not obtain any independent evaluation of the terms of the Exchange Agreement, including the exchange ratio of shares of Neo Vision Common Stock for shares of the Company's Class A Common Stock and New Common Stock contained therein. The Company also did not obtain any independent evaluation in determining whether the 10/13 exchange ratio between the Class A Common Stock and Class B Common Stock was fair from a financial point of view. Therefore, each stockholder must make his or her own determination as to the fairness of the Exchange Agreement and the reclassification of the Company's Class A Common Stock and Class B Common Stock without any expert advice. Stockholders should consider consulting their own financial advisors prior to voting on the ratification and approval of the Exchange Agreement and the amendment and restatement of the Company's Certificate of Incorporation. There can be no assurance that the terms of the Exchange Agreement or the reclassification of the Class A Common Stock and Class B Common Stock into New Common Stock are fair to stockholders from a financial point of view.

CONFLICTS OF INTEREST

         The approval by the Board of Directors of the Exchange Agreement, the reclassification of the Company's Class A Common Stock and Class B Common Stock, and the adoption of the 1998 Stock Option Plan are subject to substantial conflicts of interest. Messrs. Albert Lundstrom and Jack Eberenz, both former shareholders of Neo Vision or their affiliates, will receive 1,405,311 additional shares of New Common Stock upon the approval of the reclassification of the Company's Class A Common Stock and Class B Common Stock. Further, such former shareholders of Neo Vision, as well as Harry Eastlick, the former President and Chief Executive Officer of the Company, and now its Chief Financial Officer, were granted options to acquire a total of 825,000 shares of New Common Stock at an exercise price of $1.00 per share. Mr. Anthony
Christopher, the former principal shareholder of Neo Vision, will receive 2,676,450 shares of New Common Stock upon the approval of the reclassification. Mr. Christopher has waived his right to receive 600,000 of these shares. Moreover, Messrs. Lundstrom, Eastlick, and Eberenz have entered into employment agreements through December 31, 2003, providing for annual salaries of $150,000, $120,000 and $60,000, respectively. In addition, the three non-officer directors of the Company, Messrs. Cline, Manning, and Thomas, each received options to acquire 5,000 shares of New Common Stock at $1.00 per share. Thus, in determining whether to approve the Exchange Agreement, all of such current directors and officers were subject to substantial conflicts of interest. Stockholders should understand that the terms of the Exchange Agreement will remain in effect regardless of whether stockholders approve the Exchange Agreement. Stockholders should be aware, however, that a vote in favor of the ratification and approval of the Exchange Agreement may be used by the Company as a defense to any state law action respecting the Exchange or the Exchange Agreement. There can be no assurance that such conflicts of interest did not have a material adverse effect on the terms of the Exchange Agreement or the Exchange thereunder.


DEPENDENCE UPON MANAGEMENT

         Prior to the Exchange Agreement, the Company's Board of Directors consisted of Harry Eastlick, Donald Cline, Whipple Manning, and John Thomas. In accordance with the Exchange Agreement, the Company's Board of Directors elected Anthony Christopher, Albert Lundstrom, and Jack Eberenz as directors and executive officers of the Company. In addition, the Company entered into employment agreements with Messrs. Christopher, Lundstrom, Eberenz, and Eastlick. Mr. Christopher, the former principal shareholder of Neo Vision, subsequently resigned as both an employee and as a director. He has entered into a separation agreement with the Company and Neo Vision. However, Mr. Christopher will no longer be available to assist the Company, except at his discretion. In addition, there will likely be a period of adjustment for both the officers and employees of the Company as new management of the Company is instituted. Further, the education, training, and experience of each officer engaged in the management and operation of each line of business for the Company is critical to the success of the Company. Thus, the loss of any of the current officers at the Company could result in a significant decrease in the Company's prospects for success. In addition, there is no assurance that this new management group will be able to achieve profitability for the Company.

RESIGNATION OF ANTHONY CHRISTOPHER

         In accordance with the Exchange Agreement, Anthony Christopher, the former principal shareholder of Neo Vision, was elected a director and executive officer of the Company. Mr. Christopher subsequently resigned his position as both a director and as an employee on November 9, 1998. Mr. Christopher, the Company, and Neo Vision entered into a separation agreement on December 17, 1998. The separation agreement provides that the Company will pay Mr. Christopher $41,250 in accrued compensation. Payments will be $2000 per month commencing February 1, 1999, and increase to $5000 per month commencing May 1, 1999, continuing at that rate until the entire $41,250 has been paid. If the Company fails to pay this accrued compensation within the specified timeframe, the agreement provides that Mr. Christopher is entitled to treble damages. However, if the stockholders do not approve the reclassification, then Mr. Christopher is not entitled to any payment of accrued compensation from the Company. Under the agreement, Mr. Christopher waived his rights to receive 600,000 of New Common Stock to which he was entitled under the Exchange Agreement. Of these shares, 400,000 are to be issued to Neo Vision debenture holders on a pro rata basis and 200,000 are to be issued to a financial consultant to Neo Vision for past services rendered to Neo Vision. Further, Mr. Christopher may not compete with Neo Vision in the video wall business until December 17, 1999. If Neo Vision has twelve video walls in operation by December 17, 1999, then Mr. Christopher cannot compete for another one year period. The separation agreement provides that Mr. Christopher will consult with the Company and Neo Vision on an informal basis at his discretion. In addition, the agreement provides that Mr. Christopher will vote in favor of the amendment and restatement of the Company's certificate of incorporation. Finally, each party to the separation agreement released each other party from all past or present claims and obligations.

CONTINUING LOSSES; NEED FOR ADDITIONAL FUNDING

         The Company's business activities prior to the acquisition of Neo Vision have suffered continuing losses and Neo Vision has incurred losses since inception. See "RISK FACTORS - "Risks Associated with Neo Vision" and "Risks Associated with of the Company." As a result, the Company had outstanding indebtedness of approximately $519,000 at September 30, 1998, and Neo Vision had outstanding indebtedness of approximately $1,268,000 at such date. Although the Company will not assume the Neo Vision indebtedness, that indebtedness will not be repaid as a result of the acquisition of Neo Vision and will remain the obligation of Neo Vision after the approval of the reclassification. The Company expects that $800,000 of Neo Vision indebtedness will be converted into New Common Stock upon the approval of the reclassification hereunder and the subsequent registration of such shares under the Securities Act of 1933, as amended. Currently, neither the Company nor Neo Vision has the ability to repay such debt. Further, the Company may experience increased losses as a result of the anticipated expansion of Neo Vision's business. The Company will require substantial additional funding to cover these losses and expand its business. This funding may include debt and equity financing, all of which may be highly dilutive to the stockholders of the Company. No assurance can be given as to the ability of the Company to obtain needed financing or the terms of such financing. The inability of the Company to obtain necessary financing could result in the inability of the Company to expand its business or even continue its operations. See "CONSOLIDATED FINANCIAL STATEMENTS" AND "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS."

CONTROL BY EXISTING STOCKHOLDERS


         As of the date hereof, the former shareholders of Neo Vision own 2,000,000 shares of Class A Common Stock (equivalent to 200,000 shares of New Common Stock) representing approximately 20% of the outstanding shares of the Class A Common Stock. Subsequent to the reclassification of the Company's Class A Common Stock and Class B Common Stock and the issuance of the 3,977,560 additional shares of New Common Stock pursuant to the Exchange Agreement (as adjusted to reflect Anthony Christopher's waiver of rights to receive 600,000 shares), the former shareholders of Neo Vision will own approximately 70% of the Company's outstanding New Common Stock. In addition, upon stockholders approval of the Exchange Agreement, two additional members may be nominated by the former shareholders of Neo Vision to the Board of Directors. Neither of these Directors has been identified. Mr. Anthony Christopher will not, however, have the right to participate in the nomination of those Directors. As a result, former shareholders of Neo Vision will be able to effectively control matters requiring approval by stockholders of the Company, including the election of the Company's Board of Directors.

RISKS ASSOCIATED WITH ISSUANCE OF PREFERRED STOCK

         Approval of the amendment and restatement of the Company's Certificate of Incorporation will enable the Company to issue up to 75,000,000 shares of preferred stock. While providing flexibility in connection with possible financings, acquisitions, and other corporate purposes, the issuance of Preferred Stock, among other things, could adversely affect the relative voting power of the holders of common stock, could have a dilutive effect on earnings per share, and under certain circumstances, be used as a means of discouraging, delaying, or preventing a change in control of the Company. There are no outstanding shares of Preferred Stock at the present time, or any commitments, options or other rights presently outstanding for the issuance of Preferred Stock. The Company has no present plan to issue shares of its Preferred Stock, although the Company's need for additional financing increases the likelihood the Company may find it necessary or desirable to issue Preferred Stock.

RIGHTS TO ACQUIRE SHARES

         A total of 967,500 shares of New Common Stock have been reserved for issuance upon exercise of options previously granted under the Company's 1998 Stock Option Plan (the "1998 Plan"), at an exercise price of $1.00 per share, a total of 160,150 shares of New Common Stock have been reserved for issuance upon exercise of warrants previously granted by Neo Vision at a weighted average exercise price of $3.00 per share, and, based on the outstanding principal and accrued interest of Neo Vision debentures (the " Neo Vision Debentures") at December 31, 1998, 1,156,818 shares have been reserved for issuance pursuant to such Debentures and for the payment to a Neo Vision financial consultant for past services rendered to Neo Visions. In addition, Anthony Christopher agreed to waive receipt of 600,000 shares of New Common Stock, 400,000 of which are to be made available to the Neo Vision Debenture holders and convertible into New Common Stock. During the terms of such options, warrants, and Neo Vision Debentures, the holders thereof will have an opportunity to profit from an increase in the market price of Common Stock with resulting dilution in the interests of holders of Common Stock. The existence of such stock options and warrants may adversely affect the terms on which the Company can obtain additional financing, and the holders of such options and warrants can be expected to exercise such options at a time when the Company, in all likelihood, would be able to obtain additional capital by offering shares of its Common Stock on terms more favorable to the Company than those provided by the exercise of such options and warrants.

SHARES ELIGIBLE FOR FUTURE SALE


         Sales of substantial amounts of Common Stock of the Company in the public market following the Exchange and reclassification of the Company's Class A Common Stock and Class B Common Stock into New Common Stock could adversely affect prevailing market prices. Of the 7,220,608 shares of New Common Stock to be outstanding after the Exchange and reclassification of the Company's Class A Common Stock and Class B Common Stock, assuming the maximum issuance of shares under the Exchange Agreement and the conversion of all Neo Vision Debentures, approximately 2,176,000 shares will be eligible for resale in the public market without restriction. It is a condition of the conversion of the Neo Vision Debentures that the Company file a registration statement. Upon completion of the Exchange and reclassification of the Company's Class A Common Stock and Class B Common Stock, approximately 5,045,000 shares will be eligible for resale in the public market after a one year period subject to compliance with Rule 144 under the Securities Act. Further, the Company will have outstanding options and warrants convertible into up to 1,127,650 shares of New Common Stock. These outstanding options and warrants will be immediately exercisable and will expire June 30, 2008.


CHANGE IN CONTROL PROVISIONS

         The Company's proposed First Restated Certificate of Incorporation (the "Restated Certificate") and the Delaware General Corporation Law (the "General Corporation Law") contain provisions that may have the effect of making more difficult or delaying attempts by others to obtain control of the Company, even when these attempts may be in the best interests of stockholders. The Restated Certificate also authorizes the Board of Directors, without stockholder approval, to issue one or more series of preferred stock which could have voting and conversion rights that adversely affect the relative voting power of the holders of Common Stock. The General Corporation Law also imposes conditions on certain business combination transactions with "interested stockholders" (as defined therein).

ABSENCE OF LIQUID PUBLIC MARKET

         The Company's Class B Common Stock is not publicly traded. The Company's Class A Common Stock is traded on the NASDQ OTC Bulletin Board on an extremely limited basis. As a result of the Company having two classes of Common Stock and the extremely limited trading market for the Company's Class A Common stock, trading in the Class A Common Stock has been subject to substantial fluctuations. Moreover, in view of such a limited market it may be extremely difficult for any owner of the Class A Common Stock to sell shares without having an adverse effect on the market price of the Common Stock. The reclassification of both Class A Common Stock and Class B Common Stock into a single new class of Common Stock may decrease the liquidity of any stockholder's investment, especially since the reclassification will reduce the number of freely tradable shares of Class A Common Stock to one-tenth of their former number. Further, the Company's New Common Stock will not be traded on the NASDAQ SmallCap market, and it is unlikely that such stock would be so traded in the foreseeable future. The Company's New Common Stock also may constitute a "penny stock" under the rules and regulations of the Securities and Exchange Commission, and such designation may have an adverse effect on the market in the Company's New Common Stock.

LACK OF DIVIDENDS

         The Company intends to employ all available funds for the development of its business and, accordingly, does not intend to declare or pay cash dividends in the foreseeable future.

RISKS ASSOCIATED WITH NEO VISION

NEW BUSINESS CONCEPT; LIMITED OPERATING HISTORY; CONTINUING LOSSES; GOING-CONCERN CONSIDERATIONS

         The Company intends to make the Neo Vision video wall advertising line of business its primary focus in the immediate future. Neo Vision was incorporated in June 1997 and completed its development stage in June 1998. Neo Vision has a limited operating history with respect to the distribution and marketing of its video wall advertising business. Thus, Neo Vision will be subject to all of the risks inherent with a start-up business. In particular, Neo Vision has had negative cash flow and operating losses since inception. Neo Vision reported a net loss of approximately $(675,865) for the year ended September 30, 1998. Neo Vision will require capital provided by securities offerings, and in all likelihood, significant additional capital to fully implement its business plan and expand its operations. There can be no assurance that Neo Vision will be able to achieve, or maintain, profitable operations or positive cash flow at any time in the future. In addition, the report by Neo Vision's independent certified public accountants on Neo Vision's financial statements for the fiscal year ended September 30, 1998 states that Neo Vision's significant operating losses raise substantial doubt about Neo Vision's ability to continue as a going concern. See "CONSOLIDATED FINANCIAL STATEMENTS" AND "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS."

NEED FOR ADDITIONAL CAPITAL; RISK OF SUBSTANTIAL DILUTION

         The Company anticipates that Neo Vision will require substantial additional funding to adequately meet management's growth objectives and fully implement its business plan. Further, in the event that Neo Vision is unable to obtain sufficient financing, there is no assurance that Neo Vision will be able to successfully penetrate the video wall advertising marketplace, and achieve widespread acceptance. The Company may seek additional debt or equity financing through banks, other financial institutions, companies, or individuals. Management has engaged financial consultants to assist in obtaining $3,000,000 to $5,000,000 in additional capital and Neo Vision has received a letter of intent for a $250,000 sale and leaseback of the installed equipment at one of its locations. However, no assurance can be given that the Company will be able to obtain any such additional equity or debt financing on satisfactory terms or at all. No assurance can be given that any such financing, if obtained, will be adequate to meet Neo Vision's needs for the foreseeable future. If the Company is not able to successfully obtain sufficient capital, through securities offerings and from additional sources, Neo Vision's ability to continue as a viable line of business for the Company will be substantially impaired.

EXISTING DEBT OBLIGATIONS


         As of December 31, 1998, Neo Vision had approximately $800,000 in outstanding convertible debentures bearing interest at rates of between 10% and 12% per annum, with total accrued interest at December 31, 1998 of $6,230. These debentures were issued in multiple series beginning in 1997 and ending in 1998. The Neo Vision debentures provide that the principal and accumulated interest are convertible to Neo Vision common stock at the rate of one share of Neo Vision common stock for each $1.00 (or $1.25 for certain debentures) of outstanding principal amount and accrued interest of debentures upon completion of a transaction that results in unrestricted securities of Neo Vision (or with respect to certain of the debentures its successor) being issued and outstanding. The Company believes that the terms of the debentures either require the conversion of the debentures into New Common Stock upon the effectiveness of a registration statement for the conversion of the debentures or if not required that the debenture holders will elect to convert their debentures. The Company believes that in view of the exchange ratio involving the acquisition by the Company of the outstanding 6,250,000 shares of Neo Vision common stock, that the debentures are convertible at the ratio of .76 shares of the Company's New Common Stock for each share of Neo Vision common stock that they would have received on conversion if Neo Vision had continued as a separate entity.

         Based on the .76 exchange ratio, approximately 599,990 of the Company's New Common Stock would be issued to the debenture holders upon conversion of their principal and accrued interest to December 31, 1998. In connection with the separation agreement, Mr. Christopher has waived the right to receive 400,000 shares of New Common Stock which the Company has agreed to allocate to the debenture holders on a pro rata basis thereby bringing the total New Common Shares to be issued to the debenture holders on conversion to approximately 999,990 at December 31, 1998.

         Of the total outstanding Neo Vision debentures, $420,000 were due in December 1998 with the remainder due in May 1999 and Neo Vision has not paid any of the past due debentures. Neo Vision currently cannot repay such debentures. The Company has received signed agreements from substantially all of the debenture holders to convert their convertible debentures and related accrued interest into shares of the Company's New Common Stock upon completion of the Exchange Agreement. The Company plans to offer to exchange these debentures for shares of New Common Stock upon completion of the transactions contemplated hereby and the filing of a registration statement registering the shares of New Common Stock with respect to such debentures. However, no assurance can be given that the debenture holders will in fact convert their debentures into shares of New Common Stock. In the event that such debenture holders do not so convert their debentures, the Company intends to seek to refinance such debentures. However, in the event the debentures are not converted, and the Company is unable to refinance such indebtedness, then Neo Vision may be unable to continue its operations.

UNCERTAINTY OF WIDESPREAD MARKET ACCEPTANCE OF PRODUCTS; LIMITED MARKETING EXPERIENCE

         Neo Vision has just started marketing its video wall advertising service. Neo Vision has entered into two agreements, both in Las Vegas, Nevada, to provide its video wall advertising service. Neo Vision is negotiating other agreements to offer its service to various malls and airports throughout the country. However, there can be no assurance that additional agreements will be executed in the near future or that existing agreements will be profitable. As is typical with new services, demand and market acceptance for Neo Vision's services are subject to a high level of uncertainty. The profitability will be highly dependent on its ability to persuade its potential customers to implement the use of its video wall technology rather than more traditional methods of advertising. Achieving widespread market acceptance for the video wall advertising service will require substantial marketing efforts and the expenditure of sufficient funds to create brand recognition, customer demand, and to cause potential customers to consider the potential benefits of Neo Vision's service as against more traditional advertising methods to which they have long been accustomed. Moreover, Neo Vision's ability to achieve widespread market acceptance will depend in part on Neo Vision's ability to locate, hire, and retain sufficient qualified marketing personnel and to fund marketing efforts. There can be no assurance that the video wall advertising service will achieve widespread market acceptance or that Neo Vision's marketing efforts will result in profitable operations.

CERTAIN FACTORS AFFECTING OPERATING RESULTS

         Neo Vision's operating results will be affected by a wide variety of factors that could adversely affect its total revenue and profitability. These factors, many of which are beyond the control of the Company and Neo Vision, include creating and continuing interest in video wall advertising; Neo Vision's success in obtaining and maintaining customer satisfaction with video wall advertising; the level and timing of the demand for Neo Vision's services and Neo Vision's ability to expand its personnel, equipment, and administrative support functions; changes in the mix of services it provides; technological changes; and competition and competitive pressures on prices. Neo Vision's revenue and results of operations also may be subject to fluctuations based upon general economic conditions. If there were to be a general economic downturn or a recession, there would be a material adverse effect on Neo Vision's business, operating results, and financial condition.

LACK OF DIVERSIFICATION; RISKS OF INVESTING IN LIMITED PRODUCTS

         The success of Neo Vision's business, and thus of the Company, will depend almost entirely on the market acceptance of the video wall method of advertising. The plan of operation, therefore, subjects Neo Vision to the economic fluctuations within the advertising industry and increases the risk associated with its operations. This primary dependence on one type of service (a situation the Company expects will continue for the foreseeable future) renders Neo Vision more vulnerable than companies with a more diversified offering of services. Significant delays in development could greatly affect Neo Vision's competitiveness. There can be no assurance that Neo Vision's video wall method of advertising will not become obsolete earlier than anticipated. There also can be no assurance that the Company will be able to devote sufficient resources to the research and development effort required to enable Neo Vision to meet future technological changes. An investment in any aspect of the technological industry is speculative and historically has involved a high degree of risk.

RISK OF LONG TERM ACCEPTANCE OF VIDEO WALL ADVERTISING

         Because Neo Vision's video wall advertising method is new, it is difficult to estimate the acceptance by potential advertising service users and in turn, rates of rejection or dissatisfaction with the video wall method of advertising. The failure of Neo Vision to achieve long-term acceptance of the video wall method of advertising would have a material adverse effect upon Neo Vision, and thus the Company's business.

MANAGEMENT OF GROWTH

         The Company plans to expand Neo Vision's business significantly over the next 12 months. The expansion of Neo Vision's business will require it to enhance its operational, financial, and information systems; to motivate and manage its existing personnel and to attract and retain additional managerial, technical, and marketing personnel; to enhance its technical equipment; and to expand the development and marketing of video wall method of advertising. The failure of Neo Vision to expand its systems, personnel, equipment, and administrative resources on an effective basis could have a material adverse effect on Neo Vision's business, and thus the Company's business, operating results, and financial condition.

NEED FOR ADDITIONAL DEVELOPMENT OF CERTAIN PRODUCTS

         The Company anticipates that Neo Vision's future research and development activities combined with experience gained from future users of its video wall advertising service could result in the need for further refinement and development. The Company also expects Neo Vision to modify its services for particular locations. There can be no assurance that unforeseen circumstances will not require expensive additional development of Neo Vision's video wall advertising service. In addition, the Company may in the future need to make improvements of its video wall advertising service in order for it to remain competitive. The costs for any such improvements may be substantial.

COMPETITION

         Neo Vision's business is primarily proprietary in nature. Neo Vision does not have patent protection for any of its proprietary technology and does not believe that such protection is available. Thus, potential competitors could implement advertising services similar to Neo Vision's video walls. Therefore, no assurance can be given that Neo Vision's method of video wall advertising will be able to successfully compete with these potential competitors. Further, Neo Vision will be competing against advertising companies who utilize more traditional methods of advertising and have established relationships with potential Neo Vision clients. In addition, Anthony Christopher, the former principal shareholder of Neo Vision, may compete against the Company after one year, or two years if Neo Vision has twelve video walls operating at December 17, 1999.

YEAR 2000 COMPLIANCE

         Neo Vision has assessed its Year 2000 issues and its readiness for this potential problem. Neo Vision has examined its information technology systems and believes that, given that its operations do not depend on information technology as such, the Year 2000 should have no effect on its information technology systems.


         Further, Neo Vision has assessed its non-information technology systems and believes that Neo Vision is Year 2000 compliant because it is operated using personal, as opposed to mainframe, computer technology. These personal computers were purchased in the last three years and run on a standard operating system. In addition, all software run by Neo Vision is standard, off-the-shelf software purchased in the last three years. Thus, due to the dates of purchase of its systems, Neo Vision believes that all of its systems are Year 2000 compliant. Beginning in January 1999, Neo Vision began seeking assurances from the manufacturers of its personal computers that such computers are indeed Year 2000 compliant. This will complete Neo Vision's internal examination of Year 2000 issues.

         In establishing a Year 2000 remediation program, Neo Vision has entered its next phase by implementing an examination procedure for its third-party suppliers and vendors. As a component of this program, in January 1999 Neo Vision began to send written requests for assurances that these third parties are addressing their own Year 2000 issues. Most significantly, Neo Vision intends to address the Year 2000 readiness state of the providers of its satellite delivery system by requesting a written Year 2000 compliance program which these providers are implementing. In the event that any suppliers or vendors do not exhibit Year 2000 readiness to the satisfaction of management, such suppliers or vendors will be replaced as management deems appropriate.


         The cost of Neo Vision's Year 2000 compliance program has not had, and is not expected to have, a material impact on its results of operations, financial condition, or liquidity. Neo Vision has not been required to prematurely replace equipment due to Year 2000 issues, nor has it needed to hire Year 2000 solution providers. Further, Neo Vision does not anticipate the necessity of such expenses in the future. Finally, Neo Vision anticipates that the cost of ensuring compliance of third parties will be minimal.

         Neo Vision anticipates, in its reasonably likely worst case Year 2000 scenario, that the failure of its clients and suppliers to adequately address their own Year 2000 issues could impact such parties' ability to provide the materials used in constructing new video walls or to make payments for Neo Vision's services. In addition, the failure of the providers of the satellite delivery system to address Year 2000 issues could negatively impact Neo Vision's ability to transmit signals onto its video walls, which could interrupt the images displayed on these walls. This could adversely affect Neo Vision's business, financial condition, cash flows, and results of operations.

         Neo Vision's greatest Year 2000 concern is the transmission of signals onto its video walls. Neo Vision is in the process of completing its contingency plans for such an event. In the event of an interruption of the satellite delivery system, Neo Vision anticipates being able to reroute the signals for delivery over conventional landlines at little additional cost. Neo Vision believes that the cost to engage stand-by providers for signal delivery outweighs the potential benefit of such contracts at this time. If Neo Vision is not satisfied with the steps taken by the satellite provider to prepare for the Year 2000, Neo Vision will contract for additional providers at that time. Neo Vision anticipates receiving this information and making this determination by July 1999. This analysis, and any action taken as a result of this analysis, will complete Neo Vision's contingency plans. Even if action is necessary, Neo Vision anticipates that its contingency plans will be completed by August 1999.

RISKS ASSOCIATED WITH THE COMPANY

LACK OF PROFITABLE OPERATIONS

         The Company's real estate school, travel agency, and real estate lines of business experienced a net loss of $(189,484) and a net loss of $(49,922) for the fiscal years ended September 30, 1998 and 1997, respectively. No assurance can be given that the Company will be able to attain or maintain a profitable level of operations for these lines of business in the future, or that it will not continue to incur operating losses. Management expects the addition of Neo Vision ultimately will improve its operating results; however, since Neo Vision has just completed its development stage, no assurance can be given that it will contribute to the profitability of the Company or that the Company's non-Neo Vision lines of business will not cause additional losses.

GOING-CONCERN CONSIDERATIONS

         At  September  30,  1998,   the  Company  was  in  default  on  certain
convertible debentures, and had a working capital deficiency of $414,921. Management is taking actions to alleviate these conditions, including seeking additional financing, which the Company's management believes will provide the opportunity for the Company to continue as a going concern. However, no assurance can be given that the Company will be successful in obtaining necessary financing or that the Company will continue as an operating entity without additional financing. In addition, the report by the Company's independent certified public accountants on the Company's financial statements for the fiscal year ended September 30, 1998 states that the Company's significant operating losses raise substantial doubt about the Company's ability to continue as a going concern. See "CONSOLIDATED FINANCIAL STATEMENTS" AND "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS."

CURRENT DEFAULTS ON EXISTING OBLIGATIONS

         The Company currently is in default on the payment of various convertible debentures in the outstanding principal amount of $56,450 that matured in December 1996 plus related accrued interest payable at September 30, 1998 of approximately $33,600. The Company has had no contact from the debenture holders, who if they elected not to convert the debentures into common shares pursuant to the debentures, could bring legal action against the Company. The debentures and accrued interest would be converted into approximately 120,067 Class A Shares (12,007 New Common Shares) if the debenture holders elected to convert. The Company currently does not have the ability to pay any of the defaulted debentures and no assurance can be given that the Company will have sufficient capital to pay such debts.

DEPENDENCY ON ECONOMIC CONDITIONS ON THE ADULT EDUCATION AND TRAVEL SERVICE BUSINESS

         The Company's real estate school and travel agency line of business is largely dependent on economic growth in its market area. At present, adult education serves the real estate industry, which is experiencing significant growth. Real estate education generally declines when real estate activity declines. Travel services also generally follow general economic trends. If the current economic activity slows, the depressed economy could slow and possibly frustrate the Company's operations.

COMPETITION

         The markets in which the Company sells its real estate school and travel agency services are highly competitive. In the travel services industry, the Company faces competition from larger and better capitalized companies, such as American Express and Thomas Cook, which are better able to withstand operating losses and the effects of a cyclical market. In the real estate school industry, the Company competes with numerous local real estate schools offering similar instructional courses.

YEAR 2000 COMPLIANCE

         The Company has assessed its Year 2000 issues and its readiness for this potential problem. The Company has examined its information technology systems and believes that, given that the Company's operations do not depend on information technology as such, the Year 2000 should have no effect on its information technology systems.


         Further, the Company has assessed its non-information technology systems and believes that it is Year 2000 compliant because the Company is operated using personal, as opposed to mainframe, computer technology. These personal computers were purchased in the last three years and run on a standard operating system. In addition, all software run by the Company is standard, off-the-shelf software purchased in the last three years. Thus, due to the dates of purchase of its systems, the Company believes that all of its systems are Year 2000 compliant. Beginning in January 1999, the Company began seeking assurances from the manufacturers of its personal computers that such computers are indeed Year 2000 compliant. This will complete the Company's internal examination of Year 2000 issues.

         In establishing a Year 2000 remediation program, the Company has entered its next phase by implementing an examination procedure for its third-party suppliers and vendors. As a component of this program, in January 1999 the Company began to send written requests for assurances that these third parties are addressing their own Year 2000 issues. Most significantly, the Company intends to address the Year 2000 readiness state of its reservations system provider, which is operated using mainframe technology, by requesting a written Year 2000 compliance program which this provider is implementing. In the event that any suppliers or vendors, including its reservation system provider, do not exhibit Year 2000 readiness to the satisfaction of management, such suppliers or vendors will be replaced as management deems appropriate.


         The cost of the Company's Year 2000 compliance program has not had, and is not expected to have, a material impact on the Company's results of operations, financial condition, or liquidity. The Company has not been required to prematurely replace equipment due to Year 2000 issues, nor has the Company needed to hire Year 2000 solution providers. Further, the Company does not anticipate the necessity of such expenses in the future. Finally, the Company anticipates that the cost of ensuring compliance of third parties will be minimal.

         The Company anticipates, in its reasonably likely worst case Year 2000 scenario, that the failure of its clients and suppliers to adequately address their own Year 2000 issues could impact such parties' ability to provide the information used in booking travel arrangements or to make payments for travel agency services to the Company. In addition, the failure of the providers of the travel agency reservations system could negatively impact the Company's ability to make reservations for its customers. This could adversely affect the Company's business, financial condition, cash flows, and results of operations.

         The Company's greatest Year 2000 concern is the travel agency reservations system. The Company has considered contingency plans for such an event, but has ultimately concluded that no such plans are feasible due to the centralized nature of the airline reservations system. However, due to the importance of this system to the entire industry, the Company anticipates that the providers of this system will provide assurances of their own Year 2000 compliance. If this system fails as a result of a Year 2000 problem, the Company could lose revenue generated from booking reservations. If such failure was prolonged, the Company's financial condition could be negatively impacted.

LIQUIDITY

         The Company had a working capital deficiency of $414,921 at September 30, 1998. Obtaining positive working capital and the completion of the Company's expansion is dependent on the successful expansion of Neo Vision's video wall advertising business, renegotiations of certain current liabilities, and obtaining other long-term financing.

                        SUMMARY HISTORICAL FINANCIAL DATA


         The summary historical operating data, balance sheet data and cash flow data for the Company for each of the years ended September 30, 1994, 1995, 1996, 1997 and 1998 are derived from the audited financial statements of the Company as reported in its Annual Reports on Form 10-K. The pro forma financial data is based on the audited financial statements of the Company and of Neo Vision, Inc.

         The summary historical operating data, balance sheet data, cash flow data, and pro forma data for the Company for the quarters ended December 31, 1998 and 1997 are derived from the unaudited financial statements as reported in its quarterly report on Form 10-Q.

         The summary consolidated financial data should be read in conjunction with and is qualified in its entirety by, the respective audited financial statements and notes thereto of the Company, included on pages F-1 through F-26, the audited financial statement and note thereto as of September 30, 1998 and for the year then ended of Neo Vision, Inc. starting on page F-35, and the quarterly December 31, 1998 unaudited financial statements of the Company on pages F-27 through F-34.

                        SUMMARY HISTORICAL FINANCIAL DATA

                                           FOR THE YEAR ENDED SEPTEMBER 30,
                       -------------------------------------------------------------------
                                                                                  1998
                         1994        1995       1996       1997       1998     PRO FORMA(3)
                         ----        ----       ----       ----       ----     ------------
STATEMENT OF OPERATIONS
DATA:

Revenues               $110,480  $193,640  $ 386,173  $1,222,243   $1,875,354  $1,888,308

Gross profit                 --        --         --      76,875      117,864     117,864

Income (loss) before
interest expense, dep.
and amortization          7,011    48,509     33,604     (66,770)    (129,582)   (676,742)

Depreciation and
Amortization              9,629     7,729     15,281      26,412       39,766     152,026

Interest Expense         37,950     9,819     12,979      14,933       20,136      81,144

Minority interest            --        --         --          --           --     (44,564)

(Loss) from Write Off
of Plans and Spec            --        --   (649,999)         --           --          --

Income (loss) from
Discontinued
Operations(1)            (4,373)   (2,356)    11,671      38,149(2)        --          --

Net Income (loss)       (44,941)   28,605   (632,984)    (69,966)    (189,484)   (865,348)

Net Income (loss)
per share                  (.01)     (.00)      (.06)       (.01)        (.01)       (.12)

BALANCE SHEET DATA:

Total Assets            802,690   803,169    278,669   1,046,115      484,789   1,091,938

Long-term debt          404,307   127,933     31,967     620,979        5,360       5,360

Minority interest            --        --         --          --           --     130,622

Total Liabilities       622,161   220,008    240,992     941,404      519,097     972,360

Shareholders'
Investment              180,529   583,161     36,677     104,711      (34,308)    119,578

CASH FLOW DATA:

Cash provided (used)
in operating activities (11,187)    3,690     (8,534)     34,025       (6,142)   (278,746)

Cash provided (used)
in investing activities    (606)  (24,895)    (9,080)   (117,264)      13,076    (608,927)

Cash provided by
financing activities      2,599    25,663     22,092      93,529      (19,291)    958,893

----------
(1) The four years ended September 30, 1996 have been restated to reflect Hansen & Associates, Inc. dba Property Masters as a discontinued operation.
(2) Includes the $33,752 gain on the sale of Hansen and Associates, Inc. dba Property Masters.
(3) The pro forma 1998 financial data reflects information based on the assumption that the acquisition of Neo Vision, Inc. was consummated as of October 1, 1997 and that the exchange of shares and conversion of the Neo Vision debentures was completed.

                        SUMMARY HISTORICAL FINANCIAL DATA

                                           FOR THE QUARTER ENDED DECEMBER 31,
                                    --------------------------------------------
                                                                       1998
                                       1997             1998        PRO FORMA(1)
                                       ----             ----        ------------
STATEMENT OF OPERATIONS DATA:

Revenues                            $ 511,640       $   470,310       $ 523,882

Gross profit                           43,889            31,217          74,328

Income (loss) before interest
expense, dep. and amortization        (11,233)           30,955         (93,605)

Depreciation and
Amortization                            9,634            10,161          20,979

Interest Expense                        3,503             3,445          31,644

Net Income (loss)                     (24,370)           17,349        (146,228)

Net Income (loss)
per share                                (.00)              .00            (.02)

BALANCE SHEET DATA:

Total Assets                                            545,374       1,060,589

Long-term debt                                            2,415           2,415

Minority interest                                       136,096         136,096

Total Liabilities                                       562,333       1,047,562

Shareholders' Investment                                (16,959)         13,027

CASH FLOW DATA:

Cash provided (used)
in operating activities                  (459)           (1,473)        (80,810)

Cash provided (used)
in investing activities                 1,560            (2,492)         (1,086)

Cash provided by
financing activities                   (2,333)           (2,945)         (2,945)

----------
(1) The pro forma 1998 financial data reflects information based on the assumption that the acquisition of Neo Vision, Inc. was consummated as of October 1, 1998 and that the exchange of shares and conversion of the Neo Vision debentures was completed.

                             SUMMARY PER SHARE DATA
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998


PER SHARE DATA:
UNITED STATES AIRCRAFT CORP & SUBSIDIARIES
Net Income (loss)
  Historical                                         (.01)
  Pro Forma(1)                                       (.01)

Book Value
  Historical                                         (.01)
  Pro Forma(2)                                        .02

NEO VISION, INC.
 Net Income (loss)
  Historical                                         (.00)
  Equivalent Pro Forma(3)                            (.00)

 Book Value
  Historical                                         (.00)
  Equivalent Pro Forma(3)                            (.00)

----------
(1) Pro forma net income (loss) per share fo r each of the five years ended September 30, is based on the weighted average shares outstanding as adjusted for the Exchange of the Class A and Class B shares into shares of New Common Stock of 5,575,258; 5,575,258; 5,650,063; 5,743,918; 5,802,147
     respectively. Pro forma weighted average shares outstanding for the year ended September 30, 1997 and 1998 is 5,812,471 and 5,941,230.

(2) Book value per share is based on the shar es outstanding at September 30, 1997 and September 30, 1998 and Pro forma Book value is based on the shares outstanding adjusted for the Exchange of the Class A and Class B shares for the New Common Stock.

(3) Equivalent pro forma net income (loss) per share for each of the five years ended September 30 is based on the net income (loss) per share and the book value per share of the registrant multiplied by the exchange ratio of .2436 (1,163,670 to 4,777,560).

(4) Dividends per share are not presented a s neither entity has previously declared any dividends.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

         COMPARISON 1998 TO 1997

         The total revenue of $1,875,354 for the year ended September 30, 1998 is made up of $494,258 or 26% from the real estate education segment and $1,281,689 or 68% from the travel agency segment with the remaining $99,407 or 6% consisting of consulting and miscellaneous income. Total revenue increased by $653,111 in 1998 compared to a $836,070 increase in 1997. The 1998 revenue increase consists of increases in real estate education revenue of $57,548, travel agency sales of $505,145 and consulting and other revenues of $90,418.

         The  loss  before  interest,   depreciation  and  amortization  expense
increased by $62,812 and consists of the following:

         Increase in Real Estate Education 1998
          income before interest, depreciation
          and amortization  over 1997                       $  39,313

         Increases in Travel Agency 1998
          loss before interest, depreciation and
          amortization  over 1997                           $  (3,395)

         Increase in consulting and other income            $  90,418

         Increase in general corporate overhead             $(189,148)

         The increase in real estate education 1998 results over 1997 consists of the following:
                                                               Increase
                                           1998        1997   (Decrease)
                                           ----        ----   ----------
         Revenue                         $494,258   $436,710   $ 57,548

         Costs and expenses
          Personnel expense               251,414    245,085      6,329
          Facility cost                    61,553     54,659      6,894
          Other operating cost             91,772     86,760      5,012
                                         --------   --------   --------
              Total                       404,739    386,504     18,235
                                         --------   --------   --------
         Income before interest,
          depreciation and
          amortization                   $ 89,519   $ 50,206   $ 39,313
                                         ========   ========   ========

         The adult education division results improved by $39,313. The improvement was due to a $57,548 increase in revenues offset by a $18,235 increase in operating costs. The revenue increase is the result of additional enrollments including those at the new East campus, and due to a $6,320 increase in advertising revenue related to the publication of the Renewal News. The operating cost increase consists of an $6,329 increase in personnel expense, $6,894 increase in facility costs and $5,012 increase in other operating costs.

         The travel services operation was started on July 1, 1997 with the purchase of an existing travel agency and the operating results are included for the year ended September 30, 1998 with comparable amounts for the three months from the date of acquisition to September 30, 1997 as follows:

                                                                  Increase
                                       1998           1997        (Decrease)
                                       ----           ----        ----------
         Sales                     $ 1,281,689    $   776,544    $   505,145

         Cost of sales               1,163,825        699,669        464,156
                                   -----------    -----------    -----------

            Gross profit               117,864         76,875         40,989
                                   -----------    -----------    -----------
         Operating costs
           Personnel expense            99,811         48,553         51,258
           Facility cost                 8,297          2,534          5,763
           Other operating costs        29,184         41,821        (12,637)
                                   -----------    -----------    -----------
                  Total                137,292         92,908         44,384
                                   -----------    -----------    -----------
         (Loss) before interest
           depreciation and
           amortization            $   (19,428)   $   (16,033)   $     3,395
                                   ===========    ===========    ===========

         Sales for the travel agency operation increased by $505,145 for the year ended September 30, 1998 over the agencies sales for the three months ended September 30, 1997 with a gross profit increase of $40,989. The gross profit percentage declined from 9.9% to 9.2% primarily due to an increase in the portion of sales attributable to airline ticket sales where the gross profit percentage is generally at 8%. Operating costs for the year ended September 30, 1998 were $137,292 compared to $92,908 for the three months ended September 30, 1997, which reflects the restructuring of travel agency operations to reduce the fixed operating costs to approximate $30,000 per quarter.

         Other revenue includes $90,000 of management fees from Neo Vision, Inc., the unconsolidated subsidiary acquired on June 30, 1998 and other miscellaneous income of $9,407 which exceeded other miscellaneous income for 1997 by $418. The management fee of $90,000 represents the $30,000 per month charge to Neo Vision, Inc. for executive management, general and administrative expense provided by the Company.

         General corporate overhead increased by $189,148 primarily due to management compensation increases of $140,265 resulting primarily from the June 30, 1998 acquisition of Neo Vision, Inc. and professional fee increases of $19,368.

         Depreciation and amortization increased by $13,354 primarily due to increased amortization related to the amortization of the goodwill related to the travel agency acquisitions.


         On September 30, 1997 the Company sold its wholly-owned subsidiary Hansen and Associates, Inc. d/b/a Property Masters after determining to discontinue its real estate brokerage and property management line of business. The financial statements have been restated to reflect the operations of the subsidiary as a discontinued operation reflecting a 1997 operating income of $4,397 with no comparable amount for 1998.

         COMPARISON 1997 TO 1996

         The total revenue of $1,222,243 for the year ended September 30, 1997 is made up of $436,710 or 36% from the real estate education segment and $776,544 or 63% from the travel agency segment with the remaining 1% being other miscellaneous income. Total revenue increased by $836,070 in 1997 compared to a $192,533 increase in 1996. The 1997 revenue increase consists of increases in real estate education revenue of $92,922, travel agency sales of $776,544, offset by a decrease in other revenue of $33,396.

         The  loss  before  interest,   depreciation  and  amortization  expense
increased by $100,374. The increased loss consists of the following:


         Reduction in Real Estate Education 1997
            Income before interest, depreciation
             and amortization over 1996                      $22,820

         Loss before interest, depreciation and
          amortization from Travel Agency Operation
          During the Three Months from Acquisition
          on July 1, 1997                                    $16,033

         Increase in General
         Corporate Overhead                                  $28,125

         Decrease in Other Revenue                           $33,396

         The reduction in real estate education 1997 results from 1996 consists of the following:

                                                                    INCREASE
                                              1997        1996     (DECREASE)
                                              ----        ----     ----------
         REVENUE                           $ 436,710   $ 343,788   $  92,922

         Costs & expenses
         Personnel expense                   245,085     186,406      58,679
         Facility cost                        54,659      20,026      34,633
         Other operating costs                86,760      64,320      22,430
                                           ---------   ---------   ---------
              Total                          386,504     270,762     115,742
                                           ---------   ---------   ---------
           Income before interest,
           depreciation and amortization
           operating income                $  50,206   $  73,026   $ (22,820)
                                           =========   =========   =========

         The income before interest, depreciation and amortization from the adult education division declined by $22,820. The decline was due to an $115,742 increase in operating costs offset by a $92,922 increase in revenues. The revenue increase is the result of additional enrollment including those at the new East campus, and due to a $18,035 increase in advertising revenue related to the publication of the Renewal News. The operating cost increase consists of a $58,679 increase in personnel expense, $34,633 increase in facility cost, and $22,430 increase in other operating costs, all of which increased primarily due to the opening of the East campus in August 1996.


         The travel services operation was started on July 1, 1997 with the purchase of an existing travel agency and the operating results are included from the acquisition date through September 30, 1997 with no comparable amounts for fiscal 1996 as follows:


                                                                   AMOUNT
                                                                   ------
         Sales                                                    $776,544
         Cost of Sales                                             699,669
                                                                  --------
         Gross Profit                                               76,875
         Personnel Expense                          $48,553
         Facility Cost                                2,534
         Other Operating Costs                       41,821
                                                    -------
         Total Operating Costs                                    $ 92,908
                                                                  --------
         Income  (loss)   before   interest
         depreciation and amortization                            $(16,033)
                                                                  ========

         General corporate overhead increased by $28,125 primarily due to management compensation increases of $16,108 and an increase of legal and accounting fees of $6,884.

         Other revenue declined by $33,396 primarily due to revenue in fiscal 1996 of $30,000 related to a reduction of certain accrued obligations with no comparable amount in 1997.

         Depreciation and amortization increased by $11,131 primarily due to equipment and business acquisitions. Interest increased by $1,953.


         On September 30, 1997, the Company sold its wholly-owned subsidiary Hansen and Associates, Inc. dba Property Masters after determining to discontinue its real estate brokerage and property management line of business. The financial statements have been restated to reflect the operations of the subsidiary as a discontinued operations reflecting a 1997 operating profit of $4,397 compared to $11,671 in 1996. The sale of Hansen and Associates, Inc. dba Property Masters resulted in a gain of $33,752 in 1997 with no comparable amount in 1996.

         COMPARISON THREE MONTHS ENDED DECEMBER 1998 TO 1997

         The total revenue of $470,310 for the three months ended December 31, 1998 is made up of $108,980 or 23% from the real estate education segment and $271,330 or 58% from the travel agency segment with the remaining $90,000 or 19% consisting of the management fee charged to Neo Vision, Inc. Total revenue decreased by $41,330 in 1998 compared to a $427,268 increase in 1997. The 1998 revenue decrease consists of an increase in real estate education revenue of $13,628, a decrease in travel agency sales of $143,948 and management fees and other revenues of $88,990.

         The  loss  before  interest,   depreciation  and  amortization  expense
decreased by $42,188 and consists of the following:

         Decrease in Real Estate Education 1998
           income before interest, depreciation
           and amortization over 1997                      $(10,615)

         Decreases in Travel Agency 1998
           loss before interest, depreciation and
           amortization over 1997                          $   7,876

         Increase in consulting and other income           $  88,990

         Increase in general
           corporate overhead                              $(44,063)

         The increase in real estate education 1998 results over 1997 consists of the following:

                                                               INCREASE
                                          1998        1997    (DECREASE)
                                          ----        ----    ----------
         Revenue                        $108,980   $ 95,352   $ 13,628

         Costs and expenses
           Personnel expense              66,645     54,071     12,574
           Facility cost                  14,924     10,472      4,452
           Other operating cost           24,089     16,872      7,217
                                        --------   --------   --------
              Total                      105,658     81,415     24,243
                                        --------   --------   --------
         Income before interest,
           depreciation and
           amortization                 $  3,322   $ 13,937   $(10,615)
                                        ========   ========   ========

         The adult education division results declined by $10,615. The decline was due to a $24,243 increase in operating costs offset by a $13,628 increase in revenues. The revenue increase is the result of additional enrollments including those at the new East campus. The operating cost increase consists of an $12,574 increase in personnel expense, including additional marketing personnel, $4,452 increase in facility costs and $7,217 increase in other operating costs.

         The $7,876 decrease in the travel agency 1998 loss before interest, depreciation and amortization consists of the following:

                                                                   INCREASE
                                            1998        1997      (DECREASE)
                                            ----        ----      ----------
         Sales                           $ 271,330   $ 415,278    $(143,948)
         Cost of sales                     240,113     371,389     (131,276)
                                         ---------   ---------    ---------
              Gross profit                  31,217      43,889      (12,672)
                                         ---------   ---------    ---------
         Operating costs
          Personnel expense                 16,936      48,396      (31,460)
          Facility cost                      1,654       1,776         (122)
          Other operating costs             11,425         391       11,034
                                         ---------   ---------    ---------
              Total                         30,015      50,563      (20,548)
                                         ---------   ---------    ---------
         Income (Loss) before interest
          depreciation and
          amortization                   $   1,202   $  (6,674)   $  (7,876)
                                         =========   =========    =========

         Sales for the travel agency operation decreased by $143,948 for the quarter ended December 31, 1998 over the agencies sales for the three months ended December 31, 1997 with a gross profit decrease of $12,672. The sales decrease is a result of the restructuring of the travel agency operation that was completed in January 1998. The gross profit percentage improved from 10.5% to 11.5% primarily due to an increase in the portion of sales attributable to cruise and tour sales where the gross profit percentage generally ranges from 10% to 13%. Operating costs for the quarter were $30,015 compared to $50,563 for the three months ended December 31, 1997, which reflects the restructuring of travel agency operations to reduce the fixed operating costs to approximate $30,000 per quarter.

         Other revenue consists of the $90,000 of management fees from Neo Vision, Inc., the unconsolidated subsidiary acquired on June 30, 1998 which exceeded other miscellaneous income for 1997 by $88,990. The management fee of $90,000 represents the $30,000 per month charge to Neo Vision, Inc. for executive management, general and administrative expense provided by the Company.

         General corporate overhead increased by $44,063 primarily due to management compensation increases from the June 30, 1998 acquisition of Neo Vision, Inc.

         Depreciation and amortization increased by $527 and interest expense declined by $60.


FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES


         The working capital deficit decreased $381,466 from September 30, 1997 to $420,421 at September 30, 1998 and increased by $26,290 from September 30, 1998 to $446,711 at December 31, 1998. Current assets decreased by $26,222 from 1997 to $93,316 at September 30, 1998. The decrease consists of a $12,357 decrease in cash, a $6,591 increase in accounts receivable, a $6,500 decrease in notes receivable related to the sale of Hansen & Associates, Inc., d/b/a Property Masters and a $13,956 decrease in prepaid expenses.

         Current assets increased by $19,891 from September 30, 1998 to $113,207 at December 31, 1998. The increase consists of a $6,910 decrease in cash, a $3,667 increase in accounts receivable and a $23,134 increase in prepaid expenses.

         Current liabilities decreased $407,688 from 1997 to $513,737. The decrease consists of a $11,775 decrease in the current portion of long-term debt, a $30,000 increase in notes payable related to a one year line of credit with a bank, a decrease of the trust deeds payable due to the transfer of the California land to RVP-LLC, a $7,103 increase related to the accrued interest on the debentures, a $4,575 increase in accounts payable and a $145,799 increase in accrued expenses which consisted of the $153,805 increase in estimated compensation due executive officers offset by decreases in other accruals. Unearned tuition increased by $17,610 due to the increased enrollments.

         Current liabilities increased by $46,181 from September 30, 1998 to $559,918 at December 31, 1998. The increase consists of a $1,776 increase in the accrued interest related to the Company's convertible debentures, a $4,168 decrease in accounts payable, a $44,320 increase in accrued expenses which consists primarily of increases in the estimated compensation due executive officers. Unearned tuition increased by $4,253.

         Advances to an officer made pursuant to the officer's compensation program decreased by $27,769 to zero at September 30, 1998. The long term note receivable of $25,000 at September 30, 1998 and December 31, 1998 related to the sale of Hansen and Associates, Inc. At September 30, 1998, property and equipment decreased by $9,541 as a result of equipment acquisitions of $3,520 offset by depreciation of $13,061. At December 31, 1998, property and equipment decreased by $170 as a result of equipment additions of $2,492 offset by depreciation of $2,662. In the fiscal year 1998, goodwill increased by $16,031 with a $20,000 addition due to the Western College, Inc. acquisition offset by amortization for 1998 and decreased by an additional $1,499 for amortization in the quarter ended December 31, 1998. Course materials decreased by $1,964 due to the amortization recorded for the fiscal year 1998 and by $491 due to amortization in the quarter ended December 31, 1998. Other assets decreased by $18,455 for fiscal year 1998 and by $631 during quarter ended December 31, 1998.

         The Company has formed RVP-LLC, an Arizona limited liability company for the purpose of owning recreational vehicle parks that will be leased to and operated by the Company. The operating agreement provides that the Company will manage RVP-LLC and that profits and losses will be allocated 90% to a trust whose trustee is the individual from whom the RV Park consulting fee has been earned, with the remainder allocated to the Company.

         The Company has earned a consulting fee of $412,999 relating to its research project on the recreational vehicle park industry net of its contribution to RVP-LLC. The Company for over two years has investigated the recreational vehicle park industry and instituted a program to establish a chain of RV parks. In connection therewith, the Company has earned a consulting fee for its research and development from an unrelated individual, who desires to participate in the RV Park program, from which it will contribute $1,700,000 to RVPL.L.C. The net consulting fee at September 30, 1998 consists of the following:

        Fee, net of contribution to RVP-L.L.C.                $300,000
        Equity in RVP-L.L.C.                                   112,999
                                                              --------
                                                              $412,999
                                                              ========

         The consulting fee revenue was earned upon completion of the research and the agreement with the unrelated individual who is the trustee of the family trust that holds 90% of RVP-LLC. However, for financial reporting purposes the consulting fee revenue will not be recognized until it is received, since there is insufficient evidence to assure its realization. Management believes the consulting fee, which is expected to be revenue with an infrequent occurrence, will be collected in the year ending September 30, 1999. The costs related to earning the consulting fee consisted primarily of executive compensation and travel all of which has been expensed over the period of the project.

         On June 30, 1998 the Company  approved  the  transfer to RVP-LLC of the
35.66 acres of land in Glenn County, California subject to trust deeds payable in the amount of $601,000. The 35.66 acres of land transferred to RVP-LLC resulted in $12,516 being included as the original investment in RVP-LLC. The $12,516 represents the excess of the land cost at June 30, 1998 over the balance of the trust deeds payable and it has been included in the Company's general and administrative expenses for the year ended September 30, 1998. The land was acquired for the purpose of developing the initial recreational vehicle park of the planned chain of RV parks. The holder of the second trust deed filed a notice of default due to non-payment of interest. The LLC determined not to reinstate the defaulted trust deed and in August 1998, RVP-LLC lost the California land in a foreclosure sale. There are no collection activities being pursued by the trust deed noteholders and management does not believe there will be any collection efforts.

         At September 30, 1998, the members equity of RVP-LLC is $1,707,500 and consists primarily of the $1,700,000 capital contribution to be received from the consulting fee which for financial reporting purposes reduces the member's equity of RVP-LLC. The Company will not recognize any equity in RVP-LLC until the capital contribution of $1,700,000 is received. The Company's interest in RVP-LLC, if the capital contributions were recognized, would be approximately $135,988.

         The July 1997 and August 1997 purchase price of the travel agencies exceeded the identifiable tangible assets of the agencies by $110,288 and relates primarily to the value of the income production of the approximately 175 Home Based Travel Agents who place their travel sales through FirsTravel. The original cost has been reduced by amortization of $5,514 in fiscal year 1997, $26,397 in fiscal year 1998 and $5,515 in the quarter ended December 31, 1998.

         Long-term debt decreased by $14,619 due to payments of $26,394 less the $11,775 decrease in the current portion in fiscal year 1998 and decreased by $2,945 during the quarter ended December 31, 1998. The convertible debentures of $56,450 of United States Aircraft Corporation plus the related accrued interest are classified as current liabilities as they were due on December 31, 1996. Currently, the debentures remain unpaid and the Company believes that they will eventually be retired through conversion to the Company's New Common Stock, although no assurance that such a conversion will be elected by the debenture holders. If the debenture holders do not elect to convert into the Company's New Common Stock, they could demand payment and seek enforcement through legal action; however, the Company has had no contact from the debenture holders.

         The report by the Company's independent certified public accountants on the Company's financial statements for the fiscal year ended September 30, 1998 states that the Company's significant operating losses raise substantial doubt about the Company's ability to continue as a going concern. The net loss for the year ended September 30, 1998 primarily results from the increase in general and administrative expenses related to increases in the management team and their compensation, which have been made to facilitate the planned expansion including the acquisition and expansion of Neo Vision, Inc. Management projects that all of its operating units including Neo Vision, Inc. will operate at a sufficient profit to cover all of its general and administrative expenses during the year ended September 30, 1999. To accomplish its planned expansion and resulting profitability, management has adopted a program to expand its existing services operations plus the acquisition of other service organizations; however, the expansion program requires the resolution of its working capital deficiency and the infusion of additional capital for which the following program has been adopted.

         The internal sources of liquidity include the acquisition of Neo Vision and its projected profitability, the collection of the net consulting fee, and the anticipated conversion of the convertible debentures , all of which are expected to resolve the current working capital deficiency. However, the Company intends to rapidly expand its newly acquired Neo Vision operation by the expected installation of 21 and 36 video walls in the years ended September 30, 1999 and 2000, respectively at a projected cost of $250,000 for each wall. The planned expansion will require capital from external sources of approximately $3,000,000 to $5,000,000 by early 1999. Neo Vision has engaged financial advisors to assist in the funding of its capital needs for the planned expansion, including private placements. Management believes that the funding will be a combination of long-term lease , convertible debt financing, or the preferred stock to be authorized, and that it will be funded in time to complete the expected installation of video walls in the year ended September 30, 1999. However, the Company does not intend to make material commitments for further capital expenditures until financing becomes available. Additionally, the Company is aggressively investigating acquisitions of adult education, travel services, or other operations that are compatible with the existing operations and that can be acquired for the Company's common stock or with debt that is retired from the cash flow from the acquired operation. No assurance can be given that the acquisitions or installation of the video walls will be completed or the private placement to obtain the required capital infusion will be successful.

OUTSTANDING DEBENTURES AND OTHER INDEBTEDNESS OF THE COMPANY AND NEO VISION

         The Company has outstanding convertible debentures of $56,450 plus related accrued interest of $33,591 at September 30, 1998. These debentures bear interest at rates of 12% to 14% per annum and were due in December 1996. Currently, the debentures remain unpaid and are in default. The debentures are convertible, at the option of the holder, into common shares at the rate of $.75 of outstanding amount for one share of Class A Common Stock ($7.50 of outstanding amount for one share of New Common Stock). The Company also has long term debt of $31,360 of which $26,000 is a current liability. The long term debt consists of a note payable from a bank of $8,333. This note is due in monthly principal payments of $833 plus interest at 10.5% per annum. Additionally, the Company has notes payable to trade creditors in the amount of $23,027. These notes and payables carry interest rates ranging from 10% to 18%. Finally, the Company has other current liabilities consisting of notes payable to a bank of $30,000, accounts payable of $90,734, accrued expenses of $214,062 and unearned tuitions of $62,900. (See discussion elsewhere in this Management's Discussion and Analysis.)

         As of December 31, 1998, Neo Vision had approximately 800,000 in outstanding convertible debentures bearing interest at rates of between 10% and 12% per annum, with total accrued interest at December 31, 1998 of $6,230. These debentures were issued in multiple series beginning in 1997 and ending in 1998. The Neo Vision debentures provide that the principal and accumulated interest are convertible to Neo Vision common stock at the rate of one share of Neo Vision common stock for each $1.00 (or $1.25 for certain debentures) of outstanding principal amount and accrued interest of debentures upon completion of a transaction that results in unrestricted securities of Neo Vision (or with respect to certain of the debentures its successor) being issued and outstanding. The Company believes that the terms of the debentures either require the conversion of the debentures into New Common Stock upon the effectiveness of a registration statement for the conversion of the debentures or if not required that the debenture holders will elect to convert their debentures. The Company believes that in view of the exchange ratio involving the acquisition by the Company of the outstanding 6,250,000 shares of Neo Vision common stock, that the debentures are convertible at the ratio of .76 shares of the Company's New Common Stock for each share of Neo Vision Common Stock that they would have received on conversion if Neo Vision had continued as a separate entity.

         Based on the .76 exchange ratio approximately 599,990 of the Company's New Common Stock would be issued to the debenture holders upon conversion of their principal and accrued interest to December 31, 1998. In connection with the separation agreement, Mr. Christopher has waived the right to receive 400,000 shares of New Common Stock which the Company has agreed to allocate to the debenture holders on a pro rata basis thereby bringing the total New Common Shares to be issued to the debenture holders on conversion to approximately 999,990 at December 31, 1998.

         Of the total outstanding Neo Vision debentures, $420,000 were due in December 1998 with the remainder due in May 1999 and Neo Vision has not paid any of the past due debentures. Neo Vision currently cannot repay such debentures. The Company has received signed agreements from substantially all of the debenture holders to convert their convertible debentures and related accrued interest into shares of the Company's New Common Stock upon completion of the Exchange Agreement. The Company plans to offer to exchange these debentures for shares of New Common Stock upon completion of the transactions contemplated hereby and the filing of a registration statement registering the shares of New Common Stock with respect to such debentures. However, no assurance can be given that the debenture holders will in fact convert their debentures into shares of New Common Stock. In the event that such debenture holders do not so convert their debentures, the Company intends to seek to refinance such debentures. However, in the event the debentures are not converted, and the Company is unable to refinance such indebtedness, then Neo Vision may be unable to continue its operations.

         Neo Vision also has other current liabilities consisting of a note payable to a bank of $15,000, accounts payable of $273,721, accrued expenses of $119,259 and unearned revenue of $15,148. Further, Neo Vision has unpaid management fees due to the Company of $80,373.


FINANCIAL STATEMENTS AND SUPPLEMENTAL DATA

         Reference is made to the financial statements, the report thereon, the notes thereto, and the supplemental data commencing at page F-1 of this Proxy Statement.

                               THE SPECIAL MEETING

GENERAL

         This Proxy Statement is being furnished to the holders of the Company's Class A Common Stock and Class B Common Stock as of the Record Date and is accompanied by a form of proxy, which is being solicited by the Company's Board for use at the Special Meeting to be held on February 17, 1999 at 10:00 a.m. Arizona time, at 3121 East Greenway Road, Suite 201, Phoenix, Arizona and any postponements or adjournments thereof. Only stockholders of record as of the close of business on January 25, 1999, the Record Date, are entitled to notice of and to vote at the Special Meeting or any postponements or adjournment thereof.

         EACH HOLDER OF THE COMPANY'S CLASS A COMMON STOCK AND CLASS B COMMON STOCK IS REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         THE COMPANY'S STOCKHOLDERS SHOULD NOT FORWARD ANY CERTIFICATES WITH THEIR PROXIES.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING


         At the Special Meeting, stockholders of the Company will consider and vote on: (i) a proposal to ratify and approve the Exchange Agreement; (ii) a proposal to amend and restate the Company's Certificate of Incorporation to effectuate the transactions contemplated by the Exchange Agreement including:
(a)  authorizing  the issuance of up to 100,000,000  shares of New Common Stock,
(b) reclassifying of the Company's Class A Common Stock and Class B Common Stock into New Common Stock, (c) authorizing the issuance of up to 75,000,000 shares of preferred stock, (d) changing the name of the Company to Neo Vision Corporation, and (e) making certain technical amendments set forth in the Company's First Restated Certificate of Incorporation, including changing the purpose provisions of the Certificate of Incorporation to reflect the Company's current business activities, updating the address of the Company's statutory agent, and revising the Certificate of Incorporation to more correctly reflect Delaware law, (iii) a proposal to approve the Company's 1998 Stock Option Plan, and (iv) such other business as may properly come before the Special Meeting or any adjournments or postponement thereof.


QUORUM AND VOTING REQUIREMENT

         The presence of stockholders at the Special Meeting, in person or by proxy, entitled to cast a majority of all votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. Any proxy marked "abstain" as to any matter will be counted as present for purposes of determining the existence of a quorum, but will not be counted as a vote for such matter, thus having the same effect as a "no" vote on such matter.

         The affirmative vote of a majority of the outstanding shares of both the Company's Class A Common Stock and Class B Common Stock, each class voting separately, entitled to be voted at the Special Meeting is required to approve the proposal to amend and restate the Company's Certificate of Incorporation, and the affirmative vote of a majority of the shares of the Company's Class A Common Stock and Class B Common Stock present in person or by proxy at the meeting, voting together as a class, and entitled to vote, is required to ratify and approve the Exchange Agreement and approve the Company's 1998 Stock Option Plan.

         As of the Record Date, there are 9,927,504 shares of the Company's Class A Common Stock entitled to vote at the Special Meeting and 4,962,801 shares of the Company's Class B Common Stock entitled to vote at the Special Meeting, with each share being entitled to one vote. As of the Record Date, the directors and executive officers of the Company collectively beneficially own a total of 1,512,708 shares of Class A Common Stock (representing approximately 15% of the outstanding shares of Class A Common Stock), 2,750,000 shares of Class B Common Stock (representing approximately 55% of the outstanding shares of Class B Common Stock), and 4,262,708 shares of the collective outstanding Class A Common Stock and Class B Common Stock (representing approximately 29% of the collective outstanding shares of Class A Common Stock and Class B Common
Stock). As of the Record Date, the former shareholders of Neo Vision collectively beneficially own 2,000,000 shares of Class A Common Stock (representing approximately 20% of the outstanding shares of Class A Common
Stock),  no  shares  of  Class B  Common  Stock,  and  2,000,000  shares  of the collective outstanding Class A Common Stock and Class B Common Stock (representing approximately 13% of the collective outstanding shares of Class A Common Stock and Class B Common Stock). As of the Record Date, the former shareholders of Neo Vision and the Company's directors and officers collectively beneficially own 2,898,708 shares of Class A Common Stock (representing approximately 29% of the outstanding shares of Class A Common Stock), 2,750,000 shares of the outstanding Class B Common Stock (representing approximately 55% of the outstanding shares of Class B Common Stock), and 5,648,708 shares of the collective outstanding shares of Class A Common Stock and Class B Common Stock (representing approximately 38% of the collective outstanding shares of Class A Common Stock and Class B Common Stock). All of these shares are expected to be voted in favor of the proposal to ratify and approve the Exchange Agreement, the proposal to amend and restate the Company's Certificate of Incorporation, and the proposal to approve the Company's 1998 Stock Option Plan.

RECORD DATES; VOTES REQUIRED

         Only holders of record of the Company's Class A Common Stock and Class B Common Stock at the close of business on January 25, 1999 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 9,927,504 shares of the Company's Class A Common Stock outstanding, and 4,962,801 shares of the Company's Class B Common Stock outstanding, each of which will be entitled to one vote on each matter to be acted upon or which may properly come before the Special Meeting. The presence of stockholders at the Special Meeting, in person or by proxy, entitled to cast a majority of all votes entitled to be cast at such meeting will constitute a quorum. The affirmative vote of a majority of the outstanding shares of both the Company's Class A Common Stock and Class B Common Stock, each voting separately as a class, is required to approve the amendment and restatement of the Company's Certificate of Incorporation. The affirmative vote of a majority of the shares of the Company's Class A Common Stock and Class B Common Stock present in person or by proxy at the meeting and entitled to vote on the subject matter, voting together as a single class, is required to ratify and approve the Exchange Agreement, and approve the Company's 1998 Stock Option Plan.

RECOMMENDATION

         The Company's Board has unanimously approved the Exchange Agreement, the amendment and restatement of the Company's Certificate of Incorporation, and the Company's 1998 Stock Option Plan. The Company' Board believes that the transactions are fair to and in the best interests of the Company and its stockholders. The Company's Board unanimously recommends that the Company's stockholders vote FOR: Ratification and approval of the Exchange Agreement, FOR:
Approval of the amendment to and restating of the Company's Certificate of Incorporation, and FOR: Approval of Company's 1998 Stock Option Plan. In making its recommendation, the Company's Board has considered, among other things, the Neo Vision growth potential and prospects for increased revenue and profitability, as well as the addition of management depth. See "The Exchange - Background of and Reasons for the Exchange."

VOTING AND REVOCATION OF PROXIES

         Any holder of the Company's Class A Common Stock or Class B Common Stock who has executed and delivered a proxy may revoke it at any time before it is voted by attending the Special Meeting and voting in person or by giving written notice of revocation or submitting a signed proxy bearing a later date to the Company, Attention: Secretary, provided such notice or proxy is actually received by the Company prior to the vote of the stockholders. The shares of the Company's Class A Common Stock and Class B Common Stock represented by properly executed proxies received at or before the Special Meeting and not subsequently revoked will be voted as directed by the stockholders submitting such proxies. UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR: RATIFICATION AND APPROVAL OF THE EXCHANGE AGREEMENT; FOR: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION; AND
FOR: APPROVAL OF THE COMPANY'S 1998 STOCK OPTION PLAN AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS PROPERLY PRESENTED FOR CONSIDERATION AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

         The presence at the Special Meeting in person or by proxy of holders of record of a majority of the shares of the Company's Class A Common Stock and Class B Common Stock, will constitute a quorum for the transaction of business at the Special Meeting, and a majority of the outstanding shares of the Class A

Common Stock and a majority of the outstanding shares of the Class B Common Stock, in each case present in person or represented by proxy, shall constitute a quorum for the separate class votes required in connection with the proposal to amend and restate the Company's Certificate of Incorporation. Any proxy marked "abstain" will be counted as present for purposes of determining the existence of a quorum, but will not be counted for voting purposes on such matter. The Company's Bylaws permit the holders of a majority of the shares presented at the Special Meeting, whether or not constituting a quorum, to adjourn the Special Meeting or any adjournment thereof.

SOLICITATION OF PROXIES

         The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of the mails, proxies may be solicited personally  or by  telephone  or facsimile  by  directors,  officers,  and other employees of the Company, who will not be specially compensated for such solicitation activities. A third party may also be engaged to perform soliciting activities. In such event, the Company expects to compensate such firm for its activities. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by such persons, and such person will be reimbursed for their reasonable expenses incurred in that effort by the Company.

                       UNITED STATES AIRCRAFT CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                               DECEMBER 31, 1998


BASIS OF PRESENTATION


         The following unaudited pro forma consolidated balance sheets of United States Aircraft Corporation as of December 31, 1998, sets forth the consolidation of United States Aircraft Corporation with Neo Vision, Inc. under the purchase method of accounting as a reverse merger, with Neo Vision, Inc. being the acquirer for financial reporting purposes. The pro forma adjustments report the exchange of the Class A and Class B shares for the New Common Stock, the issuance of 4,577,560 additional New Common shares pursuant to the Exchange Agreement and approximately 1,126,000 of New Common shares for the conversion of the Neo Vision, Inc. convertible debentures, and accrued interest to September 30, 1998, and for the payment of financial consulting fees.

         The pro forma consolidated balance sheet should be read in conjunction with and is qualified in its entirety by the respective audited financial statements of United States Aircraft Corporation and the audited financial statements of Neo Vision, Inc. as of September 30, 1998, which begin on page F-1.

                       UNITED STATES AIRCRAFT CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                DECEMBER 31, 1998

                                    United States
                                    Aircraft Corp.
                                        and                                      Pro Forma           Neo Vision
              Assets                Subsidiaries  Neo Vision Inc.  Combined     Adjustments          Corporation
              ------                ------------  ---------------  --------     -----------          -----------
Current Assets
 Cash                               $     1,160    $   5,646      $     6,806                            $ 6,806
 Accounts Receivable                     79,569       57,481          137,050                            137,050
 Notes Receivable                         1,500                         1,500                              1,500
 Prepaid expenses                        30,978       11,489           42,467                             42,467
                                    -----------    ---------      -----------                         ----------
 Total current assets                   113,207       74,616          187,823                            187,823
 Investment, Neo Vision Inc.            152,338                       152,338    (152,338)(3)(4)(5)
 Note receivable, net of current
 portion                                 25,000                        25,000                             25,000
 Property & equipment, net               47,443      564,371          611,814                            611,814
 Agency acquisition, net of
 amortization                            79,040                        79,040                             79,040
 Goodwill, net                          101,840                       101,840                            101,840
 Course materials                        13,263                        13,263                             13,263
 Other                                   13,243       28,566           41,809                             41,809
                                    -----------    ---------      -----------                         ----------
   Total assets                     $   545,374    $ 667,553      $ 1,212,927                         $1,060,589
                                    -----------    ---------      -----------                         ----------
Liabilities & Stockholder's Equity
Current Liabilities
 Note Payable, bank                     $30,000      $40,393          $70,393                            $70,393
 Current portion of long-term
 debt                                    26,000                        26,000                             26,000
 Convertible debentures &
 related accrued interest                91,817      798,297          890,114    (798,297)(6)             91,817
 Accounts payable                        86,566      291,384          377,960                            377,960
 Accrued expenses                       258,382       30,936          289,318     (25,950)(6)            263,368
 Unearned revenue                        67,153       12,360           79,513                             79,513
                                    -----------    ---------      -----------                         ----------
   Total current liabilities            559,918    1,173,380        1,733,298                            909,051

Due to United States Aircraft
   Corporation                                       129,373          129,373    (129,373)(5)
Long term debt, net                       2,415                         2,415                              2,415
Minority Interest in Neo Vision LLC                  136,096          136,096                            136,096
Stockholders' Equity - Capital stock
 Class A: $.50 par value,
 9,927,504 issued                     4,963,752                     4,963,752  (4,963,752)(1)
 Class B Shares $.001 par value,
 4,962,801 issued                         4,963                         4,963      (4,963)(2)
 Common Stock, Neo Vision, Inc.                        6,250            6,250      (6,250)(4)
 New Common Shares $.001 par
 value, 7,078,303 issued                                                            7,078(1)(2)(3)(6)      7,078
 Paid in capital                     (1,838,862)                   (1,838,862)  2,622,357(1)(2)(3)(6)    783,495
 Retained earnings (deficit)         (3,146,812)    (777,546)      (3,924,358)  3,146,812(4)            (777,546)
                                    -----------    ---------      -----------                         ----------
                                        (16,959)    (771,296)        (788,255)                            13,027
                                    -----------    ---------      -----------                         ----------
Total liabilities and stockholders'
Equity                              $   545,374    $ 667,553      $ 1,212,927                         $1,060,589
                                    ===========    =========      ===========                         ==========

           See explanation of pro forma adjustments on following page.

Pro Forma Adjustments:

     1. To record the exchange of Class A shares outstanding for the New Common shares on the basis of 10 Class A shares for 1 New Common share.

     2. To record the exchange of Class B shares outstanding for the New Common shares on the basis of 13 Class B shares for 1 New Common share.

     3. To record the 4,577,560 additional New Common shares to be issued to the former Neo Vision, Inc. shareholders pursuant to the June 30, 1998 exchange agreement.

     4. To record elimination of intercompany investment on Neo Vision, Inc. using the purchase method of accounting with a reverse merger and Neo Vision, Inc. being the acquirer for financial reporting purposes.

     5.   To eliminate intercompany receivables and payables.


     6. To record the conversion of the Neo Vision, Inc. convertible debentures, accrued interest to December 31, 1998, and the payment of financial consulting fees all through the issuance of approximately 1,126,000 shares of New Common stock.

                       UNITED STATES AIRCRAFT CORPORATION
                        UNAUDITED PRO FORMA CONSOLIDATED

                            STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED SEPTEMBER 30, 1998 AND
                       THE QUARTER ENDED DECEMBER 31, 1998

BASIS OF PRESENTATION

         The following unaudited pro forma consolidated statements of operations of United States Aircraft Corporation for the year ended September 30, 1998 and the quarter ended December 31, 1998 sets forth the consolidation of United States Aircraft Corporation with Neo Vision, Inc. under the purchase method of accounting as if the acquisition was completed on October 1, 1997 and should be read in conjunction with and is qualified in its entirety by the respective audited financial statements of United States Aircraft Corporation and the audited financial statements as of September 30, 1998 of Neo Vision, Inc. and the unaudited financial statements of United States Aircraft Corporation as of December 31, 1998 which begin on page F-1.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998

                                    United States
                                      Aircraft                                      Neo Vision
                                       Corp. &                        Pro Forma     Corporation
                                     Subsidiaries  Neo Vision, Inc.   Adjustments   Consolidated
                                     ------------  ----------------   -----------   ------------
Revenue
  Real estate education               $  494,258                                     $  494,258
  Travel Agency                        1,281,689                                      1,281,689
  Video Wall advertising                                102,209                         102,209
  Other                                   99,407            745       (90,000)(1)        10,152
                                      ----------      ---------                      ----------
Total revenue                          1,875,354        102,954                       1,888,308
                                      ----------      ---------                      ----------
Expenses
  Costs of sales travel agency         1,163,825                                      1,163,825
  Personnel expenses                     351,224        297,029                         648,253
  Facility cost                           69,851         81,360                         151,211
  Other operating cost                   120,249        181,725                         301,974
  General and administration             299,787         90,000       (90,000)(1)       299,787
  Depreciation and amortization           39,766        112,260                         152,026
                                      ----------      ---------                      ----------
Total expenses                         2,044,702      762,374(3)                      2,717,076
                                      ----------      ---------                      ----------
  Income (loss) before interest
  expense and minority interest,
  depreciation and amortization         (169,348)      (659,420)                       (828,768)
Interest expense                          20,136         61,008                          81,144
Minority  interest in Neo Vision LLC
loss                                                    (44,564)                        (44,564)
                                      ----------      ---------                      ----------
Net income (loss)                     $ (189,484)     $(675,864)                     $ (865,348)
                                      ----------      ---------                      ----------
Pro forma net income (loss) per
  New common shares (2)                                                                    (.12)
                                                                                     ----------

See notes on following page.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE QUARTER ENDED DECEMBER 31, 1998

                                      United States
                                        Aircraft                                    Neo Vision
                                        Corp. &                        Pro Forma    Corporation
                                      Subsidiaries  Neo Vision, Inc.  Adjustments   Consolidated
                                      ------------  ----------------  -----------   ------------
Revenue
  Real estate education               $  108,980                                      $108,980
  Travel Agency                          271,330                                       271,330
  Video Wall advertising                                $143,572                       143,572
  Other                                   90,000                      (90,000)(1)
                                        --------       ---------                     ---------
Total revenue                            470,310         143,572                       523,882
                                        --------       ---------                     ---------

Expenses
  Costs of sales travel agency           240,113         100,461                       340,574
  Personnel expenses                      83,580          16,360                        99,940
  Facility cost                           16,578           4,232                        20,810
  Other operating cost                    35,124          57,080                        92,204
  General and administration              63,960          90,000      (90,000)(1)       63,960
  Depreciation and amortization           10,161          10,818                        20,979
                                        --------       ---------                     ---------
Total expenses                           449,516         278,951                       638,466
                                        --------       ---------                     ---------
  Income (loss) before interest
  expense and minority interest,
  depreciation and amortization           20,794        (135,379)                     (114,584)
Interest expense                           3,445          28,198                        31,644
Minority  interest in Neo Vision
LLC loss
                                        --------       ---------                     ---------
Net income (loss)                       $ 17,349       $(163,577)                    $(146,228)
                                        ========       =========                     =========
Pro forma net income (loss) per
  New common shares (2)                                                                   (.02)
                                                                                     ---------

----------
(1)  To eliminate intercompany management fees.
(2) Based on pro forma shares of 7,078,303 to be outstanding after the exchange of Class A and B shares for the New Common shares to be authorized and the New Common shares to be issued in the acquisition of Neo Vision, Inc. and the conversion of the Neo Vision, Inc. convertible debentures.
(3) The Neo Vision expenses included in the audited financial statements have been reclassified in the pro forma statement of operations and to the groupings used by the Company.

                          BUSINESS OF NEO VISION, INC.

INTRODUCTION

         Neo Vision, Inc. ("Neo Vision") provides advertising, programming, and information to remote audiences using computer, video, and signal transmission technology. This is accomplished by showing mixed-media programming and advertising onto video screen walls ("video walls") in regional shopping malls or airports through satellite transmission from Neo Vision's production facility in Phoenix, Arizona.

         Neo Vision's video walls are highly visible and can range from 6-12 feet in height to 10-30 feet in width, depending upon the particular configuration of each mall or airport site. The sound system accompanying the screen is designed to make it the center of attraction and highly audible. The audio sound system is programmed to adjust its volume according to the traffic in the mall at any given time. The visual image is greater than that of a television.

         Neo Vision was incorporated in Arizona on June 29, 1997, and until June 1998 was a development stage company. Neo Vision has a 75% interest in NV-1, LLC, an Arizona limited liability company formed in August 1997. NV-1, LLC owns and operates the first video wall using Neo Vision's technology that is located at Meadows Mall in Las Vegas, Nevada. References to Neo Vision herein include NV-1, LLC, unless the context indicates otherwise.

CONCEPT

         Neo Vision was conceived as a means to deliver cost-effective advertising to large shopping audiences. Neo Vision sells advertisements (showings) in the form of 30-second units to national, regional, and local companies. These showings are put on Neo Vision video walls twice during a 90-minute time period. During this same 90-minute period, Neo Vision integrates music, video, and public service showings. In general, Neo Vision will show each 30-second advertising spot approximately 440 times monthly, depending upon the season of the year and operating hours.

         Neo Vision seeks to persuade potential customers to use its services as an alternative or supplemental advertisement placement strategy because the cost per thousand of potential customers reached by an advertiser on a Neo Vision video wall is much less than competing advertisement placement strategies.

MARKET

         Malls with 8 to 12 million customers visited annually are Neo Vision's primary target, with a secondary emphasis on major airport terminals. Neo Vision's video walls advertising methods not only offer advertisers significant advantages over other forms of advertising, but can also help direct the impulse purchases of each mall visitor.

         Neo Vision's video walls allow advertisers to send a direct message to the potential customers who are shopping in a mall. This substantially increases the likelihood of increasing sales by providing messages that motivate the customers to seek out immediately available products and services to meet their needs and impulse buying decisions.

         Moreover, malls are seeking an atmosphere to assist them in increasing repeat visits to the mall and increasing the length of the customers' visits. One strategy malls may seek to employ is to provide exciting visual effects and entertainment. In addition, advertisers at airports seek to attract travelers arriving in a city to their products and services. Neo Vision meets these needs by offering high-impact programming combining multi-media effects, music, news, current events, and advertising in a visually charged atmosphere.

         Further, Neo Vision believes that advertisers will seek to employ Neo Vision's video walls as an alternative or supplemental placement strategy that is more cost effective than competing advertisement placement strategies. Traditional advertising is becoming more expensive and agencies are being directed to cut costs. Up to now, their focus has been on reducing management layers and cutting internal costs. Neo Vision offers a way to reduce their client's expenditures without reducing their own payroll or profitability.

MARKETING STRATEGY

         Neo Vision's marketing strategy is based on securing specific target locations to establish its video walls. The plan is designed to be implemented with strategic partners that will enhance Neo Vision's presence within the marketplace.

         Neo Vision intends to seek to sell a maximum of 50 to 60 ads per screen per month. To accomplish this in each major market, Neo Vision intends to employ an in-house sales force, but also will develop a relationship with local sellers of mall and street advertising. The size of each sales unit will depend upon the number of malls serviced in each market area and the overall size of the market. Additionally, Neo Vision intends to enter into strategic partner relationships with national advertising agencies to fill the ad spots within the 90-minute periods employed in its marketing strategy. This also will determine the number of in-house sales personnel required.

         Ads will be sold on a contractual basis with standard industry discounts offered for six and twelve month contracts. Because advertising is so time-sensitive, a small premium will be charged for ad changes, when made weekly by the advertising companies and their agencies.

         Neo Vision will advertise in trade publications and attend trade shows on a regular basis. Standard public relations, media events, and other strategies will be staged at the opening of each new market. Neo Vision will expand its markets by targeting locations with high patron traffic counts such as airports, trade shows, convention centers, and sports arenas, both national and international.

PRODUCTION AND TRANSMISSION

         Neo Vision does not design or produce advertisements shown on its video walls. Instead, production of advertisements is undertaken by advertising agencies or their agents that specialize in creating advertising for their clients. The Neo Vision system operates in the following manner:

     1. The 30-second commercials are sent to Neo Vision's Phoenix, Arizona headquarters where each beta or analog tape is converted to a world-wide standard digital video/audio format known as MPEG-2 compression technology.

     2.   These  digital  files  are   transferred   by  satellite  or  internet
          connections to the malls or other customer locations, and then are stored on a computer designed to Neo Vision's specifications.

     3. At a preprogrammed time, the computer converts the MPEG-2 format back to analog video for transmission and playback through a video projector located at the specified site onto a video wall.

         The result is an audio/visual product presented to shoppers in regional shopping malls or travelers arriving at airports.

         Neo Vision's system technology is administered internally by a Neo Vision computer specialist.

DEVELOPMENT


         Neo Vision has constructed three video walls in Las Vegas, Nevada at a total cost of $471,546 and has purchased approximately $91,477 in equipment for its main transmission facilities of its Phoenix, Arizona office. During its development phase, Neo Vision invested approximately $362,000 in the development of its video wall system, consisting primarily of consulting fees to technical personnel. All of these development costs have been included in the operating costs for Neo Vision during the year ended September 30, 1998.


LAS VEGAS VIDEO WALLS

         The first Neo Vision video wall was installed in Meadows Mall, Las Vegas, Nevada in April 1998. Two additional video walls were installed in June 1998 in the recently opened "D" concourse in the McCarran International airport in Las Vegas, Nevada.

         Neo Vision leases wall space for its video walls at McCarran Airport and Meadows Mall in Las Vegas, Nevada under operating lease agreements, expiring June 2003 and September 2002, respectively. The base rent under the McCarran lease is increased annually by the greater of 5% or 20% of the gross billings for advertising on the video walls. The Meadows Mall agreement provides for the payment of rent at a rate of 15% of the gross consideration received for advertising on the video wall. Rent expense under these lease agreements for the year ended September 30, 1998 was $60,000.

FUTURE SITES

         Subject to the availability of sufficient capital, Neo Vision plans to rapidly expand its video wall concept in malls and airports throughout the United States. Neo Vision currently is in negotiations for establishing video wall systems at two airport sites and six mall sites.

PRICING

         Each showing consists of a 30 second spot appearing approximately 440 times monthly. Neo Vision's current monthly pricing for a showing is approximately $2,950 in malls and $3,950 in airports. Neo Vision believes this pricing is substantially less than radio, television, and newspaper advertising costs on a per customer basis in the comparable markets.

TECHNOLOGY

         Neo Vision does not hold any patents on any of its technologies relating to its video wall system. Neo Vision does not believe that its technology can be patented. Thus, Neo Vision relies on proprietary know-how and confidential information and employs confidentiality agreements with its employees and contractors to protect the processes, concepts, and documentation associated with its proprietary rights. However, such methods do not afford complete protection and there can be no assurance that competitors will not independently develop technology similar to Neo Vision's video wall system.

SUPPLIERS

         Neo Vision's video walls are constructed to specification by third party contractors. The average cost of developing a new video wall is approximately $250,000, subject to variation based upon size and configuration of a video wall in a particular location. A video wall system generally consists of a screen, projector audio system, and computer controls that are all readily available from various manufacturers. The installation of a video wall system is completed by general contractors under the supervision of Neo Vision staff and is expected to be completed and operating approximately four to six weeks after site approval.


         All contracts with consultants or providers of services are short-term agreements and management believes that services will continue to be available and it is therefore unnecessary to obtain long-term commitments.


COMPETITION

         Neo Vision is not aware of any advertising systems similar to Neo Vision's current video wall system. Neo Vision's competition in airports currently consists of fixed advertising (primarily static boards) and other similar structures. There is at least one company offering an advertising service consisting of a series of three monitors attached to their booth in the center of a mall aisle. This format provides low visual impact and, because of the size of the screen, the sound and picture have limited visibility.

         However, because of the proprietary nature of Neo Vision's video wall system, competitors could seek to duplicate Neo Vision's technology. Thus, Neo Vision will seek sufficient capital for Neo Vision to deploy its video wall system in order to create brand name recognition and economies of scale.

EMPLOYEES

         At September 30, 1998, Neo Vision had six employees, two of which are managerial, two of which are technical, one of which is involved with sales, and one of which is administrative. Further, Neo Vision employs five independent contractors, three of whom provide technical services to Neo Vision, and two of whom are sales representatives in Las Vegas, Nevada.

OFFICES

         Neo Vision  leases  approximately  700 square  feet of office  space in
Phoenix,  Arizona  where  its  administrative,   production,   and  transmission
facilities are located, at an annual rent of approximately $12,720.

                 BUSINESS OF UNITED STATES AIRCRAFT CORPORATION

INTRODUCTION

         Prior to the acquisition of Neo Vision, the Company was engaged in the adult real estate education industry, the travel services industry, and the ownership of real estate related to the planned development of a chain of RV Parks. The Company intends to continue in these businesses; however the RV Park operation is in the planning phase and the acquisition and development of parks will not be launched until the project is capitalized. The Company was previously active in the modification of the DC-3/C-47 aircraft and real estate property management both of which were discontinued in 1984 and 1997 respectively.

         The Company owns plans and specifications for the turbo-prop engine conversion for the DC-3/C-47 aircraft, and has investigated methods of realizing this investment. Possible methods to realize the Company's investment in the plans and specifications include a new licensing agreement, sale of the plans and specifications, acquisition or by obtaining financing and successful future development. As of September 30, 1996, the Company was unable to identify any cash flows from its investment in the plans and specifications. Accordingly, an impairment loss of $649,999, that represents the excess of the carrying amount over the present value of the identifiable net cash flow, has been included in operations for the year ended September 30, 1996.

         The Company was incorporated in Delaware on October 6, 1978 and began operations in April 1980. The principal executive offices of the Company are located at 3121 East Greenway Rd., Suite 201, Phoenix, Arizona 85032, telephone number (602) 765-0500.

ADULT EDUCATION

GENERAL

         The Company's adult education operation is conducted by its wholly owned subsidiaries Ford Schools, Inc. and Western College, Inc.

         Ford Schools, Inc. is an Arizona real estate training organization providing the required training to individuals seeking a real estate salesperson's or broker's license, and continuing education for licensed salespersons and brokers.

         Effective January 1, 1996, the Company acquired Western College, Inc. a real estate training organization providing the same courses of study. On January 1, 1996, the operations of Ford and Western were combined at the Western campus and operated as a single school under the name of Western College/Ford Schools.

         Effective May 1, 1998, the Company adopted the name Westford College, Inc. for its adult education operation. The school and its courses of study are approved by the Arizona Department of Real Estate.

         In 1998, the State of Arizona required the following real estate training:

                                       Courses and Hours
                                       -----------------

Real Estate Salesperson License        Principles of Real Estate - 90 hours

Real Estate Brokers License            Principles of Real Estate - 90 hours

Renewal of License                     Various courses  approved by Real Estate
                                       Department generally 3 to 6 hours in length. Total 24 hours every two years.

         Currently, the required training must be completed in a classroom setting. The Arizona Department of Real Estate is currently reviewing this requirement in order to consider the establishment of policies and procedures for "out of the classroom" or "distance" learning. Under consideration are, among other methods of distance learning, computer-aided classroom settings, compact disc-based program that can be studied at home, the Internet, and satellite TV and videos. The Company intends to develop course materials to present distance learning courses when such policies and procedures are adopted by the Arizona Department of Real Estate.

         During the three years ended September 30, 1998, student enrollments and tuition revenues were as follows:
                                                                 Average
                                Students        Revenue          Tuition
                                --------        -------          -------
         Sales Licensing
           1998                   1,249         $294,715         $235.96
           1997                   1,049         $261,099         $248.90
           1996                     937         $204,453         $218.19

         Broker Licensing
           1998                      38         $ 13,340         $351.05
           1997                      34         $ 14,840         $436.47
           1996 (1)                  41         $ 18,507         $451.39

         Renewal
           1998                  10,896         $152,977         $ 14.04
           1997                   9,835         $134,206         $ 13.64
           1996 (1)               7,252         $106,908         $ 14.74
-----------
(1)  Represents  the  combined  operations  of Western  College,  Inc.  and Ford
     Schools, Inc. since January 1, 1996. Statistics prior to January 1, 1996 represent Ford Schools, Inc. only.

         There are approximately 50,000 licensed real estate salesperson and brokers in Arizona. The number of individuals taking the licensing examination each month varies, generally increasing as real estate activity increases and decreasing when real estate activity decreases. In the fiscal year 1998, the number taking the State of Arizona sales licensing tests that were given each month ranged from approximately 300 to 450. Even though there are significant numbers taking the licensing exam each month, the number of licensed personnel remains relatively constant as a significant number of licensees choose to let their licenses lapse.

         Western College/Ford Schools has continued its planned expansion program with the opening of a second campus in northeast Phoenix, Arizona. Currently, the two campuses, each with three class rooms, are located as follows:

                  West Campus            4425 West Olive, Suite #128
                                         Glendale, Arizona

                  Northeast Campus       3121 East Greenway Rd., Suite #201
                                         Phoenix, Arizona

STRATEGY

         The Company advertises its real estate programs in metropolitan Phoenix telephone directories plus through direct mail to its referral sources. In October 1996, the Company began publishing the Renewal News, a monthly magazine for real estate licensees with a circulation of approximately 15,000. The magazine includes the class schedule for both locations along with relevant articles and paid advertising revenue in the year ended September 30, 1998 was $24,679. The Company has launched a program to increase the circulation, and the advertising revenue plus expand the editorial content. Utilizing its existing base in adult real estate education, the Company intends to expand and profit from the adult career education field. Subject to the availability of any necessary financing, the Company intends to expand into other geographic markets and to expand its curriculum to include training for other professionals such as travel and insurance agents, accountants and home inspectors. The expansion is expected to include the offering of home study courses which in some cases will use computer networks, video conferencing, and interactive multimedia courses, all of which provide enhanced education and training that is not bound by time or location. The Company may seek to acquire other adult education schools, although the Company has not identified any particular acquisition candidates.

COMPETITION

         At September 30, 1998, there were approximately four proprietary schools for real estate training in the Phoenix metropolitan area that offered both license and license renewal education. The Company believes that another metropolitan Phoenix based school has the largest market share in Arizona, although the Company does not know its total market share. While small schools will continue to be formed, management believes the trend will be toward larger schools, providing high quality instruction and a variety of programs.

TRAVEL SERVICES

GENERAL

         The Company, through acquisitions, implemented its travel services division on July 1, 1997. Effective July 1, 1997 the Company purchased certain assets of Travel Easy, Inc. and in August 1997 the assets of FirsTravel, both of which were full service travel agencies. The Travel Easy agency has been closed and its approximately 175 independent contractor Home Based Travel Agents became affiliated with the Company's travel agency operated as FirsTravel.

         FirsTravel is a full service travel agency registered with the Airline Reporting Corporation. It serves the retail market from its office at 4700 North Central Avenue, Phoenix Arizona and serves its approximately 175 independent contractor Home Based Travel Agents located throughout the country by processing the tickets and reservations for such agents.

         Sales for the travel agency segment for the year ended September 30, 1998 and the three months from acquisition through September 30, 1997 were as follows:

                                             1998                 1997
                                             ----                 ----
                  Airline tickets        $  682,955             $339,217
                  Hotels                    117,116               81,861
                  Automobiles                31,934               26,255
                  Cruises                   247,822              116,508
                  Tours                     189,905              161,362
                  Other                      11,957               51,341
                                         ----------             --------
                     Total Sales         $1,281,689             $776,544
                                         ==========             ========

STRATEGY

         In October, 1997 the major airlines changed their commission rate to travel agencies from 10% to 8%. Accordingly, in January 1998 FirsTravel adopted the policy of generally charging its customers a $10 service fee for each airline ticket generated. Further, the Company intends to continue its policy to promote leisure travel, such as tours and cruises, where the commissions generally range from 10% to 13%. Management believes that the travel services operation can be expanded through the acquisition of other travel service companies and that FirsTravel can be expanded through the recruitment of new Home Based Travel Agents. Additionally, the Company is in the process of implementing a travel education program for individuals desiring to enter the travel services industry and continuing education for active travel agents. The education program will be presented by the Company's adult education division.

COMPETITION

         The Company's travel services business competes with large national travel agencies, including American Express and Thomas Cook, as well as with many smaller local travel agencies.

REAL ESTATE PROPERTY MANAGEMENT

         Hansen & Associates, Inc. dba Property Masters is a Phoenix, Arizona residential real estate brokerage that specializes in management of single family residential homes. In August 1997 the Company decided to discontinue this line of business and sold the stock in Hansen & Associates Inc. to the president of the subsidiary in a transaction that was effective on September 30, 1997, with a resulting gain on the sale of $53,796.

PROPERTIES

         The Company maintains is corporate offices within the Westford campus at 3121 East Greenway Road, Suite 201 in Phoenix, Arizona 85032.

         Westford maintains two campuses. The West campus is located at 4425 West Olive, Suite 128 in Glendale, Arizona. The campus has three classrooms and office space and is leased pursuant to a lease expiring in May 2001. The lease rental is paid at $2,182 per month for eleven months each year with no rental paid in December of each year.

         The Northeast campus is located at 3121 East Greenway Road, Suite 201 in Phoenix, Arizona. The campus has three classrooms and office space and is leased pursuant to a five year lease expiring July 31, 2001. The monthly rent is $1,689 increasing to $2,343 over the term of the lease, plus common area charges that approximate $585 per month.

         FirsTravel maintains its office at 4700 North Central Avenue, Suite 205 in Phoenix, Arizona. The office space is leased pursuant to a two year lease expiring on December 31, 1999, the monthly rent is currently $333.

EMPLOYEES

         Immediately prior to the Exchange, the Company had 15 employees. Further, the Company had approximately 175 independent contractor home based travel agents and fifteen to twenty independent contractor instructors for the real estate training school.

                                   MANAGEMENT


         The following table sets forth information concerning each of the directors and executive officers of the Company:

      NAME                    AGE              POSITION
      ----                    ---              --------

Albert C. Lundstrom.........  58  President, Chief Executive Officer, and
                                  Director

Harry V. Eastlick...........  59  Executive Vice President, Treasurer, Chief
                                  Operating Officer, Chief Financial Officer, and Director

Jack Eberenz................  56  Executive Vice President, Secretary, and
                                  Director

Donald E. Cline.............  72  Director

Whipple H. Manning..........  62  Director

John R. Thomas..............  67  Director

         ALBERT C. LUNDSTROM has served as President, Chief Executive Officer and a Director of the Company since June 30, 1998. Mr. Lundstrom has served as Chief Executive Officer of Neo Vision since its inception in June 1997. From September 1997 to present, he has served as the Managing Partner of LEC and Associates, LLC, a business consulting firm owned by Mr. Eberenz and Mr. Lundstrom. Prior to September 1997, for a period in excess of five years, Mr. Lundstrom acted as a sole proprietor business consultant with clients that included, among others, Rockwell International and TSM Technical Services & Marketing.

         HARRY V. EASTLICK, a certified public accountant, served as Chairman of the Board, President and Chief Executive Officer of the Company from October 1988 until June 30, 1998. Mr. Eastlick has served as Executive Vice President, Treasurer, Chief Financial Officer, Chief Operating Officer, and a Director of the Company since June 30, 1998.

         JON G. (JACK) EBERENZ has served as Executive Vice President and a Director of the Company since June 30, 1998 and has served as the Secretary of Neo Vision since its inception. From September 1997 to present, he has served as the senior partner of LEC and Associates, LLC, a business consulting firm owned by Mr. Eberenz and Mr. Lundstrom. From August 1992 to September 1997, he served as the Senior Consultant in Arizona for MAP, Inc. of Sherman Oaks, California, a business consulting firm. From January 1985 until August 1992, he served as a principal of Impac International, Inc., a business consulting firm.

         DONALD E. CLINE has served as a Director of the Company since November 1989. Mr. Cline has served as a business consultant since March 1991 and as the Director of the State of Arizona Department of Commerce from February 1990 to

March 1991. Mr. Cline served as Chairman of the Board and Chief Executive Officer of First National Utilities, Inc., an Arizona based water utility holding company, from September 1987 to February 1990. Prior thereto, Mr. Cline served as Vice President and Chief Executive Officer of the Arizona operations of US West. He retired from US West after 37 years of employment.

         WHIPPLE H. MANNING has served as a Director of the Company since April 1997. Prior thereto, Mr. Manning served as director from November 1989 to July 1995. Mr. Manning has been an independent real estate consultant since January 1989. From 1983 through 1988 Mr. Manning served as Executive Vice President of Coast Savings and Loan in charge of the Commercial/Industrial Real Estate Loan Division. From 1978 to 1983, Mr. Manning was the Senior Vice President of California Federal Savings and Loan in charge of the Income Property Division. Prior thereto, Mr. Manning spent 17 years in commercial real estate lending with Pacific Mutual Life Insurance.

         JOHN R. THOMAS, a certified public accountant, has served as a Director of the Company since November 1989. Mr. Thomas has served as a business consultant since 1993. From September 1990 to December 1993 he served as the Chairman of the Board of Directors of G.T. Products, Inc., a manufacturer of flashlight products and from September 1987 to September 1990, he served as Executive Vice President, Chief Operating Officer, and Chief Financial Officer of T.G. Environmental, Inc., a California based construction firm that specialized in environmental projects. Prior thereto, for a period of 26 years Mr. Thomas was with the national accounting firm of Coopers & Lybrand where he served as a partner for the last 16 years.

         There currently are no Committees of the Board of Directors.


         Under the Exchange Agreement, the former shareholders of Neo Vision will have the right to nominate two additional directors to the Board of Directors. In addition, one additional director may be appointed to the Board at a later time. No candidate has been identified for this position. Thus, the Board of Directors will ultimately have nine directors.

                             EXECUTIVE COMPENSATION

         The following table sets forth the total compensation received by the Company's Chief Executive Officer for services rendered in all capacities to the Company for the fiscal years ended September 30, 1996, 1997, and 1998. No officer of the Company received more than $100,000 in compensation during such period.

                                                                                    LONG TERM COMPENSATION
                                                                                    ----------------------
                                                                                      AWARDS     PAYOUTS      ALL
                                        ANNUAL COMPENSATION                           ------     -------      OTHER
                                        -------------------            RESTRICTED   SECURITIES                COMPEN
     NAME AND                                         OTHER ANNUAL       STOCK      UNDERLYING     LTIP      -SATION
PRINCIPAL POSITION        YEAR(1)  SALARY($)  BONUS  COMPENSATION($)   AWARD(S)($)  OPTIONS(#)   PAYOUTS($)     ($)
------------------        -------  ---------  -----  ---------------   -----------  ----------   ----------  -------
Albert C. Lundstrom        1998    37,500(2)    --        --              --         300,000(5)      --         --
  President and Chief
  Executive Officer

Harry V. Eastlick(3)       1998    75,000       --        --              --         300,000(5)      --         --
  Chief Financial          1997    51,000(4)    --        --              --              --         --         --
  Officer                  1996    36,000(4)    --        --              --              --         --         --

----------
(1)  Fiscal Year Ended September 30.
(2)  For the period from July 1, 1998 through September 30, 1998.
(3) Harry Eastlick served as Chief Executive Officer of the Company until June 30, 1998.
(4) Mr. Eastlick received 200,000 shares of Class A Common Stock (equivalent to 20,000 shares of New Common Stock) in each of the fiscal years 1996 and 1997 as partial payment of the salaries for those years. The value of these shares was $20,000 in each of those years.
(5)  Shares of New Common Stock.

                        OPTION GRANTS IN LAST FISCAL YEAR

    There were no options outstanding held by any director or executive officer to acquire the Company's Class A Common Stock or Class B Common Stock prior to June 30, 1998. On June 30, 1998, the Board of Directors granted options to acquire shares of New Common Stock to the executive officers of the Company as follows:

                                        INDIVIDUAL GRANTS
                      -------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                       NUMBER OF       % OF TOTAL                                AT ASSUMED ANNUAL RATES
                       SECURITIES        OPTIONS                               OF STOCK PRICE APPRECIATION
                       UNDERLYING        GRANTED       EXERCISE                       FOR OPTION TERM
                        OPTIONS       TO EMPLOYEES      PRICE     EXPIRATION   ----------------------------
      NAME            GRANTED(#)(1)  IN FISCAL YEAR     ($/SH)       DATE          5%               10%
      ----            -------------  --------------     ------       ----          --               ---
Anthony Christopher     375,000(2)         28%          $1.00    June 30, 2008  $236,250         $603,750
Albert C. Lundstrom     300,000            22%          $1.00    June 30, 2008  $189,000         $483,000
Harry V. Eastlick       300,000            22%          $1.00    June 30, 2008  $189,000         $483,000
Jack Eberenz            225,000            17%          $1.00    June 30, 2008  $141,750         $362,250

----------
(1) The options were granted under the Company's 1998 Stock Option Plan, adopted by the board of Directors on June 30, 1998, subject to stockholder approval. See "PROPOSAL TO APPROVE THE 1998 STOCK OPTION PLAN."
(2) These options have expired as a result of Mr. Christopher's resignation as a director and officer of the Company subsequent to fiscal year end.

DIRECTOR COMPENSATION

         The three non-officer directors of the Company, Donald E. Cline, Whipple H. Manning, and John R. Thomas, each received 50,000 shares of Class A Common Stock during the fiscal year ended September 30, 1997, and Messrs. Cline and Thomas each received 50,000 shares of Class A Common Stock during the fiscal year ended September 30, 1996, as director compensation. Each of these three directors also received 15,000 shares of Class A Common Stock for guaranteeing a bank loan to the Company during the fiscal year ended September 30, 1997.

EMPLOYMENT AGREEMENTS

         Messrs. Lundstrom, Eastlick, and Eberenz have entered into employment agreements with the Company providing for them to serve in their current executive positions. The agreements continue until December 31, 2003 and provide for annual salaries of $150,000, $120,000, and $60,000, respectively, together with expense reimbursement.


         Each employment agreement provides that the executive will receive 75% of his base salary plus certain benefits to the end of the term of employment if the executive's employment is terminated by the Company without cause or, ownership or control of the Company, including illustratively, the majority of the Board of Directors of the Company becomes vested, directly or indirectly, in individuals other than individuals approved by the executive. In addition, each employment agreement contains restrictive covenants pursuant to which the executive has agreed not to compete with the Company or to solicit any clients or employees of the Company during the term of the agreement.

         Mr. Anthony Christopher previously had an employment agreement with the Company providing for annual compensation of $150,000 as the Chairman of the Board of the Company. On November 9, 1998, Mr. Christopher resigned from the Company as an employee and as a director. Mr. Christopher, the Company, and Neo Vision entered into a separation agreement on December 17, 1998. The separation agreement provides that the Company will pay Mr. Christopher $41,250 in accrued compensation. Payments will be $2000 per month commencing February 1, 1999, and increase to $5000 per month commencing May 1, 1999, continuing at that rate until the entire $41,250 has been paid. If the Company fails to pay this accrued compensation within the specified timeframe, the agreement provides that Mr. Christopher is entitled to treble damages. However, if the stockholders do not approve the reclassification, then Mr. Christopher is not entitled to any payment of accrued compensation from the Company. Under the agreement, Mr. Christopher waived his rights to receive 600,000 of New Common Stock to which he was entitled under the Exchange Agreement. Of these shares, 400,000 are to be issued to Neo Vision debenture holders on a pro rata basis and 200,000 are to be issued to a financial consultant to Neo Vision for past services rendered to Neo Vision. Further, Mr. Christopher may not compete with Neo Vision in the video wall business until December 17, 1999. If Neo Vision has twelve video walls in operation by December 17, 1999, then Mr. Christopher cannot compete for another one year period. The separation agreement provides that Mr. Christopher will consult with the Company and Neo Vision on an informal basis at his discretion. In addition, the agreement provides that Mr. Christopher will vote in favor of the amendment and restatement of the Company's certificate of incorporation. Finally, each party to the separation agreement released each other party from all past or present claims and obligations.

                         SECURITY OWNERSHIP OF PRINCIPAL
                      STOCKHOLDERS, DIRECTORS, AND OFFICERS

         The following table sets forth certain information with respect to beneficial ownership of the Company's Class A Common Stock and Class B Common Stock as of December 31, 1998, held by each director and executive officer of the Company, all directors and executive officers as a group, persons known by the Company to hold more than 5% of the Company's Class A Common Stock or Class B Common Stock, and three former shareholders of Neo Vision who are not directors or officers of the Company. The table also provides information with respect to the pro forma beneficial ownership of the Company's New Common Stock held by each director and executive officer of the Company, all directors and executive officers as a group, and all persons expected by the Company to hold on a pro forma basis more than 5% of the New Common Stock, assuming the maximum number of shares are issued under the Exchange Agreement:

                             AMOUNT OF              AMOUNT OF              AMOUNT OF
                              CLASS A                CLASS B                  NEW        PERCENT
                              COMMON                 COMMON                  COMMON      WITHOUT    PERCENT UPON
                              STOCK                  STOCK                   STOCK      NEO VISION   NEO VISION
                           BENEFICIALLY           BENEFICIALLY            BENEFICIALLY  DEBENTURE     DEBENTURE
NAME OF BENEFICIAL OWNER      OWNED      PERCENT     OWNED      PERCENT     OWNED(1)    CONVERSION   CONVERSION(2)
------------------------      -----      -------     -----      -------     --------    ----------   ------------
Albert C. Lundstrom        614,000(3)     6.1%            --        --    1,766,711(4)      28.3%        23.8%

Harry V. Eastlick          603,708        6.0%     2,600,000(5)   52.3%     560,371(6)       8.9%         7.6%

Jack Eberenz               102,400(7)     1.0%            --        --      469,611(8)       7.6%         6.4%

Donald E. Cline            115,000        1.1%        50,000       1.0%      20,346(9)         *%           *%

Whipple H. Manning          65,000         .6%        50,000       1.0%      15,346(10)        *%           *%

John R. Thomas             115,000        1.1%        50,000       1.1%      20,346(11)        *%           *%

Former Neo Vision
Shareholders(12)            14,400          *%            --        --       34,399(13)        *%           *%

Anthony Christopher(14)  1,371,600       13.8%            --        --    2,676,450(15)     45.0%        37.6%

Directors and Executive
Officers as a group
(six persons)            1,512,708       15.2%     2,750,000      55.4%   2,608,120(16)     38.4%        32.8%

----------
*     Less than one percent.
** All of the officers and directors of the Company can be reached at the offices of the Company c/o United States Aircraft Corporation, 3121 E. Greenway, Suite 201, Phoenix, Arizona 85082; (602) 765-0500.
(1) In calculating the percentage or ownership, shares issuable upon exercise of options are deemed to be outstanding for the purpose of computing the percentage of shares of New Common Stock owned by each person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of New Common Stock owned by any other person.
(2) Assumes conversion of Neo Vision Debentures, and payment to a financial consultant to Neo Vision for past services rendered to Neo Vision, of approximately 1,156,000 shares of Neo Vision Common Stock at December 31, 1998.
(3) Includes 102,400 shares of Class A Common Stock held by LEC & Associates, L.L.C. of which Mr. Lundstrom and Mr. Eberenz are members.
(4) Includes 1,405,311 additional shares of New Common Stock to be issued to Mr. Lundstrom and LEC & Associates, L.L.C. pursuant to the Exchange
      Agreement and 300,000 shares of New Common Stock issuable upon the exercise of options.
(5) Includes 2,475,000 shares held in escrow by Security Pacific Bank (now Bank of America).
(6) Includes 300,000 shares of New Common Stock issuable upon the exercise of options.
(7) Includes 102,400 shares of Class A Common Stock held by LEC & Associates, L.L.C. of which Mr. Lundstrom and Mr. Eberenz are members.
(8) Includes 234,371 additional shares of New Common Stock to be issued to LEC & Associates, L.L.C. pursuant to the Exchange Agreement and 225,000 shares of New Common Stock issuable upon the exercise of options.
(9) Includes 5,000 shares of New Common Stock issuable upon the exercise of options.
(10) Includes 5,000 shares of New Common Stock issuable upon the exercise of options.

(11) Includes 5,000 shares of New Common Stock issuable upon the exercise of options.
(12) Three former shareholders of Neo Vision, who are not directors or officers of the Company, and excluding Anthony Christopher.
(13) Includes 32,959 additional shares of New Common Stock to be issued to the three former shareholders pursuant to the Exchange Agreement.
(14)  Mr. Christopher's address is 6632 E. Moreland, Scottsdale, Arizona 85257.
(15) Includes 2,539,290 additional shares of New Common Stock to be issued to Mr. Christopher pursuant to the Exchange Agreement. Mr. Christopher will allocate an additional 600,000 shares of New Common Stock to debenture holders and to a financial consultant to Neo Vision for past services rendered to Neo Vision.
(16) Includes 840,000 shares of New Common Stock issuable upon the exercise of options.

                           PRICE RANGE OF COMMON STOCK


         The Company's Class B common stock is not publicly traded. The Company's Class A common stock is traded on the NASDAQ OTC Bulletin Board under the symbol "UAIRA". At September 30, 1998 and for the eight prior quarters, no significant market has existed for the Company's Class A common stock. However, a diminutive number of shares have traded during the last eight quarters at a low of $.01 and a high of $.15. At February 8, 1999, the closing price of the Company's Class A Common Stock was $0.10 per share.


                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                      ACCOUNTING AND FINANCIAL DISCLOSURE

         On December 18, 1998, the Company engaged Semple & Cooper, LLP Certified Public Accountant to examine their financial statements for the year ended September 30, 1998. The report on the financial statements for the years ended September 30, 1997 and 1996 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended September 30, 1997 and 1996 and the subsequent interim period to December 18, 1998, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The change of accountants was approved by the Board of Directors.

                                  THE EXCHANGE

         THE DETAILED TERMS OF THE EXCHANGE AND THE TRANSACTIONS RELATED THERETO ARE CONTAINED IN THE EXCHANGE AGREEMENT ATTACHED AS APPENDIX I TO THIS PROXY STATEMENT. THE FOLLOWING DISCUSSION DESCRIBES THE MATERIAL ASPECTS OF THE EXCHANGE AND THE TERMS OF THE EXCHANGE AGREEMENT. THIS DESCRIPTION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE EXCHANGE AGREEMENT, WHICH THE COMPANY'S STOCKHOLDERS ARE URGED TO READ CAREFULLY. CERTAIN TERMS USED BUT NOT DEFINED IN THE FOLLOWING DISCUSSION ARE DEFINED IN THE EXCHANGE AGREEMENT.

BACKGROUND OF AND REASONS FOR THE EXCHANGE

         During the past three years, the Company was considering a number of alternatives to grow its business. The Company determined that the acquisition of compatible businesses would offer stockholders an opportunity to own a business which would have expanding growth opportunities. The Company during this period explored a number of business opportunities for growing its business, and concluded that expansion into the travel industry was compatible with the Company's adult real estate educational activities. Thus, the Company acquired two travel agencies during 1997. The Company continued to seek other alternatives for expansion and entered into a number of discussions with owners of other potential businesses, none of which the Company determined would benefit the Company's stockholders.


         On April 9, 1998, the Company had its first substantive meeting with Neo Vision. This meeting was initiated by the Company. At this meeting, Mr. Eastlick, then the Chief Executive Officer of the Company, and Mr. Al Lundstrom, then the Chief Executive Officer of Neo Vision, met to discuss a possible transaction. They discussed possible terms of a combination as well as the structure of the proposed combined entity and the advantages of such a combination. Meetings continued through April 1998. At these meeting information was exchanged about both companies and a tentative agreement was developed. Management of the Company determined that Neo Vision was in a high growth area and that the experience of the Company in the service business was compatible with Neo Vision's video wall advertising business, which involved a significant service component. In addition, Neo Vision did not have the in-house financial management which the Company was able to offer, and the Company believed that the management of the two companies would provide a good overlap of expertise and experience. On May 1, 1998, a tentative agreement was presented to the Company's Board of Directors, who approved the concept and authorized Mr. Eastlick to continue negotiations with Neo Vision. After numerous additional negotiating sessions and the completion of due diligence, the Exchange Agreement was approved and closed on June 30, 1998.

         The parties' valuation of Neo Vision was based largely on the growth potential of Neo Vision and growth potential of a combined entity. Specifically, the Company's management considered Neo Vision's business plans, and analyzed the operating assumptions of Neo Vision's management. Based on these operating assumptions, the Company's management analyzed the potential revenues and operations which Neo Vision could achieve, along with the potential for the Company's current business operations, based on the Company's operating assumptions of its then current lines of business. The Company also considered the potential for the cost of general and administrative expenses to be spread out over a much larger revenue base. In particular, the acquisition offered the Company the ability to add executive management experience and offered Neo Vision the ability to obtain financial management experience. The parties compared the potential revenues from the Company's then current lines of business to the potential revenues from Neo Vision's business, which indicated a substantially larger growth potential. The parties focused on the anticipated relative growth rates, as opposed to absolute projected revenues, in arriving at comparative values of the companies. As a result, and in arm's length negotiations, the parties agreed to a valuation representing a valuation of Neo Vision equal to 80% of the value of the combined entities.

         The following tables summarize the projected financial information of the Company and Neo Vision that was utilized by the Company's management in their agreement to a valuation of Neo Vision equal to 80% of the combined entities.

         The summarized information is taken from the financial projections used by the Company's management in its valuation of Neo Vision, which were based on hypothetical assumptions regarding acquisitions, including Neo Vision, the installation of video wall systems by Neo Vision, and the obtaining of sufficient capital to carry out the planned expansion. The summarized information and the underlying projects and hypothetical assumptions reflects the judgment of management as of June 22, 1998, the date of those projections. Neither the projections nor the underlying assumptions were reviewed or compiled by independent accountants or financial consultants.

         The projections were based on the following major assumptions for acquisitions and new capital. The Company assumed the acquisition of two adult education operations in year 2 and the acquisition of five travel agencies with 2 being acquired in year 1 and 3 and year two. Neo Vision's management assumed the installation of 38 video wall systems at approximately $195,000 per system as follows:

               Period 1 (3 months)                 2
               Year 1                             12
               Year 2                             24

         A capital infusion of $3,000,000 within three months of the proposed acquisition of Neo Vision was assumed in the projections.

                       UNITED STATES AIRCRAFT CORPORATION
                        (WITHOUT NEO VISION ACQUISITION)
             FOR A THREE YEAR PERIOD THAT INCLUDES THE JUNE 30, 1998
                       ACQUISITION OF NEO VISION IN YEAR 1

                                   YEAR 1           YEAR 2           YEAR 3
                                   ------           ------           ------

Revenue                          $3,700,511       $9,852,293      $12,669,073
                                 ----------       ----------      -----------
Operating Costs before
general and administrative
expense                           3,271,586        8,737,260       11,290,938
                                 ----------       ----------      -----------
Profit contribution to
general and administrative
expenses, interest,
depreciation and
amortization                     $  428,925       $1,115,033      $ 1,378,135
                                 ==========       ==========      ===========

                                NEO VISION, INC.
                FOR THE THREE MONTHS AND TWO YEARS THAT INCLUDES
                   THE JUNE 30, 1998 ACQUISITION OF NEO VISION
                      BY UNITED STATES AIRCRAFT CORPORATION


                             THREE MONTHS        YEAR 1           YEAR 2
                             ------------        ------           ------

Revenue                       $1,200,000       $13,200,000     $34,800,000
                              ----------       -----------     -----------
Operating Costs before
general and administrative
expense                          955,429        10,026,884      24,808,660
                              ----------       -----------     -----------
Profit contribution to
general and administrative
expenses, interest,
depreciation and
amortization                  $  244,571       $ 3,173,116     $ 9,991,340
                              ==========       ===========     ===========

                                   YEAR 1          YEAR 2           YEAR 3
                                   ------          ------           ------
General and administrative
expenses:

  Without Neo Vision
  Acquisition                     192,768          308,262           327,778

  With Neo Vision
  Acquisition at June 30,
  1998                            246,516          698,992           860,510
                                 --------       ----------       -----------
Increase                         $ 53,748       $  390,730       $   532,732
                                 ========       ==========       ===========
Projected Income before
interest expense,
depreciation and
amortization:

  Without Neo Vision
  Acquisition                    $236,157       $  806,771       $ 1,050,357
                                 --------       ----------       -----------
  With Neo Vision
  Acquisition at June 30,
  1998                           $426,980       $3,589,157       $10,508,965
---------                        --------       ----------       -----------

         The projections were prepared for the purpose of comparing the growth rates of the Company with and without the Neo Vision acquisition. They were not prepared to represent an actual forecast of the Company's or Neo Vision's performance during the applicable time periods. Moreover, the projections were prepared without the assistance of an independent financial advisor for either party. The important factor from the Company's viewpoint was that Neo Vision's projected revenue growth rate of 164% during last projected period exceeded the Company's then projected revenue growth rate of approximately 29% by a factor of five. Further, the projected income before interest expense, depreciation and amortization with the Neo Vision acquisition had a growth rate of 193% while the projected growth rate without the Neo Vision acquisition was 30%, or more than six times greater. Both projected growth rates were much greater than the 4 to 1 ratio of the ownership of the combined entities, and thus the Company's management believes that the ownership ratio of the combined entities was fair to the stockholders of the Company. However, no assurance can be given that this is the case. See "Risk Factors - Risks of the Exchange."

         The Company did not have sufficient shares available for issuance in order to issue shares to Neo Vision shareholders equal to the necessary 80% of the combined ownership. Thus, the initial payout represented substantially all of the remaining shares of the Company's Class A Common Stock, or 2,000,000 shares, with an additional 4,577,000 shares of New Common Stock to be issued upon approval of the stockholders of the Company. The Company and Neo Vision believed that the immediate acquisition of Neo Vision pursuant to the Exchange Agreement would allow the former management of Neo Vision and the management of the Company to begin working together immediately to accomplish the Company's business objectives, prior to meeting stockholder's approval for increasing the shares of the Company available for issuance.


         In accordance with the Exchange Agreement, Anthony Christopher, the former principal shareholder of Neo Vision, was elected a director and executive officer of the Company. Mr. Christopher subsequently resigned his position as both a director and as an employee on November 9, 1998. Mr. Christopher, the Company, and Neo Vision entered into a separation agreement on December 17, 1998. The separation agreement provides that the Company will pay Mr. Christopher $41,250 in accrued compensation. Payments will be $2000 per month commencing February 1, 1999, and increase to $5000 per month commencing May 1, 1999, continuing at that rate until the entire $41,250 has been paid. If the Company fails to pay this accrued compensation within the specified timeframe, the agreement provides that Mr. Christopher is entitled to treble damages. However, if the stockholders do not approve the reclassification, then Mr. Christopher is not entitled to any payment of accrued compensation from the Company. Under the agreement, Mr. Christopher waived his rights to receive 600,000 of New Common Stock to which he was entitled under the Exchange Agreement. Of these shares, 400,000 are to be issued to the Debenture holders on a pro rata basis and 200,000 are to be issued to a financial consultant to Neo Vision for past services rendered to Neo Vision. Further, Mr. Christopher may not compete with Neo Vision in the video wall business until December 17, 1999. If Neo Vision has twelve video walls in operation by December 17, 1999, then Mr. Christopher cannot compete for another one year period. The separation agreement provides that Mr. Christopher will consult with the Company and Neo Vision on an informal basis at his discretion. In addition, the agreement provides that Mr. Christopher will vote in favor of the amendment and restatement of the Company's certificate of incorporation. Finally, each party to the separation agreement released each other party from all past or present claims and obligations.

         The Company believes that the period between initial issuance of shares under the Exchange Agreement and the submission of the proposals pursuant to this Proxy Statement to stockholders of the Company has confirmed management's belief that the transactions pursuant to the Exchange Agreement will be to the benefit of the stockholders of the Company.

         The Company's Board believes the Exchange Agreement and the exchange of shares thereunder (the "Exchange") are fair to and in the best interests of the Company's stockholders for, without limitation, the following reasons: (i) the Company's current operations have limited growth potential, operating in small growth rate industries; (ii) Neo Vision's video wall advertising service has significant growth potential, operating in an expanding industry where start-up companies can potentially achieve market penetration; (iii) the video wall advertising line of business offers the Company an opportunity for long-term growth; (iv) the Company's resources and Neo Vision's video wall advertising service offer the Company the potential for increased revenues from operations, greater access to financial resources, and the opportunity for improved liquidity for the Company's stockholders.

         The Company also considered certain potentially negative factors, including: (a) the possibility of an initial increase in losses; (b) the loss of control by the Company's stockholders; (c) and Neo Vision's limited operating history, which exposes the Company to risks associated with start-up companies.

         The Company determined not to obtain an independent fairness opinion as to the financial terms of the Exchange Agreement because the Company believes that the cost of obtaining such an opinion was prohibitive in light of the Company's financial situation. In addition, the valuation of the Company and Neo Vision was negotiated by the respective managements of the two companies in an arms-length transaction.

EXCHANGE RATIO

         Pursuant to the Exchange  Agreement,  2,000,000 shares of the Company's
Class A Common Stock (equivalent to 200,000 shares of New Common Stock) were issued in exchange for 6,250,000 shares of Neo Vision Common Stock. Additionally, the Exchange Agreement provides that an additional 4,577,560 shares New Common Stock will be issued to former Neo Vision shareholders upon stockholder approval of the reclassification of the Company's Class A Common Stock and Class B Common Stock. These shares will be apportioned among these former shareholders in proportion to their ownership interest in Neo Vision prior to its acquisition by the Company, except that Anthony Christopher, the former principal shareholder of Neo Vision, has agreed to waive receipt of 600,000 of such shares. If the proposal to reclassify the Company's Class A Common Stock and Class B Common Stock is adopted, the Class A Common Stock will be reclassified into New Common Stock on the basis of 10 shares of Class A Common Stock into one share of New Common Stock and the Class B Common Stock will be reclassified on the basis of 13 shares of the Class B Common Stock into one share of New Common Stock. Each holder of shares of the Company's Class A Common Stock or Class B Common Stock exchanged pursuant to the reclassification who would have otherwise been entitled to receive a fraction of a share of the Company's New Common Stock (after taking into account all certificates delivered by such holder) will receive, in lieu thereof cash (without interest) in an amount equal to such fractional portion of the closing price per share at the Effective Time.

EFFECTIVE TIME; EXCHANGE OF CERTIFICATES FOR CERTIFICATES REPRESENTING THE COMPANY'S NEW COMMON STOCK

         The  Exchange   Agreement  was  approved  by  the  Company's  Board  of
Directors,  executed,  and  became  effective  on  June  30,  1998.  As  soon as reasonably practicable after the stockholders' approval of the amendment and restatement of the Company's Certificate of Incorporation and the filing of the amended and restated Certificate of Incorporation reflecting the reclassification of the Company's Class A Common Stock and Class B Common Stock into shares of the Company's New Common Stock (the "Effective Time"), the Company will mail to each holder a record of the Company's Class A Common Stock and Class B Common Stock as of the date of the reclassification, a letter of transmittal and instructions for surrendering certificates formerly representing the Company's Class A Common Stock and Class B Common Stock in exchange for a certificate or certificates representing the number of shares of the Company's New Common Stock into which such shares were reclassified.

FAILURE OF STOCKHOLDERS TO APPROVE THE PROPOSALS

         If the stockholders do not approve the amendment and restatement of the Company's Certificate of Incorporation resulting in the reclassification of the Company's Class A Common Stock and Class B Common Stock into New Common Stock, then each of the former shareholders of Neo Vision will have the right to rescind the Exchange Agreement. The Company believes that in view of the fact that more than 90% of the shares of New Common Stock which would be issued to the former shareholders of Neo Vision depend on such approval, and in view of the fact that there will be no other consideration in lieu thereof if there is no such stockholder approval, then in the event of the failure of the stockholders to approve the amendment and restatement of the Company's Certificate of Incorporation, each of the shareholders likely would rescind the Exchange Agreement. In such event, the acquisition of the shares of Neo Vision acquired by the Company with respect to each such shareholder would be rescinded. Depending on the number of shareholders who rescinded the Exchange Agreement, it is possible that the Company would become a minority shareholder of Neo Vision. The Company would, however, be required to bear the costs and expenses of its transactions with Neo Vision, including the cost of this Proxy Statement, even if every shareholder of Neo Vision rescinded the Exchange Agreement.

         If the Company's stockholders do not ratify and approve the Exchange Agreement, then the Company's board of directors reserves the right to reconsider any one or more of the terms of the Exchange Agreement, apart from the financial terms of the Exchange. However, the failure of the stockholders to ratify and approve the Exchange Agreement will not result in the rescission of the Exchange Agreement.

         If the  stockholders  do not approve the  Company's  1998 Stock  Option
Plan, then such Plan will continue to be valid. However, the shares issued pursuant to options granted thereunder will not be available to receive incentive stock option treatment and certain other benefits under the Internal Revenue Code.

MANAGEMENT, OPERATIONS AND HEADQUARTERS AFTER THE EXCHANGE


         The Board of Directors of the Company currently consists of six members, including Albert C. Lundstrom and Jack Eberenz, each former shareholders of Neo Vision or their affiliates. Upon stockholders approval of the Exchange Agreement, two additional members may be nominated by the former shareholders of Neo Vision to the Board of Directors. Neither of these Directors has been identified. Mr. Anthony Christopher will not, however, have the right to participate in the nomination of those Directors. Further, Albert C. Lundstrom serves as President and Chief Executive Officer of the Company, Harry
V. Eastlick serves as Chief Operating and Financial Officer, and Jack Eberenz serves as Executive Vice President and Secretary. The name of the Company will become Neo Vision Corporation upon approval and filing of the amendment and restatement of the Certificate of Incorporation, and Neo Vision shall remain a wholly owned subsidiary of the Company. The headquarters of the Company will continue to be located in Phoenix, Arizona. See "THE EXCHANGE - Management and Operations After the Exchange."


INTERESTS OF CERTAIN PERSONS IN THE EXCHANGE

         Certain directors and executive officers of the Company have interests in the Exchange in addition to their interests as stockholders of the Company. Messrs. Lundstrom and Eberenz were appointed as directors and executive officers of the Company. Mr. Lundstrom and his affiliates will receive 1,466,711 shares of the Company's New Common Stock upon stockholder approval of the reclassification of the Company's Class A Common Stock and Class B Common Stock into New Common Stock. Mr. Eberenz and his affiliates will receive 244,611 shares of the Company's New Common Stock upon stockholder approval of the reclassification of the Company's Class A Common Stock and Class B Common Stock into New Common Stock. Further, such officers, as well as Harry Eastlick, the former President and Chief Executive Officer of the Company, and now its Chief Financial Officer, were granted options to acquire a total of 825,000 shares of New Common Stock at an exercise price of $1.00 per share. Mr. Anthony
Christopher, the former principal shareholder of Neo Vision, will receive 2,676,450 additional shares of New Common Stock upon the approval of the reclassification. Mr. Christopher has waived his right to receive 600,000 of these shares. Moreover, Messrs. Lundstrom, Eastlick, and Eberenz have entered into employment agreements through December 31, 2003, providing for annual salaries of $150,000, $120,000 and $60,000, respectively. In addition, the three non-officer directors of the Company, Messrs. Cline, Manning, and Thomas, each received options to acquire 5,000 shares of New Common Stock at $1.00 per share.

EMPLOYEE MATTERS

         As a result of the acquisition of Neo Vision, the Company currently has 15 employees, of which four are executives, nine are managerial, and two are administrative.

FEDERAL INCOME TAX CONSEQUENCES OF THE EXCHANGE

         The discussion in this "Federal Income Tax Consequences of the Exchange" section represents the opinion of O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, a Professional Association, Phoenix, Arizona ("Counsel"), which is counsel for the Company. Counsel's opinions expressed in the following discussion are only opinions that the tax law results described are more likely than not to be the tax law results which should occur, subject to any conditions stated in the particular section of this discussion which states such tax law conclusions. Although Counsel's opinions represent Counsel's best judgment as of the date of this Proxy Statement and are based on legal authorities in effect as of that date, Counsel's opinions are not binding on the Internal Revenue Service and do not in any way constitute an assurance that the Internal Revenue Service will agree with the federal income tax consequences described. Counsel's opinions do not guarantee any particular tax treatment. Further, no rulings have been requested from the Internal Revenue Service with respect to the matter discussed in this section. The Company does not intend to obtain any such rulings.

         The Exchange of Neo Vision shares for shares of the Company's Class A Common Stock and New Common Stock pursuant to the Exchange Agreement will have no federal tax effect on the Company's stockholders who are not parties to the Exchange.

         The reclassification of the Company's Class A Common Stock and Class B Common Stock into New Common Stock will more likely than not be treated as a nontaxable exchange for federal income tax purposes, except with respect to the receipt of cash in lieu of fractional shares. A stockholder's tax basis and holding period for the shares received upon the reclassification will be the same as such stockholder's tax basis and holding period in the shares surrendered.

         The foregoing is a summary of the federal income tax consequences of a reclassification of the Company's Class A Common Stock and Class B Common Stock, and does not address foreign, state or local tax consequences. Each stockholder should consult with his or her own tax advisor with respect to the foreign, state or local tax consequences of the reclassification as it may relate to his or her personal tax situation.

ACCOUNTING TREATMENT


         The initial issuance of 2,000,000 Class A common shares for the acquisition of Neo Vision , Inc. has been accounted for as an investment until the acquisition is consummated and the Company expects to account for the acquisition of Neo Vision when consummation is fully assured under the purchase method of accounting as a reverse merger, with Neo Vision, Inc. being the acquirer for financial reporting purposes, since the Neo Vision, Inc. shareholders will own approximately 70% of the Company's outstanding New Common Stock.

RESALES OF THE COMPANY'S NEW COMMON STOCK

         Shares of the Company's New Common Stock will be freely transferable by holders whose shares of Class A Common Stock or Class B Common Stock were not "restricted securities" under Rule 144 of the Securities Act prior to the reclassification. Shares of Class A Common Stock and Class B Common Stock which constituted restricted securities prior to the reclassification, including shares held by the former shareholders of Neo Vision, will constitute restricted securities of New Common Stock after the reclassification.

DISSENTERS' RIGHTS

         Under Delaware General Corporate Law, the stockholders of the Company will not have statutory rights to demand and receive payment of the fair value of their shares and, upon due approval, they will be bound by the terms of the Exchange Agreement and the reclassification of the Company's Class A Common Stock and Class B Common Stock.

              PROPOSAL TO RATIFY AND APPROVE THE EXCHANGE AGREEMENT

         The Company entered into the Exchange Agreement on June 30, 1998 with the former shareholders of Neo Vision. Pursuant to the Exchange Agreement, the Company has issued 2,000,000 shares of Class A Common Stock (equivalent to 200,000 shares of New Common Stock) to the former shareholders of Neo Vision in exchange for all of the outstanding shares of Common Stock of Neo Vision.
Pursuant to the Exchange Agreement, the Company has agreed to issue an additional 4,577,650 shares of New Common Stock upon the approval of the reclassification of the Company's Class A Common Stock and Class B Common Stock into New Common Stock. The Exchange Agreement provides that a total of 3,500,000 shares of New Common Stock will be automatically issued to the former shareholders of Neo Vision upon stockholder approval of the amendment and restatement of the Company's Certificate of Incorporation and the filing of the First Restated Certificate of Incorporation itself. The Exchange Agreement provides that the remaining 1,077,560 shares will be issued if and when certain performance criteria set forth in the Exchange Agreement are met by Neo Vision, consisting of 30 days of program screening at the McCarran Airport or positive cash flow for a 30-day period from the Meadow Mall video wall or a comparable location. These conditions have been satisfied, and thus all 4,577,650 shares of New Common Stock will be issued to the former shareholders of Neo Vision upon stockholder approval of the amendment and restatement of the Company's Certificate of Incorporation. Anthony Christopher, the former principal shareholder of Neo Vision, has agreed to waive receipt of 600,000 of such shares.


         The Board of Directors believes that the Exchange Agreement and the Exchange thereunder are in the bests interests of the stockholders of the Company. See "The Exchange Agreement--Background of and Reasons for the Exchange". The Exchange Agreement is included as Appendix I to this Proxy Statement.

STOCKHOLDER VOTE REQUIRED

         The holders of a majority of the shares of Class A Common Stock and Class B Common Stock of the Company present in person or represented by proxy at the Special Meeting of Stockholders and entitled to vote thereon, voting together as a single class, must ratify and approve the Exchange Agreement. As of the Record Date, the former shareholders of Neo Vision and the Company's directors and officers collectively beneficially own 2,898,708 shares of the collective outstanding shares of Class A Common Stock and Class B Common Stock (representing approximately 29% of the collective outstanding shares of Class A Common Stock and Class B Common Stock). All of such shares are expected to be voted in favor of the proposal to ratify and approve the Exchange Agreement.

         If the Company's stockholders do not ratify and approve the Exchange Agreement, then the Company's Board of Directors reserves the right to reconsider any one or more of the terms of the Exchange Agreement, apart from the financial terms of the Exchange. However, the failure of the stockholders to ratify and approve the Exchange Agreement will not result in the rescission of the Exchange Agreement.

         THE  BOARD  OF  DIRECTORS   UNANIMOUSLY   RECOMMENDS  A  VOTE  FOR  THE
RATIFICATION AND APPROVAL OF THE EXCHANGE AGREEMENT.

                   PROPOSAL TO AMEND AND RESTATE THE COMPANY'S
                          CERTIFICATE OF INCORPORATION


         On June 30, 1998, the Board of Directors approved a proposal to amend the Company's Certificate of Incorporation to: (i) authorize the issuance of 100,000,000 shares of a single new class of Common Stock, $.001 par value (the "New Common Stock"); (ii) reclassify the Company's Class A Common Stock and
Class B Common Stock into shares of New Common Stock; (iii) authorize the issuance of 750,000,000 shares of preferred stock; (iv) change the name of the Company to Neo Vision Corporation; and (v) make certain technical amendments set forth in the Company's First Restated Certificate of Incorporation. The Board of Directors recommends a vote "for" the proposed amendment and restatement of the Company's Certificate of Incorporation. The full text of the proposed First Restated Certificate of Incorporation as proposed to be adopted is included as Appendix II to this Proxy Statement. If approved by the stockholders, the proposed amendment and restatement will become effective upon the filing of the First Restated Certificate of Incorporation with the Secretary of State of Delaware, which will occur as soon as reasonably practicable.


         The Board of Directors believes that it is in the Company's and its stockholders' best interests to authorize 100,000,000 shares of New Common Stock in order to have a significant amount of authorized but unissued shares available for issuance to meet business needs as they arise. The Board of Directors believes that the availability of 100,000,000 shares of New Common Stock will provide the Company with the flexibility to issue New Common Stock for possible future financing, stock dividends or distributions, acquisitions, stock option plans, or other proper corporate purposes which may be identified in the future by the Board of Directors, without the possible expense and delay of a special stockholders' meeting. The issuance of shares of New Common Stock may have a dilutive effect on earnings per share and, for persons who do not purchase additional shares to maintain their pro rata interest in the Company, on such stockholders' percentage voting power.

         The Board of Directors believes it is in the Company's and its stockholders' best interests to reclassify its Class A Common Stock and Class B Common Stock into a new single class of Common Stock (the "New Common Stock"). The Board of Directors believes New Common Stock will make the Company more marketable to outside investors, thus providing additional flexibility to raise capital in connection with possible financings, acquisitions, and other corporate purposes, including the possibility of a future public offering. Further, the Board of Directors believes that a single class of common stock will provide stockholders with greater liquidity.

         The authorized shares of New Common Stock in excess of those issued in connection with the Exchange Agreement, the reclassification of the Company's Class A Common Stock and Class B Common Stock, and the 1998 Stock Option Plan will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by the

Company's stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Holders of New Common Stock will have no preemptive rights.

         Except for issuances of New Common Stock in connection with the Exchange Agreement, the reclassification of the Company's Class A Common Stock and Class B Common Stock, the conversion of certain debentures issued by Neo Vision into shares of New Common Stock, and the 1998 Stock Option Plan, the Company has no arrangements, agreements, understandings, or plans at the present time for the issuance or use of the additional shares of New Common Stock proposed to be authorized. The Board of Directors does not intend to issue any New Common Stock except on terms which the Board of Directors deems to be in the best interests of the Company and its then existing stockholders. Any future issuance of New Common Stock will be subject to the rights of holders of outstanding shares of any Preferred Stock which the Company may issue in the future.

         The Board of Directors believes that it is in the Company's and its stockholders' best interests to provide for 75,000,000 authorized shares of Preferred Stock to provide additional flexibility in connection with possible financings, acquisitions, other corporate purposes, and in certain circumstances, to be used as a means of discouraging, delaying, or preventing a change of control of the Company. The Board of Directors, without further approval of the stockholders, has the authority to fix the rights and terms relating to dividends, conversion, voting, redemption, liquidation preferences, sinking funds and any other rights, preferences, privileges, and restrictions applicable to each such series of Preferred Stock. A purpose of authorizing the Board of Directors to determine such rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. There currently are no commitments or options or other rights outstanding for the issuance of Preferred Stock. The Company has no present plan to issue shares of its Preferred Stock.


         The Board of Directors believes that it is in the Company's and its stockholders' best interests to change the name of the Company to "Neo Vision Corporation" The Board of Directors believes that Neo Vision Corporation will more accurately describe the Company's primary line of business and in turn, assist the Company in achieving market penetration in the advertising industry. The Board of Directors believes that the name Neo Vision Corporation will help the Company create a strong identity, develop an appropriate product image, and attain name recognition.


         The Board of Directors believes that it is in the Company's and its stockholders best interest to make certain technical amendments to the Company's Certificate of Incorporation including, a revised purpose for the Company, a revised current address of its registered agent, Prentice-Hall, and revised provisions to more correctly reflect current Delaware law. These technical amendments are set forth in the Company's First Restated Certificate of Incorporation.

DELAWARE GENERAL CORPORATION LAW

         The Delaware General Corporation Law summarized below may have the effect of discouraging, delaying, or preventing hostile takeovers, including those that might result in a premium over the market price, or discouraging, delaying, or preventing changes in control or management of the Company.

         In general, Delaware corporate law prohibits a publicly held Delaware corporation from engaging, under certain circumstances, in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person becomes an interested stockholder, unless (i) prior to the date at which the stockholder became an interested stockholder, the Board of Directors approved either the business combination or the transaction in which the stockholder becomes an interested stockholder; (ii) upon consummation of the transaction in which the stockholder becomes an interested stockholder, the stockholder owned at least 85% of the outstanding voting stock of the Company (excluding shares held by directors who are officers or held in certain employee stock plans); or (iii) the business combination is approved by the Board of Directors and by two-thirds of the outstanding voting stock of the Company (excluding shares held by the interested stockholder) at a meeting of stockholders (and not by written consent) held on or subsequent to the date of the business combination. An "interested stockholder" is generally a person who, together with affiliates and associates, owns (or at any time within the prior three years did own and who is now an affiliate or associate of the Company) 15% or more of the Company's voting stock. Section 203 defines a "business combination" to include certain mergers, consolidations, stock sales and asset based transactions, and certain other transactions resulting in a financial benefit to the interested stockholder.

STOCKHOLDER VOTE REQUIRED

         The holders of a majority of the outstanding shares of both the Class A Common Stock and Class B Common Stock of the Company, each voting as a separate class, must approve the amendment and restatement of the Company's Certificate of Incorporation. As of the Record Date, the former shareholders of Neo Vision and the Company's directors and officers collectively beneficially own 2,898,708 shares of Class A Common Stock (representing approximately 29% of the outstanding shares of Class A Common Stock), and 2,750,000 shares of the outstanding shares of Class B Common Stock (representing approximately 55% of the outstanding shares of Class B Common Stock). All of such shares are expected to be voted in favor of the proposal to amend and restate the Company's Certificate of Incorporation.

         If the stockholders do not approve the amendment and restatement of the Company's Certificate of Incorporation resulting in the reclassification of the Company's Class A Common Stock and Class B Common Stock into New Common Stock, then each of the former shareholders of Neo Vision will have the right to rescind the Exchange Agreement. The Company believes that in view of the fact that more than 90% of the shares of New Common Stock which would be issued to the former shareholders of Neo Vision depend on such approval, in the event of the failure of the stockholders to approve the amendment and restatement of the Company's Certificate of Incorporation, each of the shareholders likely would rescind the Exchange Agreement. In such event, the acquisition of the shares of Neo Vision acquired by the Company with respect to each such shareholder would be rescinded. Depending on the number of shareholders that rescinded the Exchange Agreement, it is possible that the Company would become a minority shareholder of Neo Vision. The Company would, however, be required to bear the costs and expenses of its transactions with Neo Vision, including the cost of this Proxy Statement, even if all of the shareholders of Neo Vision rescind the Exchange Agreement.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION.

                 PROPOSAL TO APPROVE THE 1998 STOCK OPTION PLAN

         The Board of Directors adopted the 1998 Stock Option Plan (the "1998 Plan") on June 30, 1998. The 1998 Plan is divided into two programs: the Discretionary Grant Program and the Automatic Grant Program. The Discretionary Grant Program provides for the granting of options to acquire New Common Stock ("Options"), the direct granting of New Common Stock ("Stock Awards"), the grant of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs, and Cash Awards are collectively referred to herein as "Awards"). Options and Awards under the 1998 Plan may be issued to executive officers, directors, employees, consultants, and other independent contractors who provide valuable services to the Company and its subsidiaries (collectively, "Eligible Persons"). The Options issued may be incentive stock options or non-qualified stock options. The Company believes that the Discretionary Grant Program represents an important factor in attracting and retaining executive officers and other key employees and constitutes a significant part of its compensation program, providing them with an opportunity to acquire a proprietary interest in the Company and giving them an additional incentive to use their best efforts for the long-term success of the Company. The Automatic Option Program provides for the automatic grant of options to acquire New Common Stock ("Automatic Options"). Automatic Options are granted to non-employee members of the Company's Board of Directors ("Eligible Directors"). The Company believes that the Automatic Option Program promotes the interests of the Company by providing such directors the opportunity to acquire a proprietary interest or otherwise increase their proprietary interest, in the Company, and an increased personal interest in the Company's continued success and progress.

SHARES SUBJECT TO THE 1998 PLAN

         A maximum of 2,500,000 shares of the Company's New Common Stock may be issued under the 1998 Plan. If any change is made in the stock subject to the 1998 Plan or subject to any Option or SAR granted under the 1998 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, change in corporate structure, or otherwise), the 1998 Plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the 1998 Plan, and the number of shares and exercise price per share of stock subject to outstanding Options or Awards. As of February 1, 1999, there were outstanding options to acquire 967,500 shares of New Common Stock under the 1998 Plan.

ELIGIBILITY AND ADMINISTRATION

         Options and Awards may be granted pursuant to the Discretionary Grant Program only to persons ("Eligible Persons") who at the time of grant are either
(i) key personnel (including officers and directors) of the Company, or (ii) consultants or independent contractors who provide valuable services to the Company. Options that are incentive stock options may be granted only to key personnel of the Company who are also employees of the Company. To the extent that granted Options are incentive stock options, the terms and conditions of those Options must be consistent with the qualification requirements set forth in the Internal Revenue Code.

         The Eligible Persons under the Discretionary Grant Program are divided into two groups, and the Plan provides that there may be a separate administrator (each a "Plan Administrator") for each group. One group consists of Eligible Persons who are executive officers and directors of the Company and all persons who own 10% or more of the Company's issued and outstanding stock. The power to administer the 1998 Plan with respect to those persons rests exclusively with a committee ("Senior Committee") comprised of two or more non-employee directors who are appointed by the Board of Directors. This Senior Committee currently consists of the three non-employee Directors, Messrs. Cline, Manning, and Thomas. The power to administer the 1998 Plan with respect to the remaining Eligible Persons is vested with the Senior Committee or a committee of two or more directors appointed by the Board of Directors ("Employee
Committee"). Currently, this also is the Senior Committee. Each Plan Administrator determines (i) which of the Eligible Persons in its group will be granted Options and Awards; (ii) the amount and timing of the grant of such Options and Awards; and (iii) such other terms and conditions as may be imposed by the Plan Administrator consistent with the Plan.

EXERCISE OF OPTIONS

         The expiration date, maximum number of shares purchasable, and the other provisions of the Options are established at the time of grant, provided that no options may be granted for a term of more than 10 years. Options vest and thereby become exercisable in whole or in one or more installments at such time as may be determined by the Plan Administrator upon the grant of the Options. However, a Plan Administrator has the discretion to provide for the automatic acceleration of the vesting of any options or Awards granted under the Discretionary Grant Program in the event of a "Change in Control." The definition of "Change in Control" includes the following events: (i) the acquisition of beneficial ownership by certain persons, acting alone or in concert with others, of 40% or more of the Company's New Common Stock pursuant to a tender offer which the Board of Directors recommends that the Company's stockholders not accept, or (ii) a change in the composition of the Board of Directors occurs such that those individuals who were elected to the Board of Directors at the last stockholders' meeting at which there was not a contested election for Board membership subsequently ceased to comprise a majority of the Board of Directors by reason of a contested election. The Exchange does not constitute a Change in Control under the 1998 Plan as the Plan was approved after the approval of the Exchange Agreement by the Board of Directors. Any Change in Control occurred prior to such adoption. Thus, there was no acceleration of vesting of awards under the Discretionary Grant Program.

         Each Plan Administrator will determine the exercise prices of Options at the time of grant. However, the exercise price of any Option may not be less than 100% of the fair market value of the Company Stock at the time of the grant (110% if the Option is granted to a person who at the time the Option is granted owns 10% of the total combined voting power of all classes of stock of the Company). To exercise an Option, the optionholder will be required to deliver to the Company full payment of the exercise price for the shares as to which the Option is being exercised. Generally, Options can be exercised by delivery of cash, bank cashier's check, or shares of New Common Stock.

TERMINATION OF EMPLOYMENT OR SERVICES

         Except as otherwise allowed by the Plan Administrator with respect to non-qualified Options, Options granted under the 1998 Plan are nontransferable other than by will or by the laws of descent and distribution upon the death of the optionholder and, during the lifetime of the optionholder, are exercisable only by such optionholder. If any optionholder ceases to be employed by the Company for a reason other than death or permanent disability, such optionholder may, within 30 days after the termination of such employment, exercise some or all of the vested incentive stock options held by such employee. In the event of the death of the participant incentive stock options may be exercised within 90 days thereafter (but never later than the expiration of the term of the Option). If an optionholder's employment is terminated by reason of permanent disability, however, incentive stock options may be exercised by the optionholder or the optionholder's estate or successor by bequest or inheritance during the period ending 180 days after the optionholder's retirement (but not later than the expiration of the term of the Option). Termination of employment at anytime for cause immediately terminates all Options held by the terminated employee.

         If the proposed 1998 Plan is approved by the Stockholders, non-qualified Options that are outstanding at the time an optionholder's service to the Company terminates will remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant of such Options. However, if the optionholder is discharged for cause, all Options held by such optionholder will terminate.

AWARDS

         A Plan Administrator also may grant Awards to Eligible Persons under the 1998 Plan. Awards may be granted in the form of SARs, Stock Awards, or Cash Awards.

         Awards granted in the form of SARs entitle the recipient to receive a cash payment equal to the appreciation in market value of a stated number of shares of New Common Stock from the price on the date the SAR was granted or became effective to the market value of New Common Stock on the date first exercised or surrendered. The Plan Administrators may determine, consistent with the 1998 Plan, such terms, conditions, restrictions, and/or limitations, if any, on any SARs.

         Awards granted in the form of Stock Awards entitle the recipient to receive shares of the Company's New Common Stock directly. Awards granted in the form of cash entitle the recipient to receive direct payments of cash depending on the market value or the appreciation of New Common Stock or other securities of the Company. The Plan Administrators may determine such other terms, conditions, or limitations, if any, on any Awards.

         The 1998 Plan states that it is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its New Common Stock, stock awards, or any other type of award. To the extent permitted by applicable law, the Company may issue any other options, warrants, or awards other than pursuant to the 1998 Plan without stockholder approval.

TERMS AND CONDITIONS OF AUTOMATIC OPTIONS

         The 1998 Plan provides that each year at the meeting of the Board of Directors held immediately after the annual meeting of stockholders, each Eligible Director, including the current directors, is granted an Automatic Option to acquire 5,000 shares of New Common Stock ("Annual Automatic Option"). The 1998 Plan will grant new Eligible Directors an Automatic Option to acquire 5,000 shares of New Common Stock ("Initial Automatic Option") on the date of their first appointment or election to the Board. Each Automatic Option becomes exercisable and vests in a series of three equal and successive annual installments, with each annual installment to become exercisable on the day before the Company's annual meeting of stockholders occurring in the applicable year. An Eligible Director is not eligible to receive an Annual Automatic Option if the grant date is within 30 days of such Eligible Director receiving an Initial Automatic Option.

         The exercise price per share of New Common Stock subject to each Automatic Option is equal to 100% of the fair market value per share on the date of the grant of the Automatic Option. Each Automatic Option expires on the tenth anniversary of the date on which an Automatic Option grant was made. Eligible Directors also may be eligible to receive Options or Awards under the Discretionary Grant Program or option grants or direct stock issuances under any other plan of the Company. Cessation of service on the Board terminates any Automatic Options for shares that were not vested at the time of such cessation. Automatic Options are nontransferable other than by will or the laws of descent and distribution on the death of optionholder and, during the lifetime of the optionholder, are exercisable only by such optionholder.

         The 1998 Plan provides that, in the event of Change in Control, all unvested Automatic Options will automatically accelerate and immediately vest so that each outstanding Automatic Option will, immediately prior to the effective date of such Change in Control, become fully exercisable.

DURATION AND MODIFICATION

         The Plan will remain in force until June 30, 2008. The Board of Directors of the Company may at any time suspend, amend, or terminate the 1998 Plan, except that without approval by the affirmative vote of the holders of a majority of the outstanding shares of New Common Stock present in person or by proxy at a meeting of stockholders of the Company convened for such purpose, the Board of Directors may not (i) increase, except in the case of certain organic changes to the Company, the maximum number of shares of New Common Stock subject to the 1998 Plan, (ii reduce the exercise price at which Options may be granted or the exercise price for which any outstanding Options may be exercised, (iii) extend the term of the 1998 Plan, (iv) change the class of persons eligible to receive Options or Awards under the 1998 Plan, or (v) materially increase the benefits accruing to participants under the 1998 Plan. Notwithstanding the foregoing, the Board of Directors may amend the 1998 Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 under the Securities Exchange Act of 1934 without the consent of the stockholder of the Company.

REASONS FOR AND EFFECT OF THE PROPOSED 1998 PLAN

         The Board of Directors believes that the approval of the 1998 Plan is necessary to achieve the purposes of the 1998 Plan and to promote the welfare of the Company and its stockholders generally. Without stockholder approval, options granted under the plan cannot qualify as incentive stock options under the Internal Revenue Code and the Plan cannot comply with Section 162(m) of the Code. The Board of Directors believes that the 1998 Plan will aid the Company in attracting and retaining directors, officers, and key employees and motivating such persons to exert their best efforts on behalf of the Company. In addition, the Company expects that the proposed 1998 Plan will further strengthen the identity of interest of the directors, officers, and key employees with that of the stockholders.

1998 PLAN INTENDED TO COMPLY WITH REVISED RULES

         In May 1996, the Securities and Exchange Commission ("SEC") amended the Rules promulgated pursuant to Section 16 of the Exchange Act. The amended Rules became effective on November 1, 1996. In general, these Rules required the Company's officers, directors, and holders of more than 10% of New Common Stock to file reports or ownership and changes in ownership of New Common Stock with the SEC. The Rules also exempt certain transactions in New Common Stock by the Company's officers, directors, and 10% stockholders from liability for "short-swing profits" under Section 16 of the Exchange Act.

1998 PLAN INTENDED TO COMPLY WITH INTERNAL REVENUE CODE SECTION 162(M)

         Section 162(m) of the Internal Revenue Code generally allows a tax deduction to the Company for compensation in excess of $1.0 million paid in any year to its Chief Executive Officer and four other most highly compensated executive officers (the "Highly Compensated Officers") only if such compensation qualifies as "performance-based compensation." Upon stockholder approval of the 1998 Plan, non-qualified options granted following the date of the Meeting generally will qualify as "performance-based compensation" and will entitle the Company to take a tax deduction for compensation paid as a result of option exercises by the Company's Highly Compensated Officers.

FEDERAL INCOME TAX CONSEQUENCES

         Certain options granted under the 1998 Plan will be intended to qualify as incentive stock options under Code Section 422. Accordingly, there will be no taxable income to an employee when an incentive stock option is granted to him or her when that option is exercised, except to the extent the amount by which the fair market value of the shares at the time of exercise exceeds the option price is treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year after the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the option price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the option exercise price paid. The Company will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the option was exercised.

         Certain other options issued under the 1998 Plan, including options issued automatically to the non-employee members of the Board of Directors, will be non-qualified options. The income tax consequences of non-qualified options will be governed by Code Section 83. Under Code Section 83, the excess of the fair market value of the shares of New Common Stock acquired pursuant to the exercise of any option over the amount paid for such stock (hereinafter referred to as "Excess Value") must be included in the gross income of the optionholder in the first taxable year in which New Common Stock acquired by the optionholder is not subject to a substantial risk of forfeiture. In calculating Excess Value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the Excess Value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, the Company will be entitled to a federal income tax deduction in the same taxable year that the optionholder recognizes income. The Company will be required to withhold income tax with respect to income reportable pursuant to Code Section 83 by an optionholder. The basis of the shares acquired by an optionholder will be equal to the option price of those shares plus any income recognized pursuant to Code Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for one year from the date of the substantial risk of forfeiture lapsed, or, if a Section 83(b) election is made, one year from the date the shares were acquired.

STOCKHOLDER VOTE REQUIRED

         The holders of a majority of the shares of Class A Common Stock and Class B Common Stock of the Company present in person or by proxy are entitled to vote thereon, voting together as a single class, must approve the 1998 Stock Option Plan. As of the Record Date, the former shareholders of Neo Vision and the Company's directors and officers collectively beneficially own 5,648,708 shares of the collective outstanding shares of Class A Common Stock and Class B

Common Stock (representing approximately 38% of the collective outstanding shares of Class A Common Stock and Class B Common Stock). All of such shares are expected to be voted in favor of the proposal to approve the 1998 Stock Option Plan.

         If the stockholders do not approve the Company's 1998 Stock Option Plan, then such Plan and the options issued thereunder will continue to be valid. However, the shares issued pursuant to options granted thereunder will not be available to receive incentive stock option treatment under the Internal Revenue Code and the Plan cannot comply with Section 162(m) of the Code.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1998 STOCK OPTION PLAN.

                                     EXPERTS

         The financial statements relative of the Company included in this Proxy Statement and have been audited by Robert Martin, independent public accountant, for the fiscal year ended September 30, 1997, as indicated in his report with respect thereto, and are included herein in reliance upon the authority of Mr. Martin as an expert in giving said report.

         The financial statements of Neo Vision and the Company included in this Proxy Statement have been audited by Semple & Cooper, LLP, independent public accountants, for the fiscal year ended September 30, 1998, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

                                 LEGAL OPINIONS

         The validity of the shares of the Company's New Common Stock will be passed on for the Company by O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, a professional association, Phoenix, Arizona ("Counsel"). Counsel also has provided an opinion with respect to the tax consequence of the Exchange, included under "The Exchange-Federal Income Tax Consequences of the Exchange."

                                  OTHER MATTERS

         The Company's Board of Directors does not intend to bring any matter before the Special Meeting other than as specifically set forth in the Notice of Special Meeting of Stockholders, nor does it know of any matter to be brought before the Special Meeting by others. If, however, any other matters properly come before the Special Meeting, it is the intention of the proxyholders to vote such proxy in accordance with the decision of a majority of the Company's Board of Directors.

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS OF
                       UNITED STATES AIRCRAFT CORPORATION

                                                                       Page
                                                                       ----

Reports of Independent Certified Public Accountant.                 F-2 and F-3

Balance sheets as of September 30, 1998 and 1997.                   F-4 and F-5

Statements of operations for each of the three years
in the period ended September 30, 1998.                                     F-6

Statements of shareholders' equity for each of the
three years in the period ended September 30, 1998.                         F-7

Statements of cash flows for each of the three years
in the period ended September 30, 1998.                                     F-8

Notes to the Financial Statements.                              F-9 through F-26

UNAUDITED QUARTERLY FINANCIAL STATEMENTS

Balance sheet as of December 31, 1998                                       F-27

Statements of operations for the three months
ended December 31, 1998 and 1997                                            F-28

Statements of cash flows for the three months
ended December 31, 1998 and 1997                                            F-29

Notes to financial statements                                  F-30 through F-34

         INDEX TO CONSOLIDATED FINANCIAL STATEMENTS OF NEO VISION, INC.
                   (A WHOLLY-OWNED UNCONSOLIDATED SUBSIDIARY)

Report of Independent Certified Public Accountant                           F-35

Consolidated Balance Sheet as of September 30, 1998                         F-36

Consolidated Statement of Operations for the year
ended September 30, 1998                                                    F-37

Consolidated Statement of Changes in Stockholders' Equity
for the year ended September 30, 1998                                       F-38

Consolidated Statement of Cash Flows for the year ended
September 30, 1998                                                          F-39

Notes to Consolidated Financial Statements                                  F-40

                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors
United States Aircraft Corporation and Subsidiaries

We have audited the accompanying consolidated balance sheet of United States Aircraft Corporation and Subsidiaries as of September 30, 1998, and the related consolidated statements of operations, shareholders' equity (deficit), and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position, of United States Aircraft Corporation and Subsidiaries as of September 30, 1998, and the results of its operations, changes in shareholders' equity, and its cash flows for the year than ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 18 to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                   /s/ Semple & Cooper, LLP

Certified Public Accountants

Phoenix, Arizona
December 22, 1998

                          INDEPENDENT AUDITOR'S REPORT


The Stockholders and Board of Directors
United States Aircraft Corporation

I have audited the accompanying consolidated balance sheets of United States Aircraft Corporation, and subsidiaries as of September 30, 1997, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the two year period ended September 30, 1997. These consolidated financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these consolidated financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosure in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of United States Aircraft Corporation, and subsidiaries as of September 30, 1997, and the results of their operations and their cash flows for each of the years in the two year period ended September 30, 1997, in conformity with generally accepted accounting principles.

                                     /s/ Robert Martin
                                     ROBERT MARTIN

Mesa, Arizona
March 19, 1998

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           SEPTEMBER 30, 1998 AND 1997

                                     ASSETS
                                                         1998             1997
                                                         ----             ----
Current assets
  Cash                                               $    8,070       $   20,427
  Accounts receivable, less
  allowance for doubtful accounts
  of $7,500 (1997)                                       75,902           69,311
  Notes receivable                                        1,500            8,000
  Prepaid expenses                                        7,844           21,800
                                                     ----------       ----------
    Total current assets                                 93,316          119,538

Advance to officer                                                        27,769

Notes receivable, net of current
 portion                                                 25,000           32,000

Land held for future development                                         577,327
Investment Neo Vision, Inc.                             103,338
Property and equipment, net of
  accumulated depreciation of
  $79,023 (1998) and $65,962 (1997)                      47,613           57,154

Goodwill, net of accumulated
  amortization of $26,397 (1998)
  and $22,428 (1997)                                    103,339           87,308

Agency acquisitions-goodwill, net of
  accumulated amortization of $25,733
  (1998) and $5,514 (1997)                               84,555          104,774

Course materials                                         13,754           15,718

Other                                                    13,874           24,527
                                                     ----------       ----------

Total assets                                         $  484,789       $1,046,115
                                                     ----------       ----------


     The accompany notes are an integral part of these financial statements.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           SEPTEMBER 30, 1998 AND 1997

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                    1998              1997
                                                    ----              ----
Current liabilities
  Current portion of long term debt             $    26,000       $    37,775
  Notes Payable                                      30,000
  Trust deed notes payable                                            601,000
  Convertible debentures and
    related accrued interest                         90,041            82,938
  Accounts payable                                   90,734            86,159
  Accrued expenses                                  214,062            68,263
  Unearned tuition                                   62,900            45,290
                                                -----------       -----------
    Total current liabilities                       513,737           921,425

  Long term debt, net of current portion              5,360            19,979

  Commitments

  Stockholders' equity
  Capital Stock
    Class A: $.50 par value 10,000,000 shares
     authorized, 9,927,504 (1998) and 7,652,504
     (1997) shares issued and outstanding         4,963,752         3,826,252
    Class B: $.001 par value, 5,000,000 shares
     authorized 4,962,801 shares issued and
     outstanding                                      4,963             4,963
  Paid-in-capital (deficit)                      (1,838,862)         (751,827)
  Accumulated (deficit)                          (3,164,161)       (2,974,677)
                                                -----------       -----------
                                                    (34,308)          104,711
                                                -----------       -----------
     Total liabilities and
      Stockholders' equity                      $   484,789       $ 1,046,115
                                                -----------       -----------


     The accompany notes are an integral part of these financial statements.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                            FOR THE THREE YEARS ENDED
                       SEPTEMBER 30, 1998, 1997, AND 1996

                                         1998            1997           1996
                                         ----            ----           ----
Revenue
  Real estate education               $   494,258    $   436,710    $   343,788
  Travel agency                         1,281,689        776,544
  Other                                    99,407          8,989         42,385
                                      -----------    -----------    -----------
    Total revenue                       1,875,354      1,222,243        386,173

Operating costs and expenses
  Cost of sales - travel agency         1,163,825        699,669
  Personnel expenses                      351,224        292,437        183,700
  Facility cost                            69,851         57,192         22,025
  Other operating costs                   120,249        129,076         64,330
  General and administrative              299,787        110,639         82,514
  Interest                                 20,136         14,933         12,979
  Loss from write off of plans and
  Specifications                                                        649,999
  Depreciation and amortization             9,766          6,412         15,281
                                      -----------    -----------    -----------
                                        2,064,838      1,330,358      1,030,828
                                      -----------    -----------    -----------
    Income (loss) from continuing
      operations                         (189,484)      (108,115)      (644,655)

Discontinued operations
  Income of Hansen & Associates, Inc.
    dba Property Masters                                   4,397         11,671
  Gain on disposal of Hansen &
    Associates, Inc. dba Property
    Masters                                               33,752
                                      -----------    -----------    -----------

  Net income (loss)                   $  (189,484)   $   (69,966)   $  (632,984)
                                      -----------    -----------    -----------
Net income (loss) per share from
continuing operations                 $      (.01)   $      (.01)   $      (.06)

Net income (loss) per share from
discontinued operations               $              $              $
                                      -----------    -----------    -----------

Net income (loss) per share           $      (.01)   $      (.01)   $      (.06)
                                      -----------    -----------    -----------
Weighted number of shares
outstanding                            13,309,055     11,391,138     10,808,846
                                      -----------    -----------    -----------

     The accompany notes are an integral part of these financial statements.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                            FOR THE THREE YEARS ENDED
                       SEPTEMBER 30, 1998, 1997, AND 1996

                                                    Capital Stock
                                 ----------------------------------------   Paid-in
                                   Number                 Number            Capital
                                 of Shares    Amount    of Shares  Amount  (Deficit)       (Deficit)
                                 ---------    ------    ---------  ------  ---------       ---------
Balance, September 30, 1995      4,907,504  $2,453,752  4,962,801  $4,963  $   396,173    $(2,271,727)

Year ended September 30, 1996
Shares issued in acquisition
of Western College, Inc.         1,000,000     500,000                        (450,000)
Shares issued in payment for
services rendered                  375,000     187,500                        (150,000)
Net (loss)                                                                                   (632,984)
                                 ---------  ----------  ---------  ------  -----------    -----------
Balance, September 30, 1996      6,282,504  $3,141,252  4,962,801  $4,963    $(203,827)   $(2,904,711)

Shares issued in acquisition of
Western College, Inc.              200,000     100,000                         (80,000)

Shares issued in travel agency
operations acquisition             500,000     250,000                        (200,000)

Shares issued in acquisition of
land held for future development   250,000     125,000                        (100,000)

Shares issued in payment for
services rendered                  420,000     210,000                        (168,000)

Net (loss)                                                                                    (69,966)
                                 ---------  ----------  ---------  ------  -----------    -----------
Balance, September 30, 1997      7,652,504  $3,826,252  4,962,801  $4,963    $(751,827)   $(2,974,633)

Year ended September 30, 1998
Shares issued in acquisition
of Western College, Inc.           200,000     100,000                         (80,000)

Shares issued for loan guarantee    75,000      37,500                         (30,000)
Shares issued in acquisition of
Neo Vision, Inc.                 2,000,000   1,000,000                        (977,035)
Net Income                                                                                   (189,484)
                                 ---------  ----------  ---------  ------  -----------    -----------
Balance, September 30, 1998      9,927,504  $4,963,752  4,962,801  $4,963  $(1,838,862)   $(3,164,161)
                                 =========  ==========  =========  ======  ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                       UNITED STATES AIRCRAFT CORPORATION

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                            FOR THE THREE YEARS ENDED
                       SEPTEMBER 30, 1998, 1997, AND 1996

                                                 1998        1997        1996
                                                 ----        ----        ----
Cash flows from operating activities
Net income, (loss)                            $(189,484)  $ (69,966)  $(632,984)
 Adjustments to reconcile net
 income, (loss) to cash provided
 by (used in) operating activities
  (Income) loss from discontinued operations                 (4,397)    (11,671)
  Depreciation                                   13,061      10,788       8,792
  Amortization                                   26,705      15,624       8,079
  Allowance for doubtful accounts                             7,500
  Gain on disposal of operations                            (33,752)
  Class A Shares issued in payment
  for services rendered                           7,500      42,000      37,500
  Gain from write off of long term debt           .         (30,000)
  Loss from write off of plans
  and specifications                                                    649,999
  Change in assets and liabilities
  net of effects from acquisition
   Accounts receivable                           (5,591)    (21,977)    (31,661)
   Other                                        (70,273)     (3,069)    (15,466)
   Prepaid expenses                              13,956     (14,609)     (5,939)
   Notes payable                                 30,000
   Accounts payable                               4,575      63,839       6,338
   Accrued expenses                             145,799      32,052     (14,678)
   Unearned tuition                              17,610       9,992      20,240
                                              ---------   ---------   ---------
Net cash provided by (used in)
operating activities of continuing operations    (6,142)     34,025     (11,451)
Net cash provided by (used in) discontinued
operations                                                                 2,917
                                              ---------   ---------   ---------
Net cash provided by (used in) operating
activities                                       (6,142)     34,025      (8,534)

Cash flows from investing activities
 Changes in advance to officer                   27,769       2,815      (4,399)
 Decrease in notes receivable                    12,500
 Cash provided from acquisition of
 Western College, Inc.                                                    4,145
 Addition to land for future development                    (51,327)
 Investment in RVP-LLC                          (23,673)
 Additions to intangible assets, net                        (61,172)
 Additions to property and equipment             (3,520)     (7,580)     (8,826)
                                              ---------   ---------   ---------
Net cash (used in) investing activities          13,076    (117,264)     (9,080)

Cash flows from financing activities
 Increase in convertible debentures
 and related accrued interest                     7,103       8,879      17,609
 Increase in trust deed notes payable                       100,000
 Proceeds from long term debt                    36,822
 Decrease in long term debt                     (26,394)    (15,350)    (32,339)
                                              ---------   ---------   ---------
Net cash provided by financing activities       (19,291)     93,529      22,092
                                              ---------   ---------   ---------
Net increase (decrease) in cash and cash
Equivalents                                     (12,357)     10,290       4,478
Cash, beginning of year                          20,427      10,137       5,659
                                              ---------   ---------   ---------
Cash, end of year                             $   8,070   $  20,427   $  10,137
                                              ---------   ---------   ---------

   The accompanying notes are an integral part of these financial statements.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF ORGANIZATION

Unites States Aircraft Corporation (Company) was incorporated in Delaware on October 6, 1978, and commenced operations in April, 1980. The Company, operating solely in Arizona provides real estate educational services through its wholly owned subsidiaries Western College, Inc. and Ford Schools, Inc. doing business as Westford College. Travel agency services are provided through its wholly owned operating division FirsTravel.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of United States Aircraft Corporation and its wholly owned subsidiaries except Neo Vision, Inc. that was acquired on June 30, 1998. All significant intercompany transactions and balances have been eliminated in consolidation. Neo Vision, Inc has not been consolidated until its acquisition has been fully assured. See Note 6.

RECOGNITION OF REVENUE

Real estate education services tuition fees are generally paid in advance and recorded as unearned tuition. Tuition revenue is recognized when students attend classes. Travel agency revenues are recognized at the time of booking travel arrangements.

Included in revenue during the year ended September 30, 1996, is $30,000 related to the reduction of certain accrued obligations recorded in prior years.

INDUSTRY SEGMENTS

During 1998 and 1997, approximately 53% and 44% of the Company's travel agency revenue was received from the airline industry. In 1997, the major airlines reduced their commission rate from ten percent to eight percent, and set a maximum amount paid on certain commissions. The company subsequently adopted a policy of charging a service fee for airline tickets issued, and will continue to promote other forms of leisure travel, such as tours and cruises, where the commissions are generally higher. However, any adverse change in the airline industry could have a material effect on the future operations of the Company.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been included in the financial statements or income tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Investment tax credits are recognized as a reduction of the provision for income taxes using the flow-through method to the extent realization is assured.

PROPERTY AND EQUIPMENT

Property and equipment consists of office furniture and equipment, and is depreciated using the straight line method over their estimated useful lives ranging from five to ten years.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

The allowance for doubtful accounts represents an amount which, in managements judgement, will be adequate to absorb probable losses on existing accounts receivable that may become uncollectible.

PLANS AND SPECIFICATIONS

The Company owns plans and specifications for the turbo-prop engine conversion for the DC-3/C-47 aircraft, and has investigated methods of realizing this investment. Possible methods to realize the Company's investment in the plans and specifications include a new licensing agreement, sale of the plans and specifications, acquisition or by obtaining financing and successful future development. As of September 30, 1996, the Company was unable to identify any cash flows from its investment in the plans and specifications. Accordingly, an impairment loss of $649,999, that represents the excess of the carrying amount over the present value of the identifiable net cash flow, has been included in operations for the year ended September 30, 1996.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

IMPAIRMENT OF LONG-LIVED ASSETS

The Company requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset and industry conditions. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or net realizable value. As more fully described in the preceding paragraph, "plans and specifications", the Company recorded an impairment loss of $649,999 during the year ended September 30, 1996.

GOODWILL

Goodwill results from acquisitions of subsidiaries in which the acquisition cost exceeded the book value of the net assets acquired. Goodwill is being amortized using the straight line method over 25 years.

AGENCY ACQUISITIONS

Agency acquisitions result from acquiring travel agency operations and assets in which the acquisition cost exceeded the book value of net assets acquired and represent the travel agency's base of customers and home-based travel agents. Agency acquisitions are being amortized using the straight line method over five years.

COURSE MATERIALS

Course materials represent the initial cost of the Principles of Real Estate textbook. The textbook is updated annually and the annual costs are expensed as incurred. Due to the acquisition of Western College, Inc. and the resulting change in the use of the textbook, the Company is amortizing the initial cost over a ten year period.

EARNINGS PER SHARE

Basic earnings per share amounts are based upon the average number of shares outstanding. The effect of debentures convertible into Class A common stock and outstanding stock options on the earnings per share calculations are antidilutive and therefore diluted earnings per share are not presented.

ADVERTISING

The Company expenses advertising costs when the advertisement occurs. Total advertising expenses amounted to $14,417, $11,308 and $8,045 in 1998, 1997 and 1996, respectively. There were not any capitalized advertising costs for the periods presented.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

STOCK-BASED COMPENSATION:

The Company has elected to follow Accounting Principles Board Opinion No.25, Accounting for Stock Issued to Employees (APB 25) and the related interpretations in accounting for its employee stock options. Under APB 25, because the exercise price of employee stock options equals or exceeds the market price of the underlying stock on the date of grant, no compensation expense is recorded. The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No.123, Accounting for Stock-Based Compensation (Statement No.123).

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION

Certain  items  included  in  prior  years'   financial   statements  have  been
reclassified to conform to the current year financial statement classification.

NOTE 2 - INCOME TAXES

At September 30, 1998, the Company had the following net operating loss and credit carryovers for income tax purposes:

             Taxable           Year of                   Net
              Year           Expiration             Operating Loss
              ----           ----------             --------------
              1996              2011                    556,000
              1997              2012                    77,000

The income tax effect of the net operating loss carryforward gives rise to a deferred income tax asset as follows:

                                               1998          1997
                                               ----          ----
Net operating loss carryforwards             $663,000      $2,654,000
                                             --------      ----------

Gross deferred tax assets                     316,000      $1,327,000
Deferred tax asset valuation allowance        316,000       1,327,000
                                             --------      ----------

Net deferred tax asset                       $   --        $       --
                                             --------      ----------

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 2 - INCOME TAXES (CONTINUED)

The gross deferred tax deferred tax asset is reduced by a valuation allowance based in management's estimate that it is more likely than not that the tax benefits will not be realized. The decrease in the valuation allowance during the year ended September 30, 1998, is $1,011,000.

NOTE 3 - ADVANCES TO OFFICER

Advances to officer represent non-interest bearing advances with no stated terms of repayment.

NOTE 4 - NOTES RECEIVABLE

The Company has notes receivable from the sale of Hansen & Associates, Inc. dba Property Masters consisting of the following:

         Note receivable from individual due
         in semi-annual payments plus interest
         at 71/2%                                     $26,500
         Less current portion                           1,500
                                                      -------
         Balance September 30, 1998                   $25,000
                                                      -------

NOTE 5 - INVESTMENTS - RVP-LLC

The Company has formed RVP-LLC, an Arizona limited liability company for the purpose of owning recreational vehicle parks that will be leased to and operated by the Company. The operating agreement provides that the Company will manage RVP-LLC and that profits and losses will be allocated 90% to a trust whose trustee is the individual from whom the RV Park consulting fee has been earned, with the remainder allocated to the Company.

The Company has earned a consulting fee of $412,999 relating to its research project on the recreational vehicle park industry net of its contribution to RVP-L.L.C. The Company for over two years has investigated the recreational vehicle park industry and instituted a program to establish a Chain of RV Parks. In connection therewith, the Company has earned a consulting fee for its research and development of the RV Parks program from which it will contribute $1,700,000 to RVP-LLC. The net consulting fee at September 30, 1998 consists of the following:

           Fee, net of contribution to RVP-L.L.C.      $300,000
           Equity in RVP-L.L.C.                         112,999
                                                       --------
                                                       $412,999
                                                       ========

The consulting fee revenue was earned upon completion of the research and the agreement with the unrelated individual who is the trustee of the family trust that holds 90% of RVp-LLC. However, for financial reporting purposes the consulting fee revenue will not be recognized until it is received, since there is insufficient evidence to assure its realization. Management believes the consulting fee, which is expected to be revenue with an infrequent occurrence, will be collected in the year ending September 30, 1999. The costs related to earning the consulting fee consisted primarily of executive compensation and travel all of which has been expensed over the period of the project.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 5 - INVESTMENTS - RVP-LLC (CONTINUED)

On June 30, 1998 the Company approved the transfer to RVP-LLC of the 35.66 acres of land in Glenn County, California subject to trust deeds payable in the amount of $601,000. The 35.66 acres of land transferred to RVP-LLC resulted in $12,516 being included as the original investment in RVP-LLC. The $12,516 represents the excess of the land cost at June 30, 1998 over the balance of the trust deeds payable and it has been included in the Company's general and administrative expenses for the year ended September 30, 1998. The land was acquired for the purpose of developing the initial recreational vehicle park of the planned chain of RV parks. The holder of the second trust deed filed a notice of default due to non payment of interest. The LLC determined not to reinstate the defaulted trust deed and in August 1998, RVP-LLC lost the California land in a foreclosure sale. There are no collection activities being pursued by the trust deed noteholders and management does not believe there will be any collection efforts.

At September 30, 1998, the members equity of RVP-LLC is $1,707,500 and consists of primarily of the $1,700,000 capital contribution to be received from the consulting fee which for financial reporting purposes reduces the member's equity of RVP-LLC until the capital contribution of $1,700,000 is received. The Company's interest in the RVP-LLC, if the capital contributions were recognized, would be approximately $135,988.

NOTE 6 - ACQUISITIONS

Effective January 1, 1996 the Company acquired all of the outstanding shares of Western College, Inc. a real estate training organization whose operations have been combined with the Company's wholly owned subsidiary, Ford Schools, Inc. The acquisition was through a tax-free exchange of stock, resulting in the issuance of 1,000,000 shares of the Company's Class A common stock plus an agreement to issue an additional 600,000 Class A shares over the following three years contingent on the gross tuition revenue equaling or exceeding $250,000 per year.

The acquisition is being accounted for by the purchase method. The 1,000,000 shares of Class A common stock has been recorded for accounting purposes at $50,000. During each of the years ended September 30, 1998 and 1997, and additional 200,000 shares of Class A common stock were issued pursuant to the acquisition and recorded for accounting purposes at $20,000. The $90,000 purchase price exceeds the book value of the net assets of Western College, Inc. by $99,361 which has been allocated as follows:

            Property and equipment                $31,713
            Goodwill                               67,648

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 6 - ACQUISITIONS (CONTINUED)

The property and equipment is being depreciated over seven years and the goodwill is being amortized over 25 years. Operations of Western College have been included in the consolidated statement of operations from the date of acquisition.

Supplemental   cash  flow  information   related  to  the  assets  acquired  and
liabilities assumed from the acquisition of Western College, Inc., is as follows:

            Assets
              Accounts receivable                     $ 4,500
              Property and equipment                   31,713
              Goodwill                                 47,648
              Deposits                                  1,904
                                                      -------
                                                       85,765
            Liabilities
              Current liabilities                      13,587
              Long-term debt                            6,323
                                                      -------
                                                       19,910
            Class A common shares of
            the Company issued for
            acquisition                                70,000
                                                      -------
            Cash provided from acquisition            $ 4,145
                                                      -------

The Company, through asset acquisitions, implemented its travel services division on July 1, 1997. Effective July 1, 1997, the Company purchased certain assets of Travel Easy Inc., and in August, 1997, the assets of FirsTravel, both of which were full service travel agencies. The Travel Easy agency has been closed and its approximately 175 independent contractor Home Based Travel Agents became affiliated with the Company's travel agency operated as FirsTravel.

The acquisitions are being accounted for by the purchase method. The acquisition price of $160,643 included the assumption of certain liabilities totaling $110,643 and the issuance of 500,000 shares of Class A common stock which has been recorded for accounting purposes at $50,000. The acquisition of the Company's travel agency operations resulted in the acquisition cost exceeding the cost of the assets acquired by $110,288. The excess has been recorded as agency acquisitions-goodwill. At September 30, 1998 and 1997, accumulated amortization on the agency acquisition is $25,733 and $5,514, respectively.

The results of operations of Western College, Inc., are included in the consolidated statement of operations since January 1, 1996, the date of acquisition. The results of operations of the travel services division are included in the consolidated statement of operations beginning July 1, 1997, the date of acquisition.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 6 - ACQUISITIONS (CONTINUED)

The following supplemental unaudited pro forma information has been prepared assuming Western College, Inc., and the predecessor travel services operations had been acquired as of the start of the years ended September 30:

                                                  1997             1996
                                                  ----             ----
           Revenue                             $5,727,606       $2,874,314
                                               ----------       ----------

           Net income (loss)                   $  102,887       $ (472,461)
                                               ----------       ----------
           Per share based on weighted
            average shares of 10,870,305       $      .01       $     (.04)
                                               ----------       ----------

At June 30, 1998 the Company acquired all of the outstanding shares of Neo Vision, Inc. whose principal business purpose is to provide advertising, programming and information to remote audiences using computer, video and transmission technology throughout the United States. The acquisition was closed with the exchange of 2,000,000 shares of the Company's Class A common stock for all of the outstanding shares of Neo Vision, Inc. The exchange agreement requires that an amendment and restatement of the Company's Certificate of Incorporation be approved by the stockholders authorizing (i) the reclassification of the Company's Class A Common Stock and Class B Common Stock in a single new class of Common Stock ("New Common Stock,") pursuant to the following ratios: shares of Class A Common Stock will be reclassified into shares of New Common Stock on the basis of 10 shares of Class A Common Stock into one share of New Common Stock and 13 shares of Class B Common Stock into one share of New Common Stock; (ii) the issuance of up to 100,000,000 shares of New Common Stock: (iii) the issuance of up to 75,000,000 shares of preferred stock: (iv) the change of the name of the Company from United States Aircraft Corporation to Neo Vision Corporation and (v) make certain technical amendments to the Company's Certificate of Incorporation. The exchange agreement provides that if the amendment and restatement of the Certificate of Incorporation is not approved by a majority of each of the Class A and Class B stockholders then the Neo Vision stockholders can each elect to rescind their exchange of shares with the Company.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 6 - ACQUISITIONS (CONTINUED)

The financial statements of Neo Vision, Inc. will not be consolidated with the Company, until approval of the amendment and restatement of the Certificate of incorporation is fully assured and the investment is being accounted for pursuant to the cost method. At September 30, 1998, the investment in Neo Vision, Inc. representing the initial 2,000,000 Class A Common Stock shares issued for all of the outstanding shares of Neo Vision, Inc. has been recorded for financial reporting purposes at $22,965, which represents the portion of the total investment in Neo Vision Inc. represented by the initial issuance of the Company's Class A shares. The investment, Neo Vision, Inc, includes the following:

           Acquisition of Neo Vision, Inc
           common shares                             $ 22,965

           Management Fees Receivable
           from Neo Vision Inc.                        80,373
                                                     --------
                                                     $103,338
                                                     --------

Upon approval of the amendment and restatement of the Certificate of Incorporation an additional 3,977,560 shares of the New Common Stock will be issued to the former stockholders of Neo Vision, Inc., approximately 973,000 shares of the New Common Stock will be in exchange for the outstanding Neo Vision, Inc convertible debentures and 753,000 shares of the New Common Stock issued in payments of fees to a Neo Vision, Inc. financial advisor. When the acquisition of Neo Vision, Inc is fully assured it will be accounted for under the purchase method of accounting with a reverse merger and Neo Vision, Inc being the acquirer for financial reporting purposes. See Note 16 for pro forma financial information showing the consolidated pro forma balance sheet and operating statements as if the acquisition was fully assured and consumated at September 30, 1998.

The management fees are expected to be received from the future operating profits of Neo Vision, Inc. and the proceeds of its planned capital infusion.

NOTE 7 - GOODWILL

The acquisition of the Company's wholly owned subsidiaries, Western College, Inc. and Ford Schools, Inc. each resulted in the acquisition cost exceeding the book value of the net assets acquired. The excess has been recorded as goodwill and is summarized as follows:

           Ford Schools, Inc.           $ 62,088     25 years
           Western College, Inc.          67,648     25 years
                                        --------
                                         129,736
           Less accumulated
           amortization                   26,397
                                        --------
                                        $103,339
                                        --------

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 8 - CONVERTIBLE DEBENTURES

The convertible debentures of $56,450 and accrued interest of $33,591 in 1998 and $26,488 in 1997 that were due in December, 1996, are convertible into common shares at $.75 per share. Currently, the debentures remain unpaid and are in default, since payment of principal and interest was due in December 1996; however, the Company has had no contact from the debenture holders.

NOTE 9 - LONG TERM DEBT

At September 30, 1998 and 1997, long term debt consists of the following:

                                                       1998         1997
                                                       ----         ----
          Note payable, bank, due in monthly
          principal payments of $833 plus
          interest at 10.5% per annum                $ 8,333       $16,665

          Notes and payables to trade creditors
          with interest ranging from 10% to 18%       23,027        41,089
                                                     -------       -------
                                                      31,360        57,754
          Less current portion                        26,000        37,775
                                                     -------       -------

                                                     $ 5,360       $19,979
                                                     -------       -------

At September 30, 1998, maturities of long term debt are as follows:

                  Year ended
                  September 30,
                  -------------
                  1999                               $26,000
                  2000                                 5,000
                  2001                                   360
                                                     -------
                                                     $31,360
                                                     -------
Substantially all assets are pledged as collateral for long term debt.

NOTE 10 - TRUST DEED NOTES PAYABLE

At September 30, 1997, trust deed notes payable consist of the following:

First trust deed, bearing interest at 14.5% per annum, payable in
$2,066 monthly installments of interest only, due February, 1999     $171,000

Second trust deed, bearing interest at 16% per annum, payable in
$1,333 monthly installments of interest only, due February, 1999      100,000

Seller carryback, bearing interest at 10% per annum, payable in
$2,750 monthly installments only, due February, 2001                  330,000
                                                                     --------
                                                                     $601,000
                                                                     --------

During the year ended September 30, 1998 the land held for future development subject to the trust deeds payable was transferred to RVP-LLC a limited liability company formed by the Company. See note 5.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 11 - COMMITMENTS AND CONTINGENCIES

The real estate training services operation leases two classroom facilities, which include an office facility, pursuant to long term leases with monthly rent of $4,500. The travel agency operation leases office facilities pursuant to a long term lease with monthly rent of $333. The Company also has leased certain computer equipment at a monthly rental of $450 plus taxes and insurance.

Minimum lease payments on long term operating leases are as follows:

                  Year ended
                  September 30,
                  -------------
                  1999                               $ 40,154
                  2000                                 35,812
                  2001                                 30,445
                                                     --------
                                                     $159,278

Rent expense under these operating leases totaled $73,022, $59,002 and $17,800 for the years ended September 30, 1998, 1997 and 1996 respectively.

The Company is not currently involved in any material litigation.

NOTE 12 - CAPITAL STOCK

The Company's articles of incorporation authorize issuance of two classes of stock, Class A common stock and Class B common stock. The rights of the Class A and Class B stockholders differ in the following respects:

          The Class A stock has a preference in distribution of the Company's assets upon liquidation in the amount of $.50 per share. The liquidation preference is to be reduced by $.005 for each $.01 of dividends paid on the Class A stock.

          Dividends are not to be paid on the Class B stock until dividends aggregating $.50 per share have been paid on the Class A stock. Thereafter, both classes of stock are to share ratably in dividends.

          When an aggregate of $1.00 per share in dividends has been paid on the Class A stock, the Class A stock and the Class B stock are to be identical in all respects.

The Company intends to request stockholder authorization for New Common Shares and the reclassification of the Class A and Class B shares into the New Common shares. See Note 6.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 12 - CAPITAL STOCK

On June 30, 1998 the Board of Directors adopted the 1998 Stock Option Plan. A maximum of 2,500,000 shares of the Company's New Common Stock may be issued under the plan. The plan is divided into two programs: The Discretionary Grant Program for executive officers, directors, employees, etc; and the Automatic Option Program for directors. Following is a summary of the status of stock options for employees and directors for the year ended September 30, 1998;

                                                 Number of        Weighted Avg.
                                                  Options        Exercise Price
                                                  -------        --------------
        Balance at September 30, 1997                   --           $  --
        Granted in 1998                          1,342,500            1.00
                                                 ---------           -----
        Outstanding at September 30, 1998        1,342,500           $1.00
                                                 =========           =====

Of the above options 375,000 have expired due to the resignation of an officer. The remaining 967,500 options expire on June 30, 2008.

All stock options issued to employees have an exercise price not less than the fair market value of the Company's common stock on the date of grant. In accordance with accounting for such options utilizing the intrinsic value method, there is no related compensation expense recorded in the Company's financial statements for the year ended September 30, 1998. Had compensation cost for stock-based compensation been determined based on the fair value of the options at the grant dates consistent with the method of SFAS 123, the Company's net loss and loss per share for the year ended September 30, 1998, would have been reduced to the pro forma amounts presented below:

                                                    September 30,
                                                        1998
                                                    -------------
          Net loss
            As reported                              $(189,484)
            Pro forma                                 (243,184)

          Basic loss per share:
            As reported                                  $(.01)
            Pro forma                                     (.02)

The fair value of options grants is estimated as of the date of grant utilizing the Black-Scholes option-pricing model with the following weighted average assumptions for grants in 1998, expected life of options of 10 years, expected volatility of 3.18%, risk-free interest rates of 8.0%, and a 0% dividend yield. The weighted average fair value at date of grant for options granted during 1998 approximated $.04.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 13 - DISCONTINUED OPERATIONS

On September 30, 1997, the Company sold its wholly-owned subsidiary Hansen & Associates, Inc. dba Property Masters to the President of Hansen & Associates, Inc. Operating results of Hansen & Associates, Inc. are shown separately in the accompanying income statements as discontinued operations for the years ending September 30, 1997 and 1996.

NOTE 14 - DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of cash, accounts receivable, accounts payable, and unearned tuition approximate fair value because of the short maturity of those instruments. Financial instruments in notes receivable and land held for future development have no quoted market prices and, accordingly, a reasonable estimate of fair market value could not be make without incurring excessive costs. However, the Company believes by reference to stated interest rates and land held, that the fair value of the assets would not differ significantly from the carrying value.

Based on prevailing interest rates, the Company estimates that the fair value of the Company's long-term debt, convertible debentures and related accrued interest, and trust deed notes payable, approximates carrying value.

NOTE 15 - SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

The following is the cash paid for interest for the three years ended September 30, 1998, 1997, and 1996:

                  1996             $ 6,841
                  1997             $27,106
                  1998             $ 8,783

Supplementary schedule of non-cash activities:

For the year ended September 30, 1996:
 Class A shares issued in payment for services rendered              $ 37,500

For the year ended September 30, 1997:
 Class A shares issued in payment for services rendered              $ 42,000
Acquisition of land held for future development:
 Class A shares issued                                                 25,000
 Assumption of trust deed notes payable                               501,000
 Class A shares issued in acquisition of Western College, Inc.         20,000
 Class A shares issued in acquisition of travel agency operations      50,000
 Notes receivable received as consideration for sale of business       60,044

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 15 - SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION (CONTINUED)

For the year ended September 30, 1998:

  Class A shares issued in acquisition of Western College, Inc        20,000
  Class A shares issued in acquisition of Neo Vision, Inc.            22,965

The Class A shares issued for services during the years ended September 30,1997 and 1996 were to the board of directors, and an officer and shareholder of the Company.

NOTE 16 - BUSINESS SEGMENTS

In 1996, the Company's operations consisted of real estate educational services. In 1997, it expanded into the travel services business, and certain financial information related to these two business segments for 1998 and 1997 is summarized as follows:

                              Real Estate    Travel   Corporate &
                               education    services  eliminations  Consolidated
                               ---------    --------  ------------  ------------
Year ended September 30, 1997
Sales                          $436,710   $  776,544   $   8,989     $1,222,243
Operating income                 38,713      (27,113)   (119,715)      (108,115)
Identifiable assets             216,583      164,256     665,276      1,046,115
Capital expenditures              4,248       11,570      (8,238)         7,580
Depreciation and
 amortization                    12,519       10,023       3,870         26,412

Year ended September 30, 1998
 Sales                         $494,258   $1,281,689   $  99,407     $1,875,354
 Operating income                76,910      (44,111)    222,283       (189,484)
 Identifiable assets            240,871      102,946     140,972        484,789
 Capital expenditures             3,520
 Depreciation and
 Amortization                    12,877       22,534       4,355         39,766

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 17 - PRO FORMA FINANCIAL INFORMATION

The following unaudited Pro forma Consolidated Balance Sheets of United Stated Aircraft Corporation as of September 30, 1998 sets forth the consolidation of United States Aircraft Corporation with Neo Vision, Inc. under the purchase method of accounting with a reverse merger and Neo Vision, Inc. being the acquirer for financial reporting purposes. The pro forma adjustments report the exchange of the Class A and Class B shares for the New Common stock, the issuance of 4,577,560 additional New Common shares pursuant to the Exchange Agreement and approximately 1,126,000 of New Common shares for the conversion of the Neo Vision, Inc convertible debentures.

      UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS - September 30, 1998

                                     United States
Assets                               Aircraft Corp.    Neo Vision,                 Pro Forma            Pro Forma
Current Assets                     And Subsidiaries        Inc.       Combined    Adjustments         Consolidated
--------------                     ----------------  -------------    --------    -----------          -----------
Cash                                 $     8,070      $   83,577    $    91,647                        $   91,647
Accounts Receivable                       75,902          22,699         98,601                            98,601
Notes Receivable                           1,500                          1,500                             1,500
Prepaid expenses                           7,844           1,349          9,193                             9,193
                                     -----------      ----------    -----------                        ----------
 Total current asets                      93,316         107,625        200,941                           200,941
Investment, Neo Vision, Inc.             103,338                        103,338    (103,338)(3)(4)(5)
Note receivable, net of current
portion                                   25,000          25,000         25,000
Property & equipment, net                 47,613         584,094        631,707                           631,707
Agency acquisition, net of
amortization                              84,555          84,555         84,555
Goodwill, net                            103,339         103,339        103,339
Course materials                          13,754          13,754         13,754
Other                                     13,874          18,768         32,642                            32,642
                                     -----------      ----------    -----------                        ----------
Total assets                             484,789         710,487      1,195,276                         1,091,938
                                     -----------      ----------    -----------                        ----------
Liabilities & Stockholder's Equity
Current Liabilities
Note Payable, bank                   $    30,000          15,000         45,000                            45,000
Current portion of long-term
debt                                      26,000          26,000         26,000
Convertible debentures &
related accrues interest                  90,041         746,164        836,205    (746,164)(6)            90,041
Accounts payable                          90,734         273,721        364,455                           364,455
Accrued expenses                         214,062         119,259        333,321    (100,301)(6)           233,020
Unearned revenue                          62,900          15,148         78,048                            78,048
                                     -----------      ----------    -----------                        ----------
 Total current liabilities               513,737       1,169,292      1,683,029                           836,564

Due to United States Aircraft Corp.                       80,373         80,373     (80,373)(5)
Long term debt, net                        5,360                          5,360                             5,360
Minority Interest in Neo Vision
LLC                                      130,436         130,436        130,436
Stockholders' Equity - Capital stock
Class A: $.50 par value,
9,927,504 issued                       4,963,752                      4,963,752  (4,963,752)(1)
Class B: $.001 par value,
4,962,801 issued                           4,963                          4,963      (4,963)(2)
Common Stock, Neo Vision, Inc              6,250                          6,250      (6,250)(4)
New Common Shares
$.001 par value,7,078,303 issued                                                      7,078(1)(2)(3)(6)     7,078
Paid in Capital                       (1,838,862)                    (1,838,862)  2,627,227(1)(2)(3)(6)   788,364
Retained earnings (deficit)           (3,164,161)       (675,864)    (3,840,025)  3,164,161(4)           (675,864)
                                     -----------      ----------    -----------                        ----------
                                         (34,308)       (669,614)      (703,922)                          119,578
                                     -----------      ----------    -----------                        ----------
Total liabilities and stockholders'
 equity                              $   484,789      $  710,487    $ 1,215,320                        $1,091,938
                                     -----------      ----------    -----------                        ----------

           See explanation of pro forma adjustments on following page.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 17 - PRO FORMA FINANCIAL INFORMATION (CONTINUED)

Pro Forma Adjustments:

     1. To record the exchange of Class A shares outstanding for the New Common shares on the basis of 10 Class A shares for 1 New Common Share.

     2. To record the exchange of Class B shares outstanding for the New Common shares on the basis of 13 Class B shares for 1 New Common shares.

     3. To record the 4,577,560 additional New Common shares to be issued to the former Neo Vision, Inc. shareholders pursuant to the June 30, 1998 exchange agreement.

     4. To record elimination of intercompany investment on Neo Vision, Inc using the purchase method of accounting with a reverse merger and Neo Vision, Inc being the acquirer for financial reporting purposes.

     5.   To eliminate intercompany receivables and payables.

     6. To record the conversion of the Neo Vision, Inc convertible debentures, accrued interest to September 30, 1998 and the payment of financial consulting fees all through the issuance of approximately 1,126,000 shares of New Common stock.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 17 - PRO FORMA FINANCIAL INFORMATION (CONTINUED).

         The following unaudited consolidated statements of operations of Unites States Aircraft Corporation for the year ended September 30, 1998 sets forth the consolidation of United States Aircraft Corporation with the Neo Vision, Inc. under the purchase method of accounting as if the acquisition was completed on October 1, 1997.

                   UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998

                                    United States
                                      Aircraft
                                       Corp. &                        Pro Forma      Pro Forma
                                     Subsidiaries  Neo Vision, Inc.   Adjustments   Consolidated
                                     ------------  ----------------   -----------   ------------
Revenue
  Real estate education               $  494,258                                     $  494,258
  Travel Agency                        1,281,689                                      1,281,689
  Video Wall advertising                                102,209                         102,209
  Other                                   99,407            745       (90,000)(1)        10,152
                                      ----------      ---------                      ----------
Total revenue                          1,875,354        102,954                       1,888,308
                                      ----------      ---------                      ----------
Expenses
  Costs of sales travel agency         1,163,825                                      1,163,825
  Personnel expenses                     351,224        297,029                         648,253
  Facility cost                           69,851         81,360                         151,211
  Other operating cost                   120,249        181,725                         301,974
  General and administration             299,787         90,000       (90,000)(1)       299,787
  Depreciation and amortization           39,766         37,909                          77,675
                                      ----------      ---------                      ----------
Total expenses                         2,044,702        688,023(3)                    2,642,725
                                      ----------      ---------                      ----------
  Income (loss) before interest
  expense and minority interest,        (169,348)      (585,069)                       (754,417)

Interest expense                          20,136        135,539                         155,495
Minority  interest in Neo Vision LLC
loss                                                    (44,564)                        (44,564)
                                      ----------      ---------                      ----------
Net income (loss)                     $ (189,484)     $(675,864)                     $ (865,348)
                                      ----------      ---------                      ----------
Pro forma net income (loss) per
  New common shares (2)                                                                    (.06)
                                                                                     ----------

----------
(1)  To eliminate intercompany management fees.
(2) Based on pro forma shares of 7,078,303 to be outstanding after the exchange of Class A and B shares for the New Common shares to be authorized and the New Common shares to be issued in the acquisition of Neo Vision, Inc., the conversion of the Neo Vision, Inc. convertible debentures and the payment of financial consulting fees.
(3) The Neo Vision, Inc. expenses included in the audited financial statements have been reclassified in the proforma statement of operations to the groupings used by the Company.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 18 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained continuing operating losses.

As shown in the accompanying statement of operations, the Company has incurred a net loss of $189, 484 for the year ended September 30, 1998. Unaudited information sudsequent to September 30, 1998 indicates that losses are continuing. As of September 30, 1998, the accompanying balance sheet reflects $14,264 in net shareholders' deficit and negative working capital of $414, 921.

The above conditions indicate that the Company may be unable to continue in existence. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or the amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

The net loss for the year ended September 30, 1998 primarily results from the increase in general and administrative expenses related to increases in the management team and their compensation, which have been made to facilitate the planned expansion including the acquisition and expansion of Neo Vision, Inc. Management projects that all of its operating units including Neo Vision, Inc will operate at a sufficient profit to cover all of its general and administrative expenses during the year ended September 30, 1999. To accomplish the planned expansion and the resulting profitability management has adopted a program to expand its existing service operations plus the acquisition of other service organizations; however the expansion program requires the infusion of additional capital for which a program has been adopted.

               UNITED STATES AIRCRAFT CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                    DECEMBER 31, 1998 AND SEPTEMBER 30, 1998

                                                   December 31,    September 30,
                                                      1998             1998
                                                   -----------     -----------
                       ASSETS                      (Unaudited)

Current Assets
  Cash                                             $     1,160     $     8,070
  Accounts receivable                                   79,569          75,902
  Notes receivable                                       1,500           1,500
  Prepaid expenses                                      30,978           7,844
                                                   -----------     -----------
    Total current assets                               113,207          93,316
Note receivable, net of current portion                 25,000          25,000
Investment, Neo Vision, Inc.                           152,338         103,338
Property & equipment, net of accumulated
  depreciation                                          47,443          47,613
Agency acquisitions, net of amortization                79,040          84,555
Goodwill, net                                          101,840         103,339
Course materials                                        13,263          13,754
Other                                                   13,243          13,874
                                                   -----------     -----------
                                                       545,374         484,789
                                                   -----------     -----------
                       LIABILITIES & STOCKHOLDER'S EQUITY
Current Liabilities
  Current portion of long-term debt                     26,000          26,000
  Notes payable, bank                                   30,000          30,000
  Convertible debentures & related accrued
    interest                                            91,817          90,041
  Accounts payable                                      86,566          90,734
  Accrued expenses                                     258,382         214,062
  Unearned tuition                                      67,153          62,900
                                                   -----------     -----------
                                                       559,918         513,737
Long term debt, net of current portion                   2,415           5,360

    Total liabilities                                  562,333         519,097

Stockholders' Equity
  Capital stock
   Class A:$.50 par value, 10,000,000 shares
    authorized, 9,927,504 issued                     4,963,752       4,963,752
   Class B:$.001 par value, 5,000,000 shares
    authorized, 4,962,801 issued                         4,963           4,963
  Paid in capital                                   (1,838,862)     (1,838,862)
  Retained earnings (deficit)                       (3,146,812)     (3,164,161)
                                                   -----------     -----------
                                                       (16,959)        (34,308)
                                                   -----------     -----------
                                                   $   545,374     $   484,789
                                                   -----------     -----------

   The accompanying notes are an integral part of these financial statements.

               UNITED STATES AIRCRAFT CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE THREE MONTHS ENDED DECEMBER 31, 1998 AND 1997
                                   (UNAUDITED)

                                                   1998              1997
                                                   ----              ----
Revenue
  Real estate education$                       $   108,980       $     95,352
  Travel agency                                    271,330            415,278
  Other                                             90,000              1,010
                                               -----------       ------------
    Total revenue                                  470,310            511,640
                                               -----------       ------------
Expenses
  Cost of sales-travel agency                      240,113            371,389
  Personnel expenses                                83,580            102,466
  Facility cost                                     16,578             12,249
  Other operating cost                              35,124             16,872
  General and administration                        63,960             19,897
  Depreciation and amortization                     10,161              9,634
                                               -----------       ------------
                                                   449,516            532,507
                                               -----------       ------------
    Income (loss) before interest expense           20,794            (20,867)
Interest expense                                     3,445              3,503
                                               -----------       ------------
    Net income (loss)                          $    17,349       $    (24,370)
                                               -----------       ------------

Net income (loss) per share                    $      .001       $      (.002)
                                               -----------       ------------
Weighted number of shares
  outstanding                                   14,890,305         11,245,305
                                               -----------       ------------

        The accompanying notes are an integral part of these statements.

               UNITED STATES AIRCRAFT CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE THREE MONTHS ENDED DECEMBER 31, 1998 AND 1997
                                   (UNAUDITED)


                                                           1998           1997
                                                           ----           ----
Cash Flows From Operating Activities
  Net income (loss)                                       17,349        (24,370)
  Adjustments to reconcile net to cash
   used by operating activities
    Amortization                                           7,499          6,972
    Net increase (decrease) in current
     liabilities and (increase) decrease
     in accounts receivable prepaid expense
     and other assets                                    (28,983)        14,277
                                                        --------       --------

  Net cash provided by (used by) operating
   activities                                             (1,473)          (459)

Cash flows from investing activities
  Reduction in advance to officer                                        12,217
  Addition to land                                                      (10,240)
  Disposition (acquisition) of equipment                  (2,492)          (417)
                                                        --------       --------
  Net cash provided by (used by) investing
   activities                                             (2,492)         1,560
                                                        --------       --------

  Cash flows from financing activities
  Decrease in long-term debt                              (2,945)        (2,333)
                                                        --------       --------
  Net cash provided by (used by) financing
   activities                                             (2,945)        (2,333)
                                                        --------       --------

Net increase (decrease) in cash                           (6,910)        (1,232)
Cash, Beginning of Period                                  8,070         20,427
                                                        --------       --------
Cash, End of Period                                     $  1,160       $ 19,195
                                                        --------       --------

        The accompanying notes are an integral part of these statements.

                       UNITED STATES AIRCRAFT CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              DECEMBER 31, 1998 (UNAUDITED) AND SEPTEMBER 30, 1998


NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included.

For further information, refer to the audited financial statements and footnotes thereto for the year ended September 30, 1998 including herein on pages F-1 through F-26.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  BASIS OF CONSOLIDATION

The consolidated financial statements include the accounts of United States Aircraft Corporation and its subsidiaries (hereinafter referred to as "the Company") except Neo Vision, Inc whose exchanges agreement was entered into on June 30, 1998. Neo Vision has not been consolidated until its acquisition has been fully assured. The balance sheet as of December 31, 1998 for Neo Vision, Inc and the related statements of operations and cash flows for the three months ended December 31, 1998 are presented in Note 3 and pro forma financial information is presented in Note 4. All intercompany transactions have been eliminated in consolidation.

For further information concerning significant accounting policies, refer to the audited financial statements and footnotes thereto for the year ended September 30, 1998 including herein on pages F-1 through F-26.

NOTE 3 - ACQUISITION - NEO VISION INC.

         At June 30, 1998 the Company acquired all of the outstanding shares of Neo Vision, Inc. whose principal business purpose is to provide advertising, programming and information to remote audiences using computer, video and transmission technology throughout the United States. The acquisition was closed with the exchange of 2,000,000 shares of the Company's Class A common stock for all of the outstanding shares of Neo Vision, Inc. The exchange agreement requires that an amendment and restatement of the Company's Certificate of Incorporation be approved by the stockholders authorizing (i) the reclassification of the Company's Class A Common Stock and Class B Common Stock in a single new class of Common Stock ("New Common Stock,") pursuant to the following ratios: shares of Class A Common Stock will be reclassified into shares of New Common Stock on the basis of 10 shares of Class A Common Stock into one share of New Common Stock and 13 shares of Class B Common Stock into one share of New Common Stock; (ii) the issuance of up to 100,000,000 shares of New Common Stock: (iii) the issuance of up to 75,000,000 shares of preferred stock: (iv) the change of the name of the Company from United States Aircraft Corporation to Neo Vision Corporation and (v) make certain technical amendments to the Company's Certificate of Incorporation. The exchange agreement provides that if the amendment and restatement of the Certificate of Incorporation is not approved by a majority of each of the Class A and Class B stockholders then the Neo Vision stockholders can each elect to rescind their exchange of shares with the Company.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 - ACQUISITION - NEO VISION INC. (CONTINUED)

The financial statements of Neo Vision, Inc. will not be consolidated with the Company, until approval of the amendment and restatement of the Certificate of incorporation is fully assured and the investment is being accounted pursuant to the cost method. At September 30, 1998, the investment in Neo Vision, Inc. representing the initial 2,000,000 Class A Common Stock shares issued for all of the outstanding shares of Neo Vision, Inc. has been recorded for financial reporting purposes at $22,965, which represents the portion of the total investment in Neo Vision Inc. represented by the initial issuance of the Company's Class A shares. The investment, Neo Vision, Inc, includes the following:

           Acquisition of Neo Vision, Inc
           common shares                           $ 22,965

           Management FeeReceivable
           from Neo Vision Inc.                     129,373
                                                   --------
                                                   $152,338
                                                   --------

The management fees are expected to be received from the future operating profits of Neo Vision, Inc. and the proceeds of its planned capital infusion.

Upon approval of the amendment and restatement of the Certificate of Incorporation an additional 3,977,560 shares of the New Common Stock will be issued to the former stockholders of Neo Vision, Inc., approximately 973,000 shares of the New Common Stock will be in exchange for the outstanding Neo Vision, Inc convertible debentures and 753,000 shares of the New Common Stock issued in payments of fees to a Neo Vision, Inc. financial advisor. When the acquisition of Neo Vision, Inc is fully assured it will be accounted for under the purchase method of accounting with a reverse merger and Neo Vision, Inc being the acquirer for financial reporting purposes.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

NOTE 3 - ACQUISITION - NEO VISION INC. (CONTINUED)

The following unaudited Pro forma Consolidated Balance Sheets of United Stated Aircraft Corporation as of December 31, 1998 sets forth the consolidation of United States Aircraft Corporation with Neo Vision, Inc. under the purchase method of accounting with a reverse merger and Neo Vision, Inc. being the acquirer for financial reporting purposes. The pro forma adjustments report the exchange of the Class A and Class B shares for the New Common stock, the issuance of 4,577,560 additional New Common shares pursuant to the Exchange Agreement and approximately 1,126,000 of New Common shares for the conversion of the Neo Vision, Inc. convertible debentures.

       UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS - December 31, 1998

                                    United States
                                    Aircraft Corp.
                                        and                                      Pro Forma            Neo Vision
              Assets                Subsidiaries  Neo Vision, Inc. Combined     Adjustments          Corporation
              ------                ------------  ---------------  --------     -----------          ------------
Current Assets
 Cash                               $     1,160    $   5,646      $     6,806                            $ 6,806
 Accounts Receivable                     79,569       57,481          137,050                            137,050
 Notes Receivable                         1,500                         1,500                              1,500
 Prepaid expenses                        30,978       11,489           42,467                             42,467
                                    -----------    ---------      -----------                         ----------
 Total current assets                   113,207       74,616          187,823                            187,823
 Investment, Neo Vision Inc.            152,338                       152,338    (152,338)(3)(4)(5)
 Note receivable, net of current
 portion                                 25,000                        25,000                             25,000
 Property & equipment, net               47,443      564,371          611,814                            611,814
 Agency acquisition, net of
 amortization                            79,040                        79,040                             79,040
 Goodwill, net                          101,840                       101,840                            101,840
 Course materials                        13,263                        13,263                             13,263
 Other                                   13,243       28,566           41,809                             41,809
                                    -----------    ---------      -----------                         ----------
   Total assets                     $   545,374    $ 667,553      $ 1,212,927                         $1,060,589
                                    -----------    ---------      -----------                         ----------
Liabilities & Stockholder's Equity
Current Liabilities
 Note Payable, bank                     $30,000      $40,393          $70,393                            $70,393
 Current portion of long-term
 debt                                    26,000                        26,000                             26,000
 Convertible debentures &
 related accrued interest                91,817      798,297          890,114    (798,297)(6)             91,817
 Accounts payable                        86,566      291,384          377,960                            377,960
 Accrued expenses                       258,382       30,936          289,318     (25,950)(6)            263,368
 Unearned revenue                        67,153       12,360           79,513                             79,513
                                    -----------    ---------      -----------                         ----------
   Total current liabilities            559,918    1,173,380        1,733,298                            909,051

Due to United States Aircraft
   Corporation                                       129,373          129,373    (129,373)(5)
Long term debt, net                       2,415                         2,415                              2,415
Minority Interest in Neo Vision LLC                  136,096          136,096                            136,096
Stockholders' Equity - Capital stock
 Class A: $.50 par value,
 9,927,504 issued                     4,963,752                     4,963,752  (4,963,752)(1)
 Class B Shares $.001 par value,
 4,962,801 issued                         4,963                         4,963      (4,963)(2)
 Common Stock, Neo Vision, Inc.                        6,250            6,250      (6,250)(4)
 New Common Shares $.001 par
 value, 7,078,303 issued                                                            7,078(1)(2)(3)(6)      7,078
 Paid in capital                     (1,838,862)                   (1,838,862)  2,622,357(1)(2)(3)(6)    783,495
 Retained earnings (deficit)         (3,146,812)    (777,546)      (3,924,358)  3,146,812(4)            (777,546)
                                    -----------    ---------      -----------                         ----------
                                        (16,959)    (771,296)        (788,255)                            13,027
                                    -----------    ---------      -----------                         ----------
Total liabilities and stockholders'
Equity                              $   545,374    $ 667,553      $ 1,212,927                         $1,060,589
                                    ===========    =========      ===========                         ==========

           See explanation of pro forma adjustments on following page.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3 - Acquisition - Neo Vision, Inc. (continued)

Pro Forma Adjustments:

     1. To record the exchange of Class A shares outstanding for the New Common shares on the basis of 10 Class A shares for 1 New Common Share.

     2. To record the exchange of Class B shares outstanding for the New Common shares on the basis of 13 Class B shares for 1 New Common shares.

     3. To record the 4,577,560 additional New Common shares to be issued to the former Neo Vision, Inc. shareholders pursuant to the June 30, 1998 exchange agreement.

     4. To record elimination of intercompany investment on Neo Vision, Inc using the purchase method of accounting with a reverse merger and Neo Vision, Inc being the acquirer for financial reporting purposes.

     5.   To eliminate intercompany receivables and payables.

     6. To record the conversion of the Neo Vision, Inc convertible debentures, accrued interest to December 31, 1998 and the payment of financial consulting fees all through the issuance of approximately 1,126,000 shares of New Common stock.

              UNITED STATES AIRCRAFT CORPORATION, AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - ACQUISITION - NEO VISION SYSTEMS, INC. (CONTINUED).

         The following unaudited consolidated statements of operations of Unites States Aircraft Corporation for the quarter ended December 31, 1998 sets forth the consolidation of United States Aircraft Corporation with the Neo Vision, Inc. under the purchase method of accounting as if the acquisition was completed on October 1, 1998.

                   UNAUDITED PROFORMA STATEMENTS OF OPERATIONS
                     FOR THE QUARTER ENDED DECEMBER 31, 1998

                                      United States
                                        Aircraft                                    Neo Vision
                                        Corp. &                        Pro Forma    Corporation
                                      Subsidiaries  Neo Vision, Inc.  Adjustments   Consolidated
                                      ------------  ----------------  -----------   ------------
Revenue
  Real estate education               $  108,980                                      $108,980
  Travel Agency                          271,330                                       271,330
  Video Wall advertising                                $143,572                       143,572
  Other                                   90,000                      (90,000)(1)
                                        --------       ---------                     ---------
Total revenue                            470,310         143,572                       523,882
                                        --------       ---------                     ---------

Expenses
  Costs of sales travel agency           240,113         100,461                       340,574
  Personnel expenses                      83,580          16,360                        99,940
  Facility cost                           16,578           4,232                        20,810
  Other operating cost                    35,124          57,080                        92,204
  General and administration              63,960          90,000      (90,000)(1)       63,960
  Depreciation and amortization           10,161          10,818                        20,979
                                        --------       ---------                     ---------
Total expenses                           449,516         278,951                       638,466
                                        --------       ---------                     ---------
  Income (loss) before interest
  expense and minority interest,
  depreciation and amortization           20,794        (135,379)                     (114,584)
Interest expense                           3,445          28,198                        31,644
Minority  interest in Neo Vision
LLC loss
                                        --------       ---------                     ---------
Net income (loss)                       $ 17,349       $(163,577)                    $(146,228)
                                        ========       =========                     =========
Pro forma net income (loss) per
  New common shares (2)                                                                   (.02)
                                                                                     ---------

----------
(1)  To eliminate intercompany management fees.
(2) Based on pro forma shares of 7,078,303 to be outstanding after the exchange of Class A and B shares for the New Common shares to be authorized and the New Common shares to be issued in the acquisition of Neo Vision, Inc., the conversion of the Neo Vision, Inc. convertible debentures and the payment of financial consulting fees.

                          INDEPENDENT AUDITORS' REPORT


To The Shareholders and Board of Directors of
Neo Vision, Inc. and Subsidiary


We have audited the accompanying consolidated balance sheet of Neo Vision, Inc. and Subsidiary as of September 30, 1998, and the related consolidated statements of operations, changes in shareholders' equity (deficit), and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Neo Vision, Inc. and Subsidiary as of September 30, 1998, and the results of its operations, changes in shareholders' equity (deficit), and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                /s/ Semple & Cooper, LLP
Certified Public Accountants

Phoenix, Arizona
December 2, 1998

                         NEO VISION, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                               September 30, 1998

                                     ASSETS
Current Assets:
  Cash and cash equivalents (Note 1)                                $    83,577
  Accounts receivable, net (Note 1)                                      22,699
  Debt issue costs, net (Note 1)                                         18,588
  Prepaid expenses                                                        1,349
                                                                    -----------
     Total Current Assets                                               126,213
                                                                    -----------
Property and Equipment: (Note 1)
  Furniture and fixtures                                                  9,783
  Home office equipment                                                  92,565
  Video walls                                                           519,655
                                                                    -----------
                                                                        622,003
Less: accumulated depreciation                                          (37,909)
                                                                    -----------
                                                                        584,094
                                                                    -----------
Deposits                                                                 10,000
Deferred Financing costs (Note 1)                                         8,768
                                                                    -----------

     Total Assets                                                        18,768
                                                                    -----------
                                                                    $   729,075
                                                                    ===========
                 LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
  Note payable (Note 2)                                             $    15,000
  Convertible debentures (Note 3)                                       800,750
  Accounts payable                                                      273,721
  Accrued taxes and other                                                25,950
  Accrued interest payable                                               57,312
  Deferred revenue                                                       15,148
  Due to a related entity (Note 4)                                       80,373
                                                                    -----------

     Total Current Liabilities                                        1,268,254
                                                                      =========

Commitments (Note 5)                                                         --

Minority Interests (Note 1)                                             130,436
                                                                    -----------
Shareholders' Equity (Deficit):
  Common stock, $.001 par value, 25,000,000
   shares authorized, 6,250,000 shares issued
   and outstanding                                                        6,250
  Accumulated deficit                                                  (675,865)
                                                                    -----------
                                                                       (669,615)
                                                                    -----------
     Total Liabilities and Shareholders'
       Equity (Deficit)                                             $   729,075
                                                                    ===========

                  The Accompanying Notes are an Integral Part
                    of the Consolidated Financial Statements

                         NEO VISION, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF OPERATIONS
                     For The Year Ended September 30, 1998



Revenues                                                              $ 102,954

Operating Costs and Expenses:
  Personnel expenses                                                    271,888
  Facility costs                                                         73,480
  Sales and marketing expense                                            60,341
  General and administrative expenses                                   244,406
  Depreciation and amortization                                          37,909
                                                                      ---------

Loss from Operations                                                   (585,070)

Interest expense                                                       (135,359)

Minority Interest in NV-1, LLC Loss                                      44,564
                                                                      ---------

Net Loss                                                              $(675,865)
                                                                      =========


                  The Accompanying Notes are an Integral Part
                    of the Consolidated Financial Statements

                         NEO VISION, INC. AND SUBSIDIARY
       CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY(DEFICIT)
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998


                                                                       Total
                                                                       Share-
                                      Common Stock                     Holders'
                                      ------------      Accumulated    Equity
                                   Shares     Amount      Deficit     (Deficit)
                                   ------     ------      -------     ---------

Balance at September 30, 1997           --    $   --    $      --     $      --

Stock issued for services        6,250,000     6,250           --         6,250

Net loss for the year ended
September 30, 1998                      --        --     (675,865)     (675,865)
                                 ---------    ------    ---------     ---------

Balance at September 30, 1998    6,250,000    $6,250    $(675,865)    $(669,615)
                                 =========    ======    =========     =========



                   The Accompanying Notes are an Integral Part
                    of the Consolidated Financial Statements

                         NEO VISION, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                     For The Year Ended September 30, 1998

Increase (Decrease) in Cash and Cash Equivalents:

Cash flows from operating activities:
  Cash received from customers                                        $  80,255
  Cash paid to suppliers and employees                                 (349,163)
  Interest paid                                                         (78,047)
                                                                      ---------
     Net cash used by operating
      activities                                                       (346,955)
                                                                      ---------
Cash flows from investing activities:
  Purchase of fixed assets                                             (622,003)
                                                                      ---------
     Net cash used by investing
      activities                                                       (622,003)
                                                                      ---------
Cash flows from financing activities:
  Proceeds from debt                                                     25,000
  Proceeds from convertible debentures                                  782,162
  Capital contributions of minority interests                           175,000
  Advances from parent company                                           80,373
  Repayment of debt                                                     (10,000)
                                                                      ---------
     Net cash provided by financing
      activities                                                      1,052,535
                                                                      ---------

Net increase in cash and cash equivalents                                83,577

Cash and cash equivalents at beginning of year                               --
                                                                      ---------

Cash and cash equivalents at end of year                              $  83,577
                                                                      =========

                   The Accompanying Notes are an Integral Part
                    of the Consolidated Financial Statements

                         NEO VISION, INC. AND SUBSIDIARY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
                     For The Year Ended September 30, 1998


Reconciliation of Net Loss to Net Cash
Used by Operating Activities:

Net Loss                                                              $(675,865)
                                                                      ---------
Adjustments to reconcile net loss to
 net cash used by operating activities:

  Depreciation and amortization                                          37,909
  Minority interest in NV-1, LLC Loss                                   (44,564)
  Stock issued for services                                               6,250

Changes in Assets and Liabilities:
  Accounts receivable, net                                              (22,699)
  Prepaid expenses                                                       (1,349)
  Deposits                                                              (10,000)
  Financing costs                                                        (8,768)
  Accounts payable                                                      273,721
  Accrued taxes and other                                                25,950
  Accrued interest payable                                               57,312
  Deferred revenue                                                       15,148
                                                                      ---------

                                                                        328,910
                                                                      ---------
Net cash used by operating activities                                 $(346,955)
                                                                      =========


                  The Accompanying Notes are an Integral Part
                    of the Consolidated Financial Statements

                         NEO VISION, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND USE OF
     ESTIMATES:

     NATURE OF OPERATIONS:

     Neo Vision, Inc. is a Corporation which was duly formed and organized under the laws of the State of Arizona on June 29, 1997. The Company was dormant until October 1, 1997 when operations commenced. The principal business purpose of the Company is to provide advertising, programming and information to remote audiences using computer, video and transmission technology throughout the United States.

     NV-1, LLC, is a limited liability company which was formed in August, 1997. The Company was dormant until October 1, 1997 when operations commenced. Neo Vision, Inc. owns an approximate seventy-five percent (75%) interest in the company. The principal business purpose of the Company is to own and operate a video screen, using Neo Vision, Inc.'s technology, at Meadows Mall in Las Vegas, Nevada. Minority Interests represents capital contributions of NV-1, LLC's minority partners less their proportionate share of that entities losses.

     ACQUISITION:

     On June 30, 1998, the Company entered into an exchange agreement with United States Aircraft Corporation by exchanging all of its common stock for 2,000,000 shares of Class A common stock of United States Aircraft Corporation (USAC). Up to an additional 4,577,560 shares will be exchanged upon USAC's shareholders approving a change in their equity structure, as well as several other conditions occurring. The acquisition constituted a tax-free reorganization and will be accounted for as a reverse merger with Neo Vision, Inc. as the accounting acquirer. The consolidated financial statements include only the results of the Company for the period presented, as the transaction can be reversed if the approval of the USAC shareholders is not received.

     PRINCIPLES OF CONSOLIDATION:

     The consolidated financial statements include the accounts of Neo Vision, Inc., and its subsidiary, NV-1, LLC. All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements.

     PERVASIVENESS OF ESTIMATES:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     IMPAIRMENT OF LONG-LIVED ASSETS:

     The Company requires that long-lived assets and certain indentifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset and a review of industry conditions. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or net realizable value.

     REVENUE RECOGNITION:

     The Company recognizes revenue from advertisers buying time on the video walls ratably as the spots are run, and in accordance with the contract terms.

                         NEO VISION, INC. AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND USE OF
     ESTIMATES: (CONTINUED)

     CASH EQUIVALENTS:

     Cash equivalents are considered to be all highly liquid investments purchased with an initial maturity of three (3) months or less.

     ACCOUNTS RECEIVABLE:

     The Company follows the allowance method of recognizing uncollectible accounts receivable. The allowance method recognizes bad debt expense as a percentage of accounts receivable based on a review of the individual accounts outstanding, and the Company's prior history of uncollectible
     accounts  receivable.   At  September  30,  1998,  no  allowance  has  been
     established for potentially uncollectible accounts receivable, as in the opinion of management, all amounts are considered fully collectible.

     DEBT ISSUE COSTS:

     Debt issue costs represent costs incurred in connection with the Company's convertible debenture offering. Debt issue costs are being amortized ratably over the life of the debentures. Amortization expense for the year ended September 30, 1998 was $74,351.

     PROPERTY AND EQUIPMENT:

     Propertyand equipment are recorded at cost. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Betterments or renewals are capitalized when incurred. For the year ended September 30, 1998, depreciation expense was $37,909.

     A summary of the estimated useful lives is as follows:

     Furniture and fixtures                          5 years
     Home office equipment                           5 years
     Video walls                                     10 years

     DEFERRED FINANCING COSTS:

     Deferred financing costs represent costs incurred in connection with the Company's attempt to secure a bank loan. Financing costs will be charged ratably over the life of the loan if successfully completed or will be charged as a period cost if the loan is not secured (See Note 8).

     INCOME TAXES:

     For the year ended September 30, 1998, no provisions were made for federal or state income tax expense due to the net operating loss.

     Deferred income taxes arise from timing differences resulting from revenues and expenses reported for financial accounting and tax reporting purposes in different periods. Deferred income taxes represent the estimated tax asset or liability from different depreciation methods used for financial accounting and tax reporting purposes and for timing differences in the utilization of net operating loss carryforwards and valuation allowances.

     FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The fair value of the Company's notes payable and convertible debentures is based on rates currently available from the bank for debt with similar terms and maturities. The carrying amounts of accounts receivable, debt issue costs, and deferred revenue approximate fair value because of the short-term maturity of these items.

2.   NOTE PAYABLE:

     At September 30, 1998, note payable consisted of the following:

     $25,000 note payable to a bank, bearing interest
     at the bank's Index Rate plus 3%, due on demand;
     guaranteed by officers of the Corporation.                       $15,000
                                                                      =======

                         NEO VISION, INC.AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.   CONVERTIBLE DEBENTURES:

     At September 30, 1998, convertible debentures consisted of the following:

     Series A, bearing  interest at 12%, payable in common stock, convertible  at a rate of $1.00  per  share,  due  December,
     1998.                                                              $472,000

     Series B, bearing  interest at 10%, payable in common stock,
     convertible  at a rate of $1.00 per  share,  due May,  1999.        190,000


     Series C, bearing  interest at 12%, payable in common stock,
     convertible  at a rate of $1.25 per  share,  due May,  1999.        138,750
                                                                        --------
                                                                        $800,750
                                                                        ========

     The debentures further provide for automatic conversion into common stock of the Company upon completion of a transaction resulting in the issuance of unrestricted securities. If all of the debentures convert, Neo Vision, Inc. would issue 833,325 shares of its common stock as of September 30, 1998, to convert the outstanding principal balance of $800,750 and accrued interest of $57,312.

     As of the date of this report, the Series A convertible debentures have not been paid. The conversion is pending completion of the acquisition (See
     Note 1).

     The Company further agreed to engage a consultant to assist in the placement of the debentures. The agreement provides for the payment of a 5% finders fee, plus the issuance of 756,828 shares of Neo Vision, Inc. common stock when certain provisions are met, plus warrants for the purchase of 160,150 shares of Neo Vision, Inc. at $3.00 per share. None of the warrants have been exercised as of September 30, 1998. Issuance of the common stock has been held in abeyance pending the acquisition.

4.   RELATED PARTY TRANSACTIONS:

     DUE TO A RELATED ENTITY:

     At September 30, 1998, $80,373 is due to USAC. The amount represents the balance due from a $90,000 management fee charged by USAC, which is included in general and administrative expenses of the Company for the quarter ended September 30, 1998. The amount is non-interest bearing, and considered short-term in nature.

     STOCKHOLDERS' EQUITY:

     During the year ended September 30, 1998, 6,250,000 shares of the Company's Common Stock was issued to the six founding stockholders for actual costs incurred during the organization of the Company.


5.   Lease Obligations:

     The Company leases office space in Phoenix, Arizona under cancellable operating lease agreements with a related entity. Rent expense under these lease agreements for the year ended September 30, 1998 was $17,610.

                         NEO VISION, INC. AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.   Lease Obligations: (Continued)

     The Company also leases wall space for its video walls at McCarran Airport and Meadows Mall in Las Vegas, Nevada under non-cancellable operating lease agreements, expiring in June, 2003 and September, 2002, respectively. The base rent under the McCarran lease is increased annually by the greater of five percent (5%) per annum, or base rent plus twenty percent (20%) of the gross billings for advertising on the video walls. The Meadows Mall agreement provides for the payment of rent at a rate of fifteen percent (15%) of the gross consideration received for advertising on the video walls. Rent expense under these lease agreements for the year ended September 30, 1998 was $87,818.

     In  addition,   the  Company  is  currently  leasing  a  computer  under  a cancellable operating lease agreement. Rent expense under the lease agreement for the year ended September 30, 1998 was $1,320.

     A schedule of future minimum lease payments due under the non-cancellable operating leases at September 30, 1998, is as follows:

                Year
               Ending                  Amount
               ------                  ------
                1999                 $  243,250
                2000                    255,412
                2001                    268,183
                2002                    281,592
                2003                    212,714
                                     ----------
                                     $1,261,151
                                     ==========

6.   Income Taxes and Deferred Income Taxes:

     For the year ended September 30, 1998, components of deferred income taxes, are as follows:

     Long-Term Asset(Liability):

     Net operating loss carryforward                  $ 290,000
     Accumulated depreciation                            (1,000)
                                                      ---------
                                                        289,000
     Less: valuation allowance                         (289,000)
                                                      ---------
                                                      $      --
                                                      =========

     At September 30, 1998, the Company had federal and state net operating loss carryforwards available to offset future federal and state taxable income, in the approximate amount of $680,000 expiring primarily through September 30, 2013 and 2003, respectively.

     Management has established a valuation allowance equal to the benefit of the net operating loss carryforward as utilization of that benefit is uncertain.

7.   Consolidated Statement of Cash Flows:

     Non-Cash Investing and Financing Activities:

     The Company recognized investing and financing activities that affected assets and liabilities, but did not result in cash receipts or payments:

     For the year ended September 30, 1998, these non-cash activities are as follows:

          Stock in the amount of $6,250 was issued for services performed.

          The minority interest loss in NV-1, LLC was $44,564.

          Convertible debentures were issued net of costs of $92,939.

                         NEO VISION, INC. AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


8.   Going Concern:

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained continuing operating losses.

     The primary business of the Company is to provide advertising, programming, and information to remote audiences using video walls. Three of these video walls began operating primarily in June, 1998, the end of the development phase, and were not yet profitable in the year ended September 30, 1998.

     As shown in the accompanying statement of operations, the Company has incurred a net loss of $675,865 for the year ended September 30, 1998. Unaudited information subsequent to September 30, 1998 indicates that losses are continuing. As of September 30, 1998, the accompanying balance sheet reflects $669,615 in net stockholders' deficit and negative working capital of $1,142,041.

     The above conditions indicate that the Company may be unable to continue in existence. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or the amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

     Management has received agreements from most of the debenture holders to convert their convertible debentures and related accrued interest into shares of USAC upon completion of the acquisition. The conversion of the debentures results in a pro forma net equity of approximately $175,000. Further, the Company has received a letter of intent for a $250,000 sale and leaseback of the installed equipment at one of its locations, which management expects to be funded before mid-February, 1999, pending the completion of the lender's due diligence procedures. In addition, the monthly sales of advertising have been increasing since the end of the development phase, resulting in management's expectation of attaining positive cash flow from operations commencing in 1999.

                                                                      APPENDIX I

--------------------------------------------------------------------------------




                               EXCHANGE AGREEMENT


                            DATED AS OF JUNE 30, 1998


                                      AMONG


                       UNITED STATES AIRCRAFT CORPORATION,

                              ANTHONY CHRISTOPHER,

                              ALBERT C. LUNDSTROM,

                            LEC & ASSOCIATES, L.L.C.,

                                 EUGENE JOHNSON,

                                 BRAD PETERSON,

                                       AND

                           A. FREDERICK SCHAFFER, JR.




--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

SECTION 1 EXCHANGE OF SHARES..................................................1
      1.1 Exchange of Shares..................................................1

SECTION 2 REPRESENTATIONS AND WARRANTIES......................................1
      2.1 Representations and Warranties of Sellers...........................1
           (a)      Due Incorporation, Good Standing, and Qualification.......1
           (b)      Capital Stock.............................................1
           (c)      Options, Warrants, and Rights.............................1
           (d)      Subsidiaries..............................................2
           (e)      Financial Statements......................................2
           (f)      Books and Records.........................................2
           (g)      No Material Change........................................2
           (h)      Actions in the Ordinary Course of Business................2
           (i)      Title to Properties.......................................2
           (j)      Litigation................................................2
           (k)      Rights and Licenses.......................................3
           (l)      No Violation..............................................3
           (m)      Taxes.....................................................3
           (n)      Accounts Receivable.......................................3
           (o)      Contracts.................................................3
           (p)      Compliance with Law and Other Regulations.................3
           (q)      Insurance.................................................4
           (r)      Articles, Bylaws, and Minute Books........................4
           (s)      Employees.................................................4
           (t)      No Payments to Directors, Officers, Shareholders
                     or Others................................................4
           (u)      Status of NEO Common Stock Being Acquired.................4
           (v)      Accuracy of Statements....................................4

      2.2 Further Representations and Warranties of Sellers...................4
           (a)      Ownership of Capital Stock of NEO.........................4
           (b)      Rights to Acquire Shares..................................4
           (c)      Power to Execute Agreement................................4
           (d)      Agreement Not in Breach of Other Instruments..............4
           (e)      Reliance Upon Seller's Advisors...........................5
           (f)      Intent and Access.........................................5

      2.3 Representations and Warranties of Buyer.............................5
           (a)      Due Incorporation, Good Standing, and Qualification.......5
           (b)      Corporate Authority.......................................5
           (c)      Capital Stock.............................................5
           (d)      Options, Warrants, and Rights.............................6
           (e)      Subsidiaries..............................................6
           (f)      Financial Statements......................................6
           (g)      Books and Records.........................................6
           (h)      No Material Change........................................6
           (i)      Actions in the Ordinary Course of Business................6
           (j)      Title to Assets and Properties............................6
           (k)      Litigation................................................7
           (l)      Rights and Licenses.......................................7
           (m)      No Violation..............................................7
           (n)      Taxes.....................................................7
           (o)      Accounts Receivable.......................................7
           (p)      Contracts.................................................7
           (q)      Compliance with Law and Other Regulations.................8
           (r)      Insurance.................................................8
           (s)      Certificate, Bylaws, and Minute Books.....................8
           (t)      Employees.................................................8
           (u)      SEC Reports...............................................8
           (v)      Status of Class A Common Stock Being Issued...............8
           (w)      Accuracy of Statements....................................8
      2.4 Survival of Representations and Warranties..........................8

SECTION 3 COVENANTS OF SELLERS................................................9
      3.1 Covenants of Sellers................................................9
           (a)      Filing of Tax Returns and Payment of Taxes................9
           (b)      Conversion of NEO Convertible Securities..................9

SECTION 4 COVENANTS OF BUYER..................................................9
      4.1 Covenants of Buyer..................................................9
           (a)      Operation of NEO..........................................9
           (b)      Board of Directors of Buyer...............................9
           (c)      Employment Contracts......................................9
           (d)      Additional Shares of Common Stock Issued to Sellers......10
           (e)      Stockholders' Approval...................................10

SECTION 5 RIGHT OF SELLERS TO RESCIND TRANSACTION............................11

SECTION 6 FURTHER ASSURANCES.................................................11

SECTION 7 GENERAL............................................................11
      7.1 Costs and Indemnity Against Finders................................11
      7.2 Controlling Law....................................................11
      7.3 Notices............................................................11
      7.4 Binding Nature of Agreement; No Assignment.........................12
      7.5 Entire Agreement...................................................12
      7.6 Paragraph Headings.................................................12
      7.7 Counterparts.......................................................12

                               EXCHANGE AGREEMENT

         EXCHANGE AGREEMENT ("Agreement") entered into this 30th day of June, 1998, among UNITED STATES AIRCRAFT CORPORATION, a Delaware corporation ("Buyer"); and ANTHONY CHRISTOPHER, ALBERT C. LUNDSTROM, LEC & ASSOCIATES, L.L.C., EUGENE JOHNSON, BRAD PETERSON, AND A. FREDERICK SCHAFFER, JR. (each, a "Seller" and collectively, "Sellers").

         Buyer and Sellers desire that Buyer acquire all of Sellers' shares of capital stock (the "Shares") of Neo Vision, Inc., an Arizona corporation ("NEO"), in exchange for shares of Buyer's Class A Common Stock and shares of New Common Stock (each as defined herein), all on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein, the parties agree as follows:

                                   SECTION 1
                               EXCHANGE OF SHARES

         1.1 Exchange of Shares. Based upon and subject to the representations, warranties, covenants, agreements, and other terms and conditions set forth in this Agreement, as of the date of this Agreement (the "Closing Date"), the Sellers hereby convey, transfer, assign, and deliver the Shares to Buyer in exchange for an aggregate of 2,000,000 shares of Buyer's Class A Common Stock, par value $.50 per share (the "Class A Common Stock"). Each Seller hereby conveys, transfers, assigns, and delivers to Buyer the number of Shares set forth beside such Seller's name on Schedule 1.1 hereto, in exchange for the number of shares of Class A Common Stock set forth beside such Seller's name on
Schedule 1.1 hereto. Buyer and each of the Sellers hereby acknowledges receipt of the Shares and the shares of Class A Common Stock, respectively. Buyer and each of the Sellers acknowledge and agree that shares of a New Common Stock shall be issued to Sellers in accordance with Section 4 of this Agreement.

                                   SECTION 2
                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties of Sellers. Except as otherwise set forth in the Sellers' Disclosure Schedule delivered herewith by Sellers to and acknowledged as received by Buyer, Sellers jointly and severally represent and warrant to Buyer as follows:

                  (a) Due Incorporation, Good Standing, and Qualification. NEO is a corporation duly organized, validly existing, and in good standing under the laws of Arizona with all requisite corporate power and authority to own, operate, and lease its assets and properties and to carry on its business as now being conducted. NEO is not subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction. Sellers have heretofore delivered to Buyer a list setting forth, as of the date of this Agreement, each jurisdiction in which (i) NEO currently conducts its business or has in the past conducted its business on any basis, (ii) NEO is qualified to do business, and (iii) NEO is qualified for the purposes of sales and income taxes.

                  (b) Capital Stock. As of the date hereof, NEO has an authorized capital stock consisting of 25,000,000 shares of Common Stock, $.001 par value, of which 6,250,000 shares are issued and outstanding and all of which are owned by Sellers, free and clear of all claims, liens, charges, and encumbrances. All of the issued and outstanding shares of capital stock of NEO have been validly authorized and issued and are fully paid and nonassessable.

                  (c) Options, Warrants, and Rights. All options, warrants, or other rights to purchase, or securities or other obligations convertible into or exchangeable for, or contracts, commitments, agreements, arrangements, or understandings to issue, any shares of its capital stock or other securities of NEO are set forth in Seller's Disclosure Schedule.

                  (d) Subsidiaries. The outstanding shares of capital stock or other equity interests of the subsidiaries of NEO owned by NEO or any of its subsidiaries are owned free and clear of all claims, liens, charges, and encumbrances. NEO does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or have any direct or indirect equity or ownership interest in any other corporation or other business.

                  (e) Financial Statements. The Consolidated Balance Sheet of NEO as of April 30, 1998 and the Consolidated Statements of Operations, the Consolidated Statements of Shareholders' Equity, and the Consolidated Statements of Cash Flows of NEO from inception through April 30, 1998, and all related schedules and notes to the foregoing, have been prepared in accordance with generally accepted accounting principles, which were applied on a consistent basis (except as described therein), are correct and complete, and present fairly, in all material respects, the financial position, results of operations, and changes of financial position of NEO as of their respective dates and for the periods indicated. NEO does not have any material liabilities or obligations of a type that would be included in a balance sheet prepared in accordance with generally accepted accounting principles, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated or otherwise, except as and to the extent disclosed or reflected in the Consolidated Balance Sheet of NEO as of April 30, 1998, or incurred since April 30, 1998, in the ordinary course of business or as contemplated by this Agreement.

                  (f) Books and Records. The books of account and other corporate records of NEO are complete and accurate, have been maintained in accordance with good business practices, and the matters contained therein are appropriately reflected in NEO's financial statements.

                  (g) No Material Change. Since April 30, 1998, there has not been and there is not threatened (i) any material adverse change in the business, assets, properties, financial condition, or operating results of NEO,
(ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of NEO, which materially affects or impairs its ability to conduct its business, or (iii) any mortgage or pledge of any assets or properties of NEO, or any indebtedness incurred by NEO other than indebtedness, not material in the aggregate, incurred in the ordinary course of business.

                  (h) Actions in the Ordinary Course of Business. Since April 30, 1998, NEO has not (i) taken any action outside of the ordinary and usual course of business; (ii) borrowed any money or become contingently liable for any obligation or liability of another; (iii) failed to pay any of its debts and obligations as they became due; (iv) incurred any debt, liability or obligation of any nature to any party except for obligations arising from the purchase of goods or the rendition of services in the ordinary course of business, none of which aggregate more than $10,000 with respect to the same supplier or customer;
(v) knowingly waived any right of substantial value; (vi) failed to use its best efforts to preserve its business organization intact, to keep available the services of its employees, or to preserve its relationships with its customers, suppliers and others with which it deals; or (vii) increased or committed to increase the salary, fee or compensation of any officer, employee, independent contractor, agent, firm or person performing services for it.

                  (i) Title to Properties. NEO has good and marketable title to all of its real and personal assets and properties, including all assets and properties reflected in its April 30, 1998 Consolidated Balance Sheet or acquired subsequent to April 30, 1998, except assets or properties disposed of subsequent to that date in the ordinary course of business. Such assets and properties are subject to no mortgage, indenture, pledge, lien, claim, encumbrance, charge, security interest, or title retention or other security arrangement, except for liens for the payment of federal, state, and other taxes, the payment of which is neither delinquent nor subject to penalties, and except for other liens and encumbrances incidental to the conduct of the business of NEO or the ownership of its assets or properties, which were not incurred in connection with the borrowing of money or the obtaining of advances and which do not in the aggregate materially detract from the value of the assets or properties of NEO or materially impair the use thereof in the operation of its business, except in each case as disclosed in the April 30, 1998 Consolidated Balance Sheet. All leases pursuant to which NEO leases any substantial amount of real or personal property are valid and effective in accordance with their respective terms.

                  (j) Litigation. There are no actions, suits, proceedings, or other litigation pending or, to the knowledge of Sellers, threatened against NEO, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that, if determined adversely to NEO, would individually or in the aggregate have a material adverse effect on the business, assets, properties, operating results, prospects, or condition, financial or otherwise, of NEO.

                  (k) Rights and Licenses. NEO has provided Buyer with a list of all of its trademarks, trademark rights, trade names, trade name rights, and licenses.

                  (l) No Violation. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by NEO of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to, (i) any provision or restriction of any charter, bylaw, loan, indenture, or mortgage of NEO, or
(ii) any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of NEO is subject or by which NEO is bound.

                  (m) Taxes. NEO has duly filed in correct form all Tax Returns (as defined below) relating to the activities of NEO required or due to be filed (with regard to applicable extensions) on or prior to the Closing Date. All such Tax Returns are accurate and complete in all material respects, and NEO has paid or made provision for the payment of all Taxes (as defined below) that have been incurred or are due or claimed to be due from it by federal, state, or local taxing authorities for all periods ending on or before the Closing Date, other than Taxes or other charges that are not delinquent or are being contested in good faith and have not been finally determined and have been disclosed to Buyer. The amounts set up as reserves for Taxes on the books of NEO are sufficient in the aggregate for the payment of all unpaid Taxes (including any interest or penalties thereon), whether or not disputed, accrued, or applicable. No claims for taxes or assessments are being asserted or threatened against NEO. Sellers have furnished to Buyer copies of all Tax Returns filed for or by NEO since its inception. For purposes of this Agreement, the term "Taxes" shall mean all taxes, charges, fees, levies, or other assessments, including, without limitation, income, gross receipts, excise, property, sales, transfer, license, payroll, and franchise taxes, imposed by the United States, or any state, local or foreign government or subdivision or agency thereof and any interest, penalties or additions attributable thereto, and the term "Tax Return" shall mean any report, return, or other information required to be supplied to any taxing authority or required by any taxing authority to be supplied to any other person.

                  (n) Accounts Receivable. The accounts receivable of NEO have been acquired in the ordinary course of business and, to the knowledge of Seller, are valid and enforceable, and are fully collectible, subject to no known defenses, set-offs, or counterclaims, except to the extent of the reserve reflected in the books of NEO or in Sellers' Disclosure Schedule or in such other amount not greater than $10,000 unless subject to setoff as a result of actions by Buyer.

                  (o) Contracts. NEO is not a party to (i) any plan or contract providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, or profit sharing, (ii) any collective bargaining or other contract or agreement with any labor union, (iii) any lease, installment purchase agreement, or other contract with respect to any real or personal property used or proposed to be used in its operations, excepting, in each case, items included within aggregate amounts disclosed or reflected in the April 30, 1998 Consolidated Balance Sheet, (iv) any employment agreement or other similar arrangement not terminable by it upon 30 days or less notice without penalty to it, (v) any contract or agreement for the purchase of any commodity, material, fixed asset, or equipment in excess of $10,000, (vi) any contract or agreement creating an obligation of $10,000 or more, (vii) any contract or agreement that by its terms does not terminate or is not terminable by it upon 30 days or less notice without penalty to it, (viii) any loan agreement, indenture, promissory note, conditional sales agreement, or other similar type of arrangement, (ix) any material license agreement, or (x) any contract that may result in a material loss or obligation to it. All material contracts, agreements, and other arrangements to which NEO is a party are valid and enforceable in accordance with their terms; NEO and, to Sellers' knowledge, all other parties to each of the foregoing have performed in any material respects all obligations required to be performed to date; and neither NEO nor, to Sellers' knowledge, any such other party is in default or in arrears under the terms of any of the foregoing.

                  (p) Compliance with Law and Other Regulations. NEO is not subject to nor has NEO been threatened with any material fine, penalty, liability, or disability as the result of its failure to comply with any requirement of federal, state, local, or foreign law or any regulation or any requirement of any governmental body or agency having jurisdiction over it, the conduct of its business, the use of its assets and properties, or any premises occupied by it.

                  (q) Insurance. NEO maintains in full force and effect insurance coverage on its assets, properties, premises, operations, and personnel in such amounts as NEO deems appropriate, all as set forth on Sellers' Disclosure Schedule.

                  (r) Articles, Bylaws, and Minute Books. Sellers have heretofore delivered to Buyer true and complete copies of the Articles of Incorporation and Bylaws of NEO as currently in effect. The minute books of NEO contain complete and accurate records of all meetings and other corporate actions held or taken by the Board of Directors (or committees of the Board of Directors) and shareholders of NEO since its incorporation.

                  (s) Employees. NEO has never maintained or contributed to any "employee benefit plan," as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including, without limitation, any stock option plan, stock purchase plan, deferred compensation plan, or other similar employee benefit plan. NEO never contributed to any "multi-employer pension plan," as such term is defined in Section 3(37)(A) of ERISA.

                  (t) No Payments to Directors, Officers, Shareholders or Others. Except to the extent that the following will have no material adverse effect on the purchase by Buyer of the Shares or the business, assets, or properties of NEO pursuant to this Agreement, since April 30, 1998, there has not been any purchase or redemption of any shares of capital stock of NEO or any transfer, distribution or payment by NEO, directly or indirectly, of any money or other assets or properties to any director, officer, shareholder or any of their affiliates or other person other than the payment of compensation for services actually rendered at rates not in excess of the rates prevailing on the March 31, 1998 balance sheet or payments in the ordinary course of business or for goods or services in other than arm's length transactions.

                  (u) Status of NEO Common Stock Being Acquired. The Shares being acquired in exchange for shares of Class A Common Stock and shares of New Common Stock were validly authorized and issued, fully paid, and nonassessable.

                  (v) Accuracy of Statements. Neither this Agreement nor any statement, list, certificate, or other information furnished by NEO or Sellers to Buyer in connection with this Agreement or any of the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of circumstances in which they are made, not misleading.

         2.2 Further Representations and Warranties of Sellers. Each Seller makes the following further representations and warranties as to himself:

                  (a) Ownership of Capital Stock of NEO. Such Seller owns the number of Shares set forth beside such Seller's name on Schedule 1.1 hereto. Such Seller has good, marketable and unencumbered title to such Shares, and there are no restrictions on his right to transfer such Shares to Buyer pursuant to this Agreement.

                  (b) Rights to Acquire Shares. Such Seller does not have any outstanding options, warrants, or other rights to purchase or subscribe for or contracts or commitments to sell, or any interests, instruments, evidences of indebtedness or other securities convertible in any manner into, any shares of NEO's capital stock.

                  (c) Power to Execute Agreement. Such Seller has full power and authority to execute, deliver, and perform this Agreement, and this Agreement is the legal and binding obligation of such Seller, enforceable against such Seller in accordance with its items, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

                  (d) Agreement Not in Breach of Other Instruments. The execution and delivery of this Agreement, the consummation of the transactions hereby contemplated, and the fulfillment of the terms hereof, will not result in the breach of any term or provision of, or constitute a default under, or conflict with, or cause the acceleration of any obligation under, any agreement or other instrument of any description to which such Seller is a party or by which such Seller is bound, or any judgment, decree, order or award of any court, governmental body or arbitrator, or any law, rule or regulation applicable to such Seller.

                  (e) Reliance Upon Seller's Advisors. Such Seller acknowledges that he has been encouraged to rely upon the advice of his legal counsel and accountants or other financial advisers with respect to the financial, tax, and other considerations relating to the acquisition of the shares of Class A Common Stock and shares of New Common Stock. Such Seller represents and warrants that he has reviewed with the his own tax advisors the federal, state, local, and foreign tax consequences of the investment in shares of Class A Common Stock and shares of New Common Stock. Such Seller is relying solely on such advisors and not on any statements or representations of Buyer or any of its officers, directors, employees, or agents and understands that such Seller (and not Buyer) shall be responsible for his own tax liability, if any, that may arise as a result of the acquisition of Class A Common Stock and New Common Stock or the transactions contemplated by this Agreement.

                  (f) Intent and Access. Such Seller is acquiring the shares of Class A Common Stock without a view to the public distribution or resale in violation of any applicable federal or state securities laws. Such Seller acknowledges that the shares of Buyer's Class A Common Stock are not registered under the Securities Act of 1933, as amended or any state securities laws and cannot be sold publicly without registration thereunder or an exemption from such registration. Such Seller understands that certificates for such shares will contain a legend with respect to the restrictions on transfer under federal and applicable state securities laws as well as the fact that the shares are "restricted securities" under such federal and state laws. Such Seller has been furnished with such information, both financial and non-financial, with respect to the operations, business, capital structure, and financial position of Buyer and its subsidiaries as he believes necessary and has been given the opportunity to ask questions of and receive answers from Buyer and its subsidiaries and their officers concerning Buyer and its subsidiaries. Without limiting the foregoing, such Seller specifically acknowledges the receipt of Buyer's Form 10-K Report for the fiscal year ended September 30, 1997.

         2.3 Representations and Warranties of Buyer. Except as otherwise set forth in the Buyer Disclosure Schedule heretofore delivered by Buyer to Sellers, and except as disclosed in any document heretofore filed by Buyer with the Securities and Exchange Commission ("SEC"), Buyer represents and warrants to Sellers as follows:

                  (a) Due Incorporation, Good Standing, and Qualification. Buyer and each of its subsidiaries are corporations duly organized, validly existing, and in good standing under the laws of their jurisdictions of incorporation with all requisite corporate power and authority to own, operate, and lease their assets and properties and to carry on their business as now being conducted. Neither Buyer nor any of its subsidiaries is subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction. As used in this Agreement with reference to Buyer, the term "subsidiaries" shall include all direct or indirect subsidiaries of Buyer.

                  (b) Corporate Authority. Buyer has the corporate power and authority to enter into this Agreement and carry out the transactions contemplated hereby. The Board of Directors of Buyer has duly authorized the execution, delivery, and performance of this Agreement. No other corporate proceedings on the part of Buyer are necessary to authorize the execution and delivery by Buyer of this Agreement or the consummation by Buyer of the transactions contemplated hereby, except that a meeting of Buyer's stockholders shall be required to approve those items set forth in Section 4.1(e) of this Agreement and the Board of Directors of Buyer must adopt and approve the form of the certificate of incorporation to be submitted to the stockholders and the related matters in connection thereof. This Agreement has been duly executed and delivered by, and constitutes a legal, valid, and binding agreement of, Buyer, enforceable against it in accordance with its terms, except that (i) Buyer must obtain the approvals referred to in the immediately preceding sentence, (ii) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (iii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

                  (c) Capital Stock. As of the date hereof, Buyer has authorized capital stock consisting of 10,000,000 shares of Class A Common Stock, of which 7,927,504 shares are issued and outstanding, and 5,000,000 shares of Class B Common Stock, $.01 par value (the "Class B Common Stock"), of which 4,962,801 shares are issued and outstanding. As of the date hereof, 275,267 shares of Class A Common Stock were reserved for issuance upon the exercise of outstanding convertible debentures and the last installment of contingent shares pursuant to the Western College, Inc. acquisition. All of the issued and outstanding shares of capital stock of Buyer and each of its subsidiaries have been, and when issued pursuant to this Agreement, each share of Class A Common Stock and New Common Stock to be issued pursuant to this Agreement will be, validly authorized and issued and fully paid and nonassessable.

                  (d) Options, Warrants, and Rights. Neither Buyer nor any of its subsidiaries has outstanding any options, warrants, or other rights to purchase, or securities or other obligations convertible into or exchangeable for, or contracts, commitments, agreements, arrangements or understandings to issue, any shares of their capital stock or other securities, other than those referred to in Section 2.2(c).

                  (e) Subsidiaries. The outstanding shares of capital stock or other equity interest of the subsidiaries of Buyer owned by Buyer or any of its subsidiaries are owned free and clear of all claims, liens, charges, and encumbrances. Buyer does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or have any direct or indirect equity or ownership interest in any other corporation or other business.

                  (f) Financial Statements. The Consolidated Balance Sheets of Buyer and its subsidiaries as of September 30, 1996 and September 30, 1997 and the Consolidated Statements of Operations, the Consolidated Statements of Shareholders' Equity, and the Consolidated Statements of Cash Flows of Buyer and its subsidiaries for the three years ended September 30, 1997, and all related schedules and notes to the foregoing, have been reported on by Robert Martin, independent public accountants. All of the foregoing financial statements have been prepared in accordance with generally accepted accounting principles, which were applied on a consistent basis (except as described therein), are correct and complete, and present fairly, in all material respects, the financial position, results of operations, and changes of financial position of Buyer and its subsidiaries as of their respective dates and for the periods indicated. Neither Buyer nor any of its subsidiaries has any material liabilities or obligations of a type that would be included in a balance sheet prepared in accordance with generally accepted accounting principles, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated or otherwise, except as and to the extent disclosed or reflected in the Consolidated Balance Sheet of Buyer and its subsidiaries as of September 30, 1997, or incurred since September 30, 1997, in the ordinary course of business or as contemplated by this Agreement.

                  (g) Books and Records. The books of account and other corporate records of Buyer are complete and accurate, have been maintained in accordance with good business practices, and the matters contained therein are appropriately reflected in Buyer's financial statements.

                  (h) No Material Change. Since September 30, 1997, there has not been and there is not threatened (i) any material adverse change in the business, assets, properties, financial condition, or operating results of Buyer or its subsidiaries taken as a whole, (ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of Buyer or its subsidiaries, which materially affects or impairs their ability to conduct their business, or (iii) any mortgage or pledge of any material amount of the assets or properties of Buyer or any of its subsidiaries, or any indebtedness incurred by Buyer or any of its subsidiaries, other than indebtedness, not material in the aggregate, incurred in the ordinary course of business.

                  (i) Actions in the Ordinary Course of Business. Since September 30, 1997, Buyer has not (i) taken any action outside of the ordinary and usual course of business; (ii) borrowed any money or become contingently liable for any obligation or liability of another; (iii) failed to pay any of its debts and obligations as they became due; (iv) incurred any debt, liability or obligation of any nature to any party except for obligations arising from the purchase of goods or the rendition of services in the ordinary course of business, none of which aggregate more than $10,000 with respect to the same supplier or customer; (v) knowingly waived any right of substantial value; (vi) failed to use its best efforts to preserve its business organization intact, to keep available the services of its employees, or to preserve its relationships with its customers, suppliers and others with which it deals; or (vii) increased or committed to increase the salary, fee or compensation of any officer, employee, independent contractor, agent, firm or person performing services for it.

                  (j) Title to Assets and Properties. Buyer and its subsidiaries have good and marketable title to all of their respective real and personal assets and properties, including all assets and properties reflected in the Consolidated Balance Sheet of Buyer and its subsidiaries as of September 30, 1997, or acquired subsequent to September 30, 1997, except assets or properties disposed of subsequent to that date in the ordinary course of business. Such assets and properties are subject to no mortgage, indenture, pledge, lien, claim, encumbrance, charge, security interest, or title retention or other security arrangement, except for liens for the payment of federal, state, and other taxes, the payment of which is neither delinquent nor subject to penalties, and except for other liens and encumbrances incidental to the conduct of the business of Buyer and its subsidiaries or the ownership of their assets or properties, which were not incurred in connection with the borrowing of money or the obtaining of advances, and which do not in the aggregate materially detract from the value of the assets or properties of Buyer and its subsidiaries taken as a whole or materially impair the use thereof in the operation of their respective businesses, except in each case as disclosed in the Consolidated Balance Sheet as of September 30, 1997. All leases pursuant to which Buyer or any of its subsidiaries lease any substantial amount of real or personal property are valid and effective in accordance with their respective terms. Buyer and each of its subsidiaries own or have the right to use all assets and properties necessary to conduct their business as currently conducted.

                  (k) Litigation. There are no actions, suits, proceedings, or other litigation pending or, to the knowledge of Buyer, threatened against Buyer or any of its subsidiaries, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that, if determined adversely to Buyer or its subsidiaries, would individually or in the aggregate have a material adverse effect on the business, assets, properties, operating results, prospects, or condition, financial or otherwise, of Buyer and its subsidiaries taken as a whole.

                  (l) Rights and Licenses. Neither Buyer nor any of its subsidiaries is subject to any material disability or liability by reason of its failure to possess any trademark, trademark right, trade name, trade name right, or license.

                  (m) No Violation. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Buyer or any of its subsidiaries of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to, (i) any provision or restriction of any charter, bylaw, loan, indenture, or mortgage of Buyer or any of its subsidiaries, or (ii) any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of Buyer or any of its subsidiaries is subject or by which Buyer or any of its subsidiaries is bound.

                  (n) Taxes. Buyer has duly filed in correct form all Tax Returns relating to the activities of Buyer and its subsidiaries required or due to be filed (with regard to applicable extensions) on or prior to the Closing Date. All such Tax Returns are accurate and complete in all material respects, and Buyer has paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from it by federal, state, or local taxing authorities for all periods ending on or before the Closing Date, other than Taxes or other charges that are not delinquent or are being contested in good faith and have not been finally determined and have been disclosed to Seller. The amounts set up as reserves for Taxes on the books of Buyer and its subsidiaries are sufficient in the aggregate for the payment of all unpaid Taxes (including any interest or penalties thereon), whether or not disputed, accrued, or applicable. No claims for taxes or assessments are being asserted or threatened against Buyer or any of its subsidiaries.

                  (o) Accounts Receivable. The accounts receivable of Buyer and its subsidiaries have been acquired in the ordinary course of business, are valid and enforceable, and are fully collectible, subject to no known defenses, setoffs, or counterclaims, except to the extent of the reserve reflected in the books of Buyer and its subsidiaries or in such other amount that is not material in the aggregate.

                  (p) Contracts. Neither Buyer nor any of its subsidiaries is a party to (i) any plan or contract providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, or profit sharing,
(ii) any collective bargaining or other contract or agreement with any labor union, (iii) any lease, installment purchase agreement, or other contract with respect to any real or personal property used or proposed to be used in its operations excepting, in each case, items included within aggregate amounts disclosed or reflected in the Consolidated Balance Sheet of Buyer and its subsidiaries as of September 30, 1997, (iv) any employment agreement or other similar arrangement not terminable by it upon 30 days or less notice without penalty to it, (v) any contract or agreement for the purchase of any commodity, material, fixed asset, or equipment in excess of $10,000, (vi) any contract or agreement creating an obligation of $10,000 or more, (vii) any contract or agreement that by its terms does not terminate or is not terminable by it upon 30 days or less notice without penalty to it, (viii) any loan agreement, indenture, promissory note, conditional sales agreement, or other similar type of arrangement, (ix) any material license agreement, or (x) any contract that may result in a material loss or obligation to it. All material contracts, agreements, and other arrangements to which Buyer or any of its subsidiaries is a party are valid and enforceable in accordance with their terms; Buyer, its subsidiaries, and all other parties to each of the foregoing have performed all obligations required to be performed to date;
neither Buyer, nor any of its subsidiaries, nor any such other party is in default or in arrears under the terms of any of the foregoing; and no condition exists or event has occurred that, with the giving of notice or lapse of time or both, would constitute a default under any of them.

                  (q) Compliance with Law and Other Regulations. Neither Buyer nor any of its subsidiaries is subject to or has been threatened with any material fine, penalty, liability, or disability as the result of its failure to comply with any requirement of federal, state, local, or foreign law or any regulation or any requirement of any governmental body or agency having jurisdiction over it, the conduct of its business, the use of its assets and properties, or any premises occupied by it.

                  (r) Insurance. Buyer and each of its subsidiaries maintains in full force and effect insurance coverage on their assets, properties, premises, operations, and personnel in such amounts as Buyer deems appropriate.

                  (s) Certificate, Bylaws, and Minute Books. Buyer has heretofore delivered to Sellers true and complete copies of its Certificate of Incorporation and Bylaws of Buyer as currently in effect. The minute books of Buyer contain complete and accurate records of all meetings and other corporate actions held or taken by the Board of Directors (or committees of the Boards of Directors) and stockholders of Buyer since its incorporation.

                  (t) Employees. Neither Buyer nor any of its subsidiaries has ever maintained or contributed to any "employee benefit plan," as such term is defined in Section 3(3) of ERISA, including, without limitation, any stock option plan, stock purchase plan, deferred compensation plan, or other similar employee benefit plan, other than Buyer's Stock Option Plans. Neither Buyer nor any of its subsidiaries has ever contributed to any "multi-employer pension plan," as such term is defined in Section 3(37)(A) of ERISA.

                  (u) SEC Reports. Buyer's report on Form 10-K for the fiscal year ended September 30, 1997 filed with the SEC does not contain a misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the time the document was filed. Since the filing of such report on Form 10-K, no other report, proxy statement, or other document has been required to be filed by Buyer pursuant to Section 13(a) or 14(a) of the Securities Exchange Act of 1934 that has not been filed.

                  (v) Status of Class A Common Stock Being Issued. The shares of Class A Common Stock issued in exchange for the Shares are validly authorized and when issued in accordance with this Agreement shall be validly issued, fully paid, nonassessable, authorized for trading on the Nasdaq Bulletin Board, and free of preemptive or other similar rights, but subject to the resale restrictions required by Rule 144 promulgated pursuant to the Securities Act of 1933, as amended ("Rule 144").

                  (w) Accuracy of Statements. Neither this Agreement nor any statement, list, certificate, or other information furnished by Buyer to Sellers in connection with this Agreement or any of the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

         2.4 Survival of Representations and Warranties. Each of the representations and warranties contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement irrespective of any investigations or inquiries made by any party or any knowledge that any party may possess, and each party shall be entitled to rely upon such representations and warranties irrespective of any investigations, inquiries, or knowledge. Notwithstanding the foregoing, no claims for indemnity arising out of a false, misleading, or otherwise incorrect representation or warranty may be made after one year from the Closing Date, and neither Buyer nor Sellers shall be responsible for any indemnity claim for an amount less than $25,000 or greater than $500,000 arising out of a false, misleading, or otherwise incorrect representation or warranty relating to this Agreement.
                                   SECTION 3
                              COVENANTS OF SELLERS

         3.1 Covenants of Sellers. Each Seller further agrees, unless Buyer otherwise agrees in writing, subsequent to the Closing Date:

                  (a) Filing of Tax Returns and Payment of Taxes. As promptly as practicable after the Closing Date, Sellers shall, at their cost and expense, prepare or cause to be prepared all federal, state, and local corporation Tax Returns for all periods prior to the Closing Date. Not less than 30 days prior to the anticipated date for filing such returns, Sellers shall provide a copy of each such Tax Returns to Buyer for its review and consent or approval. Sellers shall make any revisions to such Tax Returns that Buyer may reasonably request. Upon approval of such Tax Returns by Buyer, such approval not to be unreasonably withheld, Sellers shall promptly file such Tax Returns or cause them to be filed.
                  (b) Conversion of NEO Convertible Securities. Seller shall use its best efforts to cause any securities convertible into NEO common stock to become convertible into shares of New Common Stock on terms reasonably acceptable to Buyer.

                                   SECTION 4
                               COVENANTS OF BUYER

         4.1 Covenants of Buyer. Buyer further agrees, unless Sellers otherwise agree in writing, subsequent to the Closing Date:

                  (a) Operation of NEO. Unless otherwise determined by the Board of Directors of Buyer following the stockholder approvals referred to in Section 4.1(e) hereof, NEO shall be operated as a separate subsidiary of Buyer with its existing officers and management, except that the Board of Directors of NEO shall consist of Anthony Christopher, Chairman, Albert C. Lundstrom, Jack Eberentz, and Harry V. Eastlick. Harry V. Eastlick also shall serve as the Treasurer and Chief Financial Officer of NEO.

                  (b) Board of Directors of Buyer. The Board of Directors of Buyer shall be increased to nine members immediately following the date hereof (the "Closing") and shall immediately following the Closing include the following persons serving in the following capacities:

                Name                               Position(s)
                ----                               -----------
(i)    Anthony Christopher              Chairman of the Board of Directors
(ii)   Albert C. Lundstrom              President and Chief Executive Officer/
                                        Director

(iii)  Harry V. Eastlick                Executive Vice President, Treasurer, and
                                        Chief Operating and Financial
                                        Officer/Director
(iv)   Jack Eberenz                     Executive Vice President and Secretary/
                                        Director
(v)    Donald E. Cline                  Director
(vi)   Dale L. Dykema                   Director
(vii)  Whipple H. Manning               Director
(viii) John R. Thomas                   Director

                       One of the existing outside directors shall resign immediately following the Closing and two new outside directors will be nominated by Sellers and elected by the Board of Directors of Buyer.

                  (c) Employment Contracts. Buyer shall execute employment contracts with Anthony Christopher, Albert Lundstrom, Jack Eberenz , and Harry
V. Eastlick attached hereto as Schedule 4.1(c).

                  (d) Additional Shares of Common Stock Issued to Sellers. Buyer shall issue to Sellers (collectively, in the ratio equal to the ratio of the shares of Class A Common Stock issued between Sellers as set forth in Schedule
1.1 hereto) up to 4,577,560 shares of New Common Stock, which amount the parties acknowledge, has been adjusted to reflect the current reclassification ratio of Class A Common Stock into New Common Stock set forth in Section 4.1(e)(iii) hereof, upon the occurrence of the following events:

                                                               Additional Shares
     (i)  Approval by stockholders of the actions set forth         3,500,000
          in Section 4.1(e).

    (ii)  Installation of the two screens in the "D"                2,000,000
          concourse at the McCarran Airport in Las Vegas, Nevada and program screening for a period of 30 days

   (iii)  Obtaining positive cash flow from operations for          1,000,000
          a 30-day period from the operation of the Meadows Mall Screen or comparable location

                  (e) Stockholders' Approval. Promptly following the Closing, Buyer shall prepare and file with the Securities and Exchange Commission (the "SEC") a preliminary proxy statement and shall use its best efforts to have the SEC and any applicable state regulatory authorities approve as soon as practicable a final proxy statement/prospectus for a meeting of Buyer's stockholders, to approve the following actions by Buyer:

                       (i)  Approval  of  this   Exchange   Agreement   and  the
transactions contemplated herein.

                       (ii) Authorization of a single new class of common stock, $.001 par value per share, totaling 100,000,000 shares (the "New Common Stock"), or as otherwise mutually agreed to by the Buyer and Sellers.

                       (iii) Reclassification of the currently outstanding Class A Common Stock into New Common Stock on the basis of 10 shares of the Class A Common Stock into one share of the New Common Stock or such other ratio as may be agreed between Buyer and Sellers.

                       (iv) Reclassification of the currently outstanding Class B Common Stock into New Common Stock on the basis of 13 shares of the Class B Common Stock into one share of the New Common Stock or such other ratio as may be agreed between Buyer and Sellers.

                       (v) Approval of "Neo Vision Systems, Inc." as the new name of Buyer or such other name mutually agreeable to Buyer and Sellers.

                       (vi) Adoption of a stock option plan and approval of initial grants thereunder.

                       (vii) Authorization of preferred stock of Buyer of 75,000,000 shares with the Board of Directors being authorized to establish the preferences for separate classes of preferred stock.

                       (viii)  The   amendment   and   restatement   of  Buyer's
certificate   of   incorporation   as  necessary  to  accomplish  the  foregoing
transactions.

                       (ix) Such other matters as shall be mutually agreed upon by the Board of Directors of Buyer following the Closing.

                                    SECTION 5
                     RIGHT OF SELLERS TO RESCIND TRANSACTION

         Buyer agrees that if the stockholders of Buyer do not approve the New Common Stock, any Seller may rescind the exchange of the Shares under Section 1 of this Agreement, in which case this Agreement and the transactions hereunder shall be deemed null and void as to that Seller.

                                    SECTION 6
                               FURTHER ASSURANCES

         On and after the Closing Date, Sellers and Buyer shall execute and deliver all such deeds, bills of sale, assignments, and other instruments and shall take or cause to be taken such further or other actions as any party may reasonably request from time to time in order to effectuate the transactions provided for herein. The parties shall cooperate with each other and with their respective counsel and accountants in connection with any steps to be taken as a part of their respective obligations under this Agreement.

                                    SECTION 7
                                     GENERAL

         7.1 Costs and Indemnity Against Finders. Each party hereto shall be responsible for its own costs and expenses in negotiating and performing this Agreement and hereby indemnifies and holds the other parties harmless against any claim for finders' fees based on alleged retention of a finder by it.

         7.2 Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance, and enforcement shall be governed by and construed in accordance with the laws of the state of Delaware, notwithstanding any Delaware or other conflict-of-law provisions to the contrary.

         7.3 Notices. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or when deposited in the United States mails, first class postage prepaid, addressed as set forth below:

If to Buyer:                                  If to Sellers:

United States Aircraft Corporation
3121 E. Greenway Road                         Neo Vision
Suite 201                                     3629 N. 16th Street, Suite 100
Attention: Harry Eastlick                     Phoenix, Arizona 85016
Phoenix, Arizona 85032                        Attention:  Albert C. Lundstrom
Tel:   (602) 765-0500                         Tel: (602) 263-8887
Fax:  (602) 787-1384                          Fax: (602) 263-3640

With a copy given in the manner               With a copy given in the manner
prescribed above, to:                         prescribed above, to:

O'Connor, Cavanagh, Anderson,                 Richard C. Cole, Jr., Esq.
   Killingsworth & Beshears, P.A.             7321 N. 16th Street, Suite 102
One East Camelback Road                       Phoenix, Arizona 85020
Phoenix, Arizona 85012                        Tel: (602) 997-6191
Attention: Richard M. Weinroth                Fax: (602) 997-9807
Tel: (602) 263-2610
Fax: (602) 263-2900

         Any party may alter the address to which communications or copies are to be sent by giving notice to such other parties of change of address in conformity with the provisions of this paragraph for the giving of notice.

         7.4 Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and assigns, except that no party may assign, delegate, or transfer its rights or obligations under this Agreement without the prior written consent of the other parties hereto. Any assignment, delegation, or transfer made in violation of this Section 7.4 shall be null and void.

         7.5 Entire Agreement. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, inducements, and conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

         7.6 Paragraph Headings. The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

         7.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              BUYER:
                              ------
                              UNITED STATES AIRCRAFT CORPORATION

                              By:/s/ Harry Eastlick
                                 ----------------------------------------

                              Name: Harry Eastlick
                                   --------------------------------------

                              Its:  President
                                   --------------------------------------

                              SELLERS:
                              --------

                              /s/ Anthony Christopher
                              -------------------------------------------
                              Anthony Christopher


                              /s/ Albert C. Lundstrom
                              -------------------------------------------
                              Albert C. Lundstrom


                              LEC & ASSOCIATES, L.L.C.

                              By:/s/ Jack Eberenz
                                -----------------------------------------
                              Name: Jack Eberenz
                                   --------------------------------------
                              Its: Member
                                  ---------------------------------------

                              /s/ Eugene Johnson
                              -------------------------------------------
                              Eugene Johnson

                              /s/ Brad Peterson
                              -------------------------------------------
                              Brad Peterson

                              /s/ A. Frederick Schaffer, Jr.
                              -------------------------------------------
                              A. Frederick Schaffer, Jr.

                                  SCHEDULE 1.1
                                  ------------

                                                               Number of
                                           Number of       Initial Shares of
                                           Shares of    Class A Common Stock of
                                           NEO to be          Buyer to be
           Seller            Percent      Transferred          Acquired
           ------            -------      -----------          --------
Anthony Christopher           68.58%        4,286,500           1,371,600
Albert C. Lundstrom           25.58%        1,598,750             511,600
LEC & Associates, L.L.C.      05.12%          319,750             102,400
Eugene Johnson                  .24%           15,000               4,800
Brad Peterson                   .24%           15,000               4,800
A. Frederick Schaffer, Jr.      .24%           15,000               4,800
                                               ------               -----

                                            6,250,000           2,000,000
                                            =========           =========

                                   APPENDIX II

                   FIRST RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                       UNITED STATES AIRCRAFT CORPORATION

         1. The name of the corporation is UNITED STATES AIRCRAFT CORPORATION (which is hereinafter referred to as the "Corporation").

         2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 6, 1978.

         3. This First Restated Certificate of Incorporation has been duly proposed by resolutions adopted and declared advisable by the Board of Directors of the Corporation, duly adopted by the stockholders of the Corporation at a meeting duly called, duly executed, and acknowledged by the officers of the Corporation, and duly adopted in accordance with the provisions of Sections 103, 242, and 245 of the General Corporation Law of the State of Delaware, and restates, integrates, and further amends the provisions of the Certificate of Incorporation of the Corporation and, upon filing with the Secretary of State in accordance with Section 103, shall thenceforth supersede the original Certificate of Incorporation and all amendments thereto prior to the date of such filing, and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Certificate of Incorporation of the Corporation.

         4. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

                                    ARTICLE I

                                      NAME

         The name of the Corporation shall be Neo Vision Systems, Inc.


                                   ARTICLE II

                                     ADDRESS

         The registered office of the Corporation in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is The Prentice-Hall Legal and Financial Services.

                                   ARTICLE III

                                     PURPOSE

         The purpose for which this Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

                                      STOCK

         The total number of shares of stock that the Corporation shall have the authority to issue is one hundred seventy five million (175,000,000) consisting of one hundred million (100,000,000) shares of a single class of Common Stock (the "Common Stock" or the "New Common Stock"), par value of each share of Common Stock shall be one-tenth of one cent ($.001) and seventy-five million (75,000,000) shares of Preferred Stock, par value of each share of Preferred Stock shall be one-tenth of one cent ($.001).

         Effective at the time of the filing with the Secretary of State of the State of Delaware of the First Restated Certificate of Incorporation of the Corporation, which INTER ALIA, adds this paragraph to Article IV thereof, each share of the Corporation's Class A Common Stock, par value $.50 per share, issued and outstanding or held in treasury immediately prior to such time shall, without any action on the part of the respective holders thereof, be reclassified into one-tenth (1/10) of a share of New Common Stock, par value $.001 per share, and each stock certificate that, immediately prior to the time of such filing, represented shares of the Corporation's Class A Common Stock, par value $.50 per share, shall, from and after such time and without the necessity of presenting the same for exchange, represent the number of shares of New Common Stock into which the shares of Class A Common Stock represented by such stock certificate were reclassified pursuant hereto. Notwithstanding the foregoing sentence, no person shall hold a fractional share of New Common Stock of the Corporation as a result of the foregoing reclassification of Class A Common Stock, but instead of any fraction of a share which would otherwise result from such reclassification, the Corporation shall, upon the surrender for cancellation by any former holder of Class A Common Stock of any certificate formerly representing shares of the Corporation's Class A Common Stock pay in cash in respect of such fraction in an amount equal to the product of (x) such fraction and (y) $fair value of one share of Class A Common Stock.

         Effective at the time of the filing with the Secretary of State of the State of Delaware of the First Restated Certificate of Incorporation of the Corporation which, INTER ALIA, adds this paragraph to Article IV thereof, each share of the Corporation's Class B Common Stock, par value $.001 per share, issued and outstanding or held in treasury immediately prior to such time shall, without any action on the part of the respective holders thereof, be reclassified into one-thirteenth (1/13) of a share of New Common Stock, par value $.001 per share, and each stock certificate that, immediately prior to the time of such filing, represented shares of the Corporation's Class B Common Stock, par value $.001 per share, shall, from and after such time and without the necessity of presenting the same for exchange, represent the number of shares of New Common Stock into which the shares of Class B Common Stock represented by such stock certificate were reclassified pursuant hereto. Notwithstanding the foregoing sentence, no person shall hold a fractional share of New Common Stock of the Corporation as a result of the foregoing reclassification of Class B Common Stock, but, instead of any fraction of a share which would otherwise result from reclassification, the Corporation shall, upon the surrender for cancellation by any former holder of Class B Common Stock of any certificate formerly representing shares of the Corporation's Class B Common Stock pay cash in respect of such fraction in an amount equal to the product of (x) such fraction and (y) $fair value of one share of Class B Common Stock.

                                   Section 1.

         COMMON STOCK. The Board of Directors of the Corporation may, from time to time, distribute on a pro rata basis to its Common Stock stockholders, out of assets or funds of the Corporation legally available therefor, a portion of its assets, in cash or property.

         The Board of Directors of the Corporation may, from time to time, cause the Corporation to purchase shares of its own Common Stock out of assets or funds of the Corporation legally available therefor.

          The Corporation may issue rights and options to purchase shares of Common Stock of the Corporation to Directors, Officers or employees of the Corporation or any affiliate thereof, and no stockholder approval or ratification of any such issuance of rights and options shall be required.

                                   Section 2.

         PREFERRED STOCK. The Corporation shall have authority to issue its Preferred Stock in one or more series. The Board of Directors is vested with authority to establish and designate series and to fix the number of shares to be included in each such series and the rights, powers, preferences and limitations, qualification, or restriction of each such series, subject to the provisions set forth below. If the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable in such distribution if all sums payable were discharged in full. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

               a. The number of shares constituting that series and the distinctive designation of that series;


               b. Whether dividends, if any, shall be cumulative or non cumulative and, if so, from which date or dates, and the rights with respect to dividends of the series;

               c. Whether that series shall participate in unlimited dividend rights, and, if so, the extent of such participation;


               d. Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights, including whether it shall vote as a separate series, or with other series of Preferred Stock, or as one class with the holders of Common Stock, with or without other series of Preferred Stock, and whether differently as to different matters, or any combination of the foregoing;

               e. Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

               f. Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

               g. The amounts payable on the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

               h. Restrictions on the issuance of shares of the same series or of any other class or series; and

               i. Any other rights, preferences and limitations of that series.

         Dividends on outstanding Preferred Stock of each series shall be declared and paid, or set apart for payment, before any dividends shall be declared and paid, or set apart for payment, on the Common Stock with respect to the same dividend period.

         Upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the Preferred Stock shall be entitled to receive out of the assets of the Corporation, before any distribution shall be made to the holders of the Common Stock, the amounts determined to be payable on the Preferred Stock of each series in the event of voluntary or involuntary liquidation.

         No holder of Preferred Stock shall be entitled to any preemptive rights.

         The Corporation may issue rights and options to purchase shares of Preferred Stock of the Corporation to Directors, Officers or employees of the Corporation or any affiliate thereof, and no stockholder approval or ratification of any such issuance of rights and options shall be required.

                                    ARTICLE V

                               BOARD OF DIRECTORS

        The number of persons to serve on the Board of Directors shall be fixed or in the manner provided by the Bylaws.

                                   ARTICLE VI

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware.

         The Corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Delaware (the "GCL"), as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify from and against any and all of the expenses, liabilities or other matters referred to in or covered by the GCL, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

         Any  repeal  or  modification   of  the  foregoing   paragraph  by  the
stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE VII

                              ELECTION OF DIRECTORS

         All elections of Directors will be by ballot vote where a ballot vote is demanded by any person entitled to vote prior to the time the voting begins; otherwise, a voice vote will suffice.

                                  ARTICLE VIII

                               AMENDMENT OF BYLAWS

         The Bylaws may be altered, amended, repealed or temporarily or permanently suspended, in whole or in part, or new bylaws adopted by the action of the Board of Directors or the stockholders, in accordance with the provisions set forth below:

                                   Section 1.

         BY ACTION OF THE BOARD OF DIRECTORS. The Bylaws may be altered, amended, repealed or temporarily or permanently suspended, in whole or in part, or new bylaws adopted by the action of the Board of Directors only upon the affirmative vote of a majority of the entire Board of Directors. Such vote may be taken at any annual, regular or special meeting of the Board of Directors if notice of such alteration, amendment, repeal or adoption of the new bylaws shall be contained in the notice of such annual, regular or special meeting.

                                   Section 2.

         BY ACTION OF THE STOCKHOLDERS. The Bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders only upon the affirmative vote as to all the stock held by the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock (as defined in Article IX), voting together as a single class. Such vote may be taken at any annual or special meeting of the stockholders if notice of such alteration, amendment, repeal, or adoption of the new bylaws shall be contained in the notice of such annual or special meeting.

                                   ARTICLE IX

                  BOARD CONSIDERATIONS UPON SIGNIFICANT EVENTS

         The Board, when evaluating any (A) tender offer or invitation for tenders, or proposal to make a tender offer or request or invitation for tenders, by another party, for any equity security of the Corporation, or (B) proposal or offer by another party to (1) merge or consolidate the Corporation or any subsidiary with another corporation or other entity, (2) purchase or otherwise acquire all or substantially all of the properties or assets of the Corporation or any subsidiary, or sell or otherwise dispose of to the Corporation or any subsidiary all or a substantial portion of the properties or assets of such other party, or (3) liquidate, dissolve, reclassify the securities of, declare an extraordinary dividend of, recapitalize or reorganize the Corporation, shall take into account all factors that the Board deems relevant, including, without limitation, to the extent so deemed relevant, the potential impact on employees, customers, suppliers, partners, joint venturers and other constituents of the Corporation and the communities in which the Corporation operates.

         In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of this First Restated Certificate of Incorporation, any alteration, amendment or repeal relating to this Article IX must be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock, voting together as a single class. Voting Stock is defined as all issued and outstanding shares of capital stock of the Corporation that pursuant to or in accordance with this First Restated Certificate of Incorporation are entitled to vote generally in the election of directors of the Corporation, and each reference herein, where appropriate, to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the voting power of such shares entitled to vote. The issued and outstanding shares of Voting Stock shall not include any shares of Voting Stock that may be issuable pursuant to any agreement, or upon the exercise or conversion of any rights, warrants or options, or otherwise.

                                    ARTICLE X

         In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of this First Restated Certificate of Incorporation, any alteration, amendment or repeal of this
Article X must be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock (as defined in Article IX), voting together as a single class.

                                   ARTICLE XI

                               STOCKHOLDER CONSENT

         No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of
stockholders,   unless  the  action  to  be  effected  by  written   consent  of
stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board.

         In addition to any affirmative vote required by applicable law and in addition to any vote of the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV of this First Restated Certificate of Incorporation, any alteration, amendment or repeal of this
Article XI must be approved by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the combined voting power of the issued and outstanding shares of Voting Stock (as defined in Article IX), voting together as a single class.

         IN WITNESS WHEREOF, this First Restated Certificate of Incorporation has been signed this ____ day of February, 1999.


                                              UNITED STATES AIRCRAFT CORPORATION



                                              By:
                                                 ------------------------------
                                                 Albert C. Lundstrom, President

                                  APPENDIX III

                       UNITED STATES AIRCRAFT CORPORATION
                             1998 STOCK OPTION PLAN

                                   ARTICLE 1
                                     GENERAL

         1.1 PURPOSE OF PLAN; TERM

         (a) ADOPTION. This plan shall be known as the United States Aircraft Corporation 1998 Stock Option Plan (the "Plan").

         (b) DEFINED TERMS. All initially capitalized terms used hereby shall have the meaning set forth in ARTICLE V hereto.

         (c) GENERAL PURPOSE. The Plan shall be divided into two programs: the Discretionary Grant Program and the Automatic Grant Program.

               (i) DISCRETIONARY GRANT PROGRAM. The purpose of the Discretionary Grant Program is to further the interests of the Company and its stockholders by encouraging key persons associated with the Company (or Parent or Subsidiary Corporations) to acquire shares of the Company's Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the discretionary granting of options to acquire the Company's Stock ("Discretionary Options"), the direct granting of the Company's Stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs, and Cash Awards shall be collectively referred to herein as "Awards").

               (ii) AUTOMATIC GRANT PROGRAM. The purpose of the Automatic Grant Program is to promote the interests of the Company by providing non-employee members of the Company's Board of Directors (the "Board") the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and to thereby have an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the automatic grant of options to acquire the Company's Stock ("Automatic Options").

         (d) CHARACTER OF OPTIONS. Discretionary Options granted under this Plan to employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as "incentive stock options" as defined in Code ss. 422 ("Incentive Stock Options") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

         (e) RULE 16B-3 PLAN. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended ("1934 Act"), the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. In such instance, to the extent any provision of the Plan or action by a Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by such Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the stockholders of the Company.

         (f) DURATION OF PLAN. The term of the Plan is 10 years commencing on the date of adoption of the Plan by the Board as specified in SECTION 1.1(A) hereof. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

         1.2 STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN.

         (a) DESCRIPTION OF STOCK AND MAXIMUM SHARES ALLOCATED. The stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan is shares of the Company's proposed new class of common stock, $.001 par value per share when such stock is authorized by the Company's stockholders (the "Stock"), which may be either unissued or treasury shares, as the Board may from time to time determine. Subject to adjustment as provided in SECTION 4.1 hereof, the aggregate number of shares of Stock covered by the Plan and issuable hereunder shall be 2,500,000 shares of Stock.

         (b) CALCULATION OF AVAILABLE SHARES. For purposes of calculating the maximum number of shares of Stock which may be issued under the Plan: (i) the shares issued (including the shares, if any, withheld for tax withholding requirements) upon exercise of an Option shall be counted, and (ii) the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of a grant of a Stock Award or an exercise of a SAR shall be counted.

         (c) RESTORATION OF UNPURCHASED SHARES. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.

         1.3 APPROVAL; AMENDMENTS.

         (a) APPROVAL BY STOCKHOLDERS. The Plan shall be submitted to the stockholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's currently outstanding Class A Common Stock and Class B Common Stock present in person or by proxy and voting at the meeting. The date such stockholder approval has been obtained shall be referred to herein as the "Effective Date."

         (b) COMMENCEMENT OF PROGRAMS. The Automatic Grant Program, as revised herein, shall commence immediately. The Discretionary Grant Program, as revised herein, shall commence immediately, subject to the terms set forth in SECTION 1.1(A).

         (c) AMENDMENTS TO PLAN. The Board may, without action on the part of the Company's stockholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Discretionary Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any Discretionary Option outstanding under the Plan, and further provided that, except as provided in Article IV hereof, the Board may not, without the approval of the Company's stockholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Discretionary Options may be granted or the exercise price at which any outstanding Discretionary Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Discretionary Options or Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Discretionary Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's stockholders and (B) each such Discretionary Option or Award granted is not to become exercisable or vested, in whole or in part, at any time prior to the obtaining of such stockholder approval.

                                   ARTICLE 2
                           DISCRETIONARY GRANT PROGRAM

         2.1 PARTICIPANTS; ADMINISTRATION.

         (a) ELIGIBILITY AND PARTICIPATION. Discretionary Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that (A) Incentive Stock Options may only be granted to key personnel of the Company (or its Parent or Subsidiary Corporations) who are also employees of the Company (or its Parent or Subsidiary Corporations), and (B) the maximum number of shares of Stock with respect to which Options, Awards, or any combination thereof, may be granted to any employee during the term of the Plan shall not exceed 50 percent of the shares of Stock covered by and issuable under the Plan. A Plan Administrator shall have full authority to determine which Eligible Persons in its administered group are to receive Discretionary Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Discretionary Option is to be an Incentive Stock Option, the time or times at which each such Discretionary Option is to become exercisable, and the maximum term for which the Discretionary Option is to be outstanding. A Plan Administrator shall also have full authority to determine which Eligible Persons in such group are to receive Awards under the Discretionary Grant Program and the conditions relating to such Award.

         (b) GENERAL ADMINISTRATION. Unless otherwise expressly provided in this Plan, the power to administer the Discretionary Grant Program shall be vested exclusively with a committee (the "Senior Committee"). The membership of the Senior Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 and Code ss.162(m); provided, however, that if, at any time Rule 16b-3 and Code ss.162(m) and any implementing regulations (and any successor provisions thereof) so permit without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3 and the exemption from the limitations on deductibility of certain executive compensation provided by Code ss.162(m), the Board may delegate the administration of the Plan, in whole or in part, on such terms and conditions, and to such other person or persons as it may determine in its discretion; provided further, however, that the Board may at any time appoint a committee (the "Employee Committee") of two or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Discretionary Grant Program with respect to Eligible Persons that are not Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act), all "covered persons" (as that term is defined in Code ss. 162(m)), directors of the Company, and all persons who own 10 percent or more of the Company's issued and outstanding equity securities.

         (c) PLAN ADMINISTRATORS. The Board, the Senior Committee, and/or the Employee Committee, and/or any other committee allowed hereunder, whichever is applicable, shall be each referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which Eligible Persons shall participate in the Discretionary Grant Program, to grant Discretionary Options or Awards under the Discretionary Grant Program, to establish such rules and regulations as they may deem appropriate with respect to the proper administration of the Discretionary Grant Program and to make such determinations under, and issue such interpretations of, the Discretionary Grant Program and any outstanding Discretionary Option or Award as they may deem necessary or advisable. Unless otherwise required by law or specified by the Board with respect to any committee, decisions among the members of a Plan Administrator shall be by majority vote. Decisions of a Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Grant Program or any outstanding Discretionary Option or Award. The Senior Committee, the Employee Committee, and/or any other committee allowed hereunder, in their respective sole discretion, may make specific grants of Discretionary Options or Awards conditioned on approval of the Board.

         The Board may establish an additional committee or committees of persons who are members of the Board and delegate to such other committee or committees the power to administer all or a portion of the Discretionary Grant program with respect to all or a portion of the Eligible Persons. Members of the Senior Committee, Employee Committee, or any other committee allowed hereunder shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate all or a portion of the functions of the Senior Committee, the Employee Committee, or any other committee allowed hereunder and reassume all or a portion of powers and authority previously delegated to such committee.

         (d) GUIDELINES FOR PARTICIPATION. In designating and selecting Eligible Persons for participation in the Discretionary Grant Program, a Plan Administrator shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. A Plan Administrator also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as a Plan Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.

         2.2 TERMS AND CONDITIONS OF OPTIONS

         (a) ALLOTMENT OF SHARES. A Plan Administrator shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of a Discretionary Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

         (b) EXERCISE PRICE. Upon the grant of any Discretionary Option, a Plan Administrator shall specify the option price per share, which may not be less than 100 percent of the fair market value per share of the Stock on the date the Discretionary Option is granted (110 percent if the Discretionary Option is intended to qualify as an Incentive Stock Option and is granted to a stockholder who at the time the Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation). The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of SECTION 4.5 hereof.

         (c) INDIVIDUAL STOCK OPTION AGREEMENTS. Discretionary Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this SECTION 2.2. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable, and (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant.

         (d) OPTION PERIOD. No Discretionary Option granted under the Plan that is intended to be an Incentive Stock Option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Discretionary Option is granted to a stockholder who at the time the Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. A Discretionary Option may be exercised in full or in part at any time or from time to time during the term of the Discretionary Option or provide for its exercise in stated installments at stated times during the Option's term.

         (e) VESTING; LIMITATIONS. The time at which the Optioned Shares vest with respect to an Optionholder shall be in the discretion of that Optionholder's Plan Administrator. Notwithstanding the foregoing, to the extent a Discretionary Option is intended to qualify as an Incentive Stock Option, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

         (f) NO FRACTIONAL SHARES. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Discretionary Option granted under the Plan.

         (g) METHOD OF EXERCISE. In order to exercise a Discretionary Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

               (i) execute and deliver to the Company a written notice of exercise signed in writing by the person exercising the Discretionary Option specifying the number of shares of Stock with respect to which the Discretionary Option is being exercised;

                    (ii) pay the aggregate Option Price in one of the alternate forms as set forth in SECTION 2.2(H) below; and

                    (iii) furnish appropriate documentation that the person or persons exercising the Discretionary Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Discretionary Option in accordance herewith) a certificate or certificates representing the Stock for which the Discretionary Option has been exercised in accordance with the provisions of this Plan. In no event may any Discretionary Option be exercised for any fractional shares.

         (h) PAYMENT OF OPTION PRICE. The aggregate Option Price shall be payable in one of the alternative forms specified below:

                    (i) Full payment in cash or check made payable to the Company's order; or

                    (ii) Full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with SECTION 4.5 hereof); or

                    (iii) If a cashless exercise program has been implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remitted to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased, and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

         (i) REPURCHASE RIGHT. The Plan Administrator may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to a Discretionary Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Plan Administrator may specify in the Stock Repurchase Agreement evidencing such right. The Plan Administrator may also, in its discretion, establish as a term and condition of one or more Discretionary Options granted under the Plan that the Company shall have a right of first refusal  with  respect  to  any  proposed  sale  or  other  disposition  by  the
Optionholder of any shares of Stock issued upon the exercise of such Discretionary Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in the Stock Repurchase Agreement.

         (j) TERMINATION OF INCENTIVE STOCK OPTIONS

                    (i) TERMINATION OF SERVICE. If any Optionholder ceases to be in Service to the Company for a reason other than death, the Optionholder's vested Incentive Stock Options on the date of termination of such Service shall remain exercisable only for 30 days after the date of termination of such Service or until the stated expiration date of the Optionholder's Option, whichever occurs first; provided, that (i) if Optionholder is discharged for Cause, or (ii) if after the Service of the Optionholder is terminated, the Optionholder commits acts detrimental to the Company's interests, then the Incentive Stock Option shall thereafter be void for all purposes. "Cause" shall be limited to a termination of Service for (A) commission of a crime by the Optionholder or for reasons involving moral turpitude; (B) an act by the Optionholder which tends to bring the Company into disrepute; or (C) negligent, fraudulent or willful misconduct by the Optionholder. Notwithstanding the foregoing, if any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the Code (as determined by the applicable Plan Administrator), the Optionholder shall have 180 days after the date of termination of Service, but in no event after the stated expiration date of the Optionholder's Incentive Stock Options, to exercise Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of such disability.

                    (ii) DEATH OF OPTIONHOLDER. If an Optionholder dies while in the Company's Service, the Optionholder's vested Incentive Stock Options on the date of death shall remain exercisable only for 90 days after the date of death or until the stated expiration date of the Optionholder's Option, whichever occurs first, and may be exercised only by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. A Discretionary Option may be exercised and payment of the Option Price made in full by the successors only after written notice to the Company specifying the number of shares to be purchased. Such notice shall state that the Option Price is being paid in full in the manner specified in SECTION
2.2 hereof. As soon as practicable after receipt by the Company of such notice and of payment in full of the Option Price, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

         (k) TERMINATION OF NONQUALIFIED OPTIONS. Any Options which are not Incentive Stock Options and which are outstanding at the time an Optionholder dies while in Service to the Company or otherwise ceases to be in Service to the Company shall remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such Options; provided, that no Option shall be exercisable after the Option's stated expiration date, and provided further, that if the Optionholder is discharged for Cause or, if after the Optionholder's Service to the Company is terminated, the Optionholder commits acts detrimental to the Company's interests, then the Option will thereafter be void for all purposes.

         (l) OTHER PLAN PROVISIONS STILL APPLICABLE. If a Discretionary Option is exercised upon the termination of Service or death of an Optionholder under this SECTION 2.2, the other provisions of the Plan shall still be applicable to such exercise, including the requirement that the Optionholder or its successor may be required to enter into a Stock Repurchase Agreement.

         (m) DEFINITION OF "SERVICE." For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder shall be deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any Parent or Subsidiary Corporation) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of a Plan Administrator, an Optionholder shall be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. The Optionholder shall be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

2.3 TERMS AND CONDITIONS OF STOCK AWARDS

         (a) ELIGIBILITY. All Eligible Persons shall be eligible to receive Stock Awards. The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person in such group. The grant of a Stock Award to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

         (b) AWARD FOR SERVICES RENDERED. Stock Awards shall be granted in recognition of an Eligible Person's past services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy any applicable Delaware corporate law, employment tax, and/or income tax withholding or other legal requirements.

         (c) CONDITIONS TO AWARD. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under circumstances that it deems appropriate.

         (d) AWARD AGREEMENTS. A Plan Administrator may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

         2.4 TERMS AND CONDITIONS OF SARS

         (a) ELIGIBILITY. All Eligible Persons shall be eligible to receive SARs. The Plan Administrator of each administered group shall determine the SARs to be awarded from time to time to any Eligible Person in such group. The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

         (b) AWARD OF SARS. Concurrently with or subsequent to the grant of any Discretionary Option to purchase one or more shares of Stock, a Plan Administrator may award to the Optionholder with respect to each share of Stock underlying the Option, a related SAR permitting the Optionholder to be paid the appreciation on the Stock underlying the Discretionary Option in lieu of exercising the Option. In addition, a Plan Administrator may award to any Eligible Person a SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such Shares are actually issued.

         (c) CONDITIONS TO SAR. All SARs shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under circumstances that it deems appropriate.

         (d) SAR AGREEMENTS. A Plan Administrator may require as a condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Plan Administrator from time to time approves.

         (e) EXERCISE. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified by the Plan Administrator in the SAR agreement.

         (f) AMOUNT OF PAYMENT. The amount of payment to which the grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Discretionary Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

         (g) FORM OF PAYMENT. The SAR may be paid in either cash or Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be delivered to the participant shall be determined by dividing the amount of the payment determined pursuant to SECTION 2.4(F) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practicable after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

         (h) TERMINATION OF EMPLOYMENT; DEATH. SECTION 2.2(J), applicable to Incentive Stock Options, and SECTION 2.2(K), applicable to nonqualified options, shall apply equally to SARs issued in tandem with such Options.

         2.5 TERMS AND CONDITIONS OF CASH AWARDS

         (a) IN GENERAL. The Plan Administrator of each administered group shall have the discretion to make other awards of cash to Eligible Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

         (b)  CONDITIONS  TO AWARD.  All Cash  Awards  shall be  subject to such terms, conditions, restrictions, and limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.

                                   ARTICLE 3
                             AUTOMATIC GRANT PROGRAM

         3.1 ELIGIBLE PERSONS UNDER THE AUTOMATIC GRANT PROGRAM. The persons eligible to participate in the Automatic Grant Program shall be limited to Board members who are not employed by the Company, whether or not such persons qualify as Non-Employee directors as defined herein ("Eligible Directors"). Persons who are eligible under the Automatic Grant Program may also be eligible to receive Discretionary Options or Awards under the Discretionary Grant Program or option grants or direct stock issuances under other plans of the Company.

         3.2 TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

         (a) AMOUNT AND DATE OF GRANT. During the term of this Plan, Automatic Grants shall be made to each Eligible Director ("Optionholder") as follows:

                    (i) ANNUAL GRANTS. Each year on the Annual Grant Date an Automatic Option to acquire 5,000 shares of Stock shall be granted to each Eligible Director for so long as there are shares of Stock available under
SECTION 1.2 hereof. The "Annual Grant Date" shall be the date of the Company's annual stockholders meeting commencing as of the next annual meeting occurring after the annual meeting held on the Effective Date. Any Person that was granted an Automatic Option under SECTION 3.2(A)(II) hereof within 30 days of an Annual Grant Date shall be ineligible to receive an Automatic Option grant pursuant to this SECTION 3.2(A)(I) on such Annual Grant Date.

                    (ii) INITIAL NEW DIRECTOR GRANTS. On the Initial Grant Date, every new member of the Board who is an Eligible Director and has not previously received an Automatic Option grant under this SECTION 3.2(A)(II) shall be granted an Automatic Option to acquire 5,000 shares of Stock for so long as there are shares of Stock available under SECTION 1.2 hereof. The "Initial Grant Date" shall be the date that an Eligible Director is first appointed or elected to the Board. Any Eligible Person that was granted an Automatic Option pursuant to

SECTION 3.2(A)(III) shall be ineligible to receive an Automatic Option grant pursuant to this SECTION 3.2(A)(II).

                    (iii) INITIAL EXISTING DIRECTOR GRANTS. On the date hereof, each current Eligible Director shall receive an Automatic Option to acquire 5,000 shares of Stock.

         (b) EXERCISE PRICE. The exercise price per share of Stock subject to each Automatic Option Grant shall be equal to 100 percent of the fair market value per share of the Stock on the date the Automatic Option was granted as determined in accordance with the valuation provisions of SECTION 4.5 hereof (the "Option Price").

         (c) VESTING. Each Automatic Option Grant shall become exercisable and vest in a series of three equal and successive yearly installments, with each annual installment to become exercisable on the day before the Company's annual stockholders' meeting occurring in the applicable year. Each installment of an Automatic Option shall only vest and become exercisable if the Optionholder has not ceased serving as a Board member as of such vesting date.

         (d) METHOD OF EXERCISE. In order to exercise an Automatic Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

                    (i) execute and deliver to the Company a written notice of exercise signed in writing by the person exercising the Automatic Option specifying the number of shares of Stock with respect to which the Automatic Option is being exercised;

                         (ii)  pay  the  aggregate  Option  Price  in one of the
alternate forms as set forth in SECTION 3.2(E) below; and

                         (iii) furnish appropriate documentation that the person
or persons exercising the Automatic Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising the Automatic Option in accordance herewith) a certificate or certificates representing the Stock for which the Automatic Option has been exercised in accordance with the provisions of this Plan. In no event may any Automatic Option be exercised for any fractional shares.

         (e) PAYMENT OF OPTION PRICE. The aggregate Option Price shall be payable in one of the alternative forms specified below:

                         (i) full  payment in cash or check made  payable to the
Company's order; or

                         (ii)  full  payment  in  shares  of Stock  held for the
requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with SECTION 4.5 hereof); or

                         (iii)  if  a  cashless   exercise   program   has  been
implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

         (f) TERM OF OPTION. Each Automatic Option shall expire on the tenth anniversary of the date on which an Automatic Option Grant was made ("Expiration Date"). Except as provided in SECTION 4.4 hereof, should an Optionholder's service as a Board member cease prior to the Expiration Date for any reason while an Automatic Option remains outstanding and unexercised, then the Automatic Option term shall immediately terminate and the Automatic Option shall cease to be outstanding in accordance with the following provisions:

                         (i) The Automatic  Option shall  immediately  terminate
and cease to be outstanding for any shares of Stock which were not vested at the time of Optionholder's cessation of Board service.

                         (ii) Should an Optionholder cease, for any reason other
than death, to serve as a member of the Board, then the Optionholder shall have 30 days measured from the date of such cessation of Board service in which to exercise the Automatic Options which vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

                         (iii)  Should an  Optionholder  die while  serving as a
Board member or within 30 days after cessation of Board service, then the personal representative of the Optionholder's estate (or the person or persons to whom the Automatic Option is transferred pursuant to the Optionholder's will or in accordance with the laws of descent and distribution) shall have a 90 day period measured from the date of the Optionholder's cessation of Board service in which to exercise the Automatic Options which vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

                                   ARTICLE 4
                                  MISCELLANEOUS

         4.1 CAPITAL ADJUSTMENTS. The aggregate number of shares of Stock subject to the Plan, the number of shares covered by outstanding Options and Awards, and the price per share stated in such Options and Awards shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

         4.2 MERGERS, ETC. If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. Except as provided in SECTION 4.3 hereof, a dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate.

         4.3 CORPORATE TRANSACTION. In the event of stockholder approval of a Corporate Transaction, (a) all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, one week prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Optioned Shares, and (b) the Plan Administrator shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Discretionary Options or Awards granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

         4.4 CHANGE IN CONTROL

         (a) AUTOMATIC GRANT PROGRAM. In the event of a Change in Control, all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Optioned Shares. Thereafter, each Automatic Option shall remain exercisable until the Expiration Date of such Automatic Option.

         (b) DISCRETIONARY GRANT PROGRAM. In the event of a Change in Control, a Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Discretionary Options or Awards granted by it under the Plan upon the occurrence of such Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

         4.5 CALCULATION OF FAIR MARKET VALUE OF STOCK. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

                         (i) If the Stock is not at the time  listed or admitted
to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system, or if not so available, on the Nasdaq Bulletin Board or "Pink Sheets" or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                         (ii) If the Stock is at the time  listed or admitted to
trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                         (iii) If the Stock at the time is  neither  listed  nor
admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

         4.6 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

         4.7 CANCELLATION OF OPTIONS. Each Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Discretionary Options granted under the Plan by that Plan Administrator and to grant in substitution therefore new Discretionary Options under the Plan covering the same or different numbers of shares of Stock as long as such new Discretionary Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in SECTION 2.2(B) hereof on the new grant date.

         4.8 REGULATORY APPROVALS. The implementation of the Plan, the granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant thereto.

         4.9 INDEMNIFICATION. Each and every member of a Plan Administrator, i_)n addition to such other available rights of indemnification as they may have, the members of a Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, suit, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

         4.10 PLAN NOT EXCLUSIVE. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without stockholder approval.

         4.11 COMPANY RIGHTS. The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         4.12 PRIVILEGE OF STOCK OWNERSHIP. An Optionholder shall not have any of the rights of a stockholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise and full payment for such Optioned Shares.

         4.13 ASSIGNMENT. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered, or otherwise transferred by any Optionholder except as specifically provided herein. Except as may be specifically allowed by the Plan Administrator at the time of grant and set forth in the documents evidencing a Discretionary Option or Award, no Option or Award granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Option or Award shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. Notwithstanding the foregoing, no Incentive Stock Option granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Incentive Stock Option shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

         4.14 SECURITIES RESTRICTIONS

         (a) LEGEND ON CERTIFICATES. All certificates representing shares of Stock issued upon exercise of Options or Awards granted under the Plan shall be endorsed with a legend reading as follows:

           THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE BEEN ISSUED TO THE REGISTERED OWNER IN RELIANCE UPON WRITTEN REPRESENTATIONS THAT THESE SHARES HAVE BEEN PURCHASED SOLELY FOR INVESTMENT. THESE SHARES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IN THE OPINION OF THE COMPANY AND ITS LEGAL COUNSEL SUCH SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER.

         (b) PRIVATE OFFERING FOR INVESTMENT ONLY. The Options and Awards are and shall be made available only to a limited number of present and future key personnel who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel. By the act of accepting an Option or Award, each grantee agrees (i) that, any shares of Stock acquired pursuant to any Option or Award will be solely for investment and not with any intention to resell or redistribute those shares and, (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

         (c) REGISTRATION STATEMENT. If a Registration Statement covering the shares of Stock issuable upon exercise of Options granted under the Plan is filed under the Securities Act of 1933, as amended, and is declared effective by the Securities Exchange Commission, the provisions of SECTIONS 4.14(A) AND (B) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

         4.15 TAX WITHHOLDING

         (a) GENERAL. The Company's obligation to deliver Stock upon the exercise of Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

         (b) SHARES TO PAY FOR WITHHOLDING. The Board may, in its discretion and in accordance with the provisions of this SECTION 4.15(B) and such supplemental rules as it may from time to time adopt, provide any or all Optionholders with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities ("Taxes") incurred by such Optionholders in connection with the exercise of their Options. Such right may be provided to any such Optionholder in either or both of the following formats:

               (i) STOCK WITHHOLDING. The Plan Administrator may, in its discretion, provide the Optionholder with the election to have the Company withhold, from the Stock otherwise issuable upon the exercise of an Option, a portion of those shares of Stock with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the applicable Taxes designated by the Optionholder.

               (ii) STOCK DELIVERY. The Plan Administrator may, in its discretion, provide the Optionholder with the election to deliver to the Company, at the time the Option is exercised, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the Taxes incurred in connection with such Option exercise as designated by the Optionholder.

         4.16 GOVERNING LAW. The Plan shall be governed by and all questions hereunder shall be determined in accordance with the laws of the State of Arizona, without regard to conflicts of laws principles.

                                   ARTICLE 5
                                   DEFINITIONS

         The following capitalized terms used in this Plan shall have the meaning described below:

         "AFFILIATES" shall mean all "executive officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

         "ANNUAL GRANT DATE" shall mean the date of the Company's annual stockholder meeting.

         "AUTOMATIC GRANT PROGRAM" shall mean that program set forth in Article III of this Agreement pursuant to which Eligible Directors, as defined herein, are automatically granted Options upon certain events.

         "AUTOMATIC OPTION GRANT" shall mean those automatic option grants made on the Annual Grant Date and on the Initial Grant Date.

         "AUTOMATIC OPTIONS" shall mean those Options granted pursuant to the Automatic Grant Program.

         "AWARD" shall mean a Stock Award, SAR or Cash Award.

         "BOARD" shall mean the Board of Directors of the Company.

         "CASH AWARD"  shall mean an award to be paid in cash and granted  under
SECTION 2.5 hereunder.

         "CHANGE IN CONTROL" shall mean and include the following transactions or situations (i) a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by, or under common control with the Company, acquires ownership of 40 percent or more of the Company's outstanding common stock pursuant to a tender or exchange offer which the Board of Directors recommends that the Company's stockholders not accept, or
(ii) the change in the composition of the Board occurs such that those individuals who were elected to the Board at the last stockholders' meeting at which there was not a contested election for Board membership subsequently ceased to comprise a majority of the Board by reason of a contested election.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMPANY" shall mean United States Aircraft Corporation, a Delaware corporation.

         "CORPORATE TRANSACTION" shall mean (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Company is incorporated; (b) the sale, transfer of or other disposition of all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company, or (c) any reverse merger in which the Company is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

         "DISCRETIONARY  GRANT  PROGRAM"  shall mean the  program  described  in
Article II of this Plan pursuant to which certain Eligible Directors are granted Options or Awards in the discretion of the Plan Administrator.

         "DISCRETIONARY   OPTIONS"   shall  mean  Options   granted   under  the
Discretionary Grant Program.

         "EFFECTIVE DATE" shall mean the date that the Plan has been approved by the stockholders as set forth in SECTION 1.3(A) hereof.

         "ELIGIBLE DIRECTOR" shall mean, with respect to the Automatic Grant Program, those Board members who are not employed by the Company, whether or not such members are Non-Employee Directors as defined herein.

         "ELIGIBLE PERSONS" shall mean (a) with respect to the Discretionary Grant Program, those persons who, at the time that the Discretionary Option or Award is granted, are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; and (b) with respect to the Automatic Grant Program, the Eligible Directors.

         "EMPLOYEE COMMITTEE" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of two or more persons who are members of the Board.

         "EXERCISE DATE" shall be the date on which written notice of the exercise of an Option is delivered to the Company in accordance with the requirements of the Plan.

         "EXPIRATION DATE" shall be the 10-year anniversary of the date on which an Automatic Option Grant was made.

         "INCENTIVE STOCK OPTION" shall mean a Discretionary Option that is intended to qualify as an "incentive stock option" under Code ss. 422.

         "INITIAL GRANT DATE" shall mean the date that an Eligible Director is first appointed or elected to the Board.

         "NON-AFFILIATES" shall mean all persons who are not Affiliates.

         "NON-EMPLOYEE DIRECTORS" shall mean those Directors who satisfy the definition of "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the 1934 Act.

         "$100,000 LIMITATION" shall mean the limitation pursuant to which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time be exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.

         "OPTIONHOLDER" shall mean an Eligible Person or Eligible Director to whom Options have been granted.

         "OPTIONED SHARES" shall be those shares of Stock to be optioned from time to time to any Eligible Director.

         "OPTION PRICE" shall mean (i) with respect to Discretionary Options, the exercise price per share as specified by the Plan Administrator pursuant to
SECTION 2.2(B) hereof, and (II) with respect to Automatic Options, the exercise price per share as specified by SECTION 3.2(B) hereof.

         "OPTIONS" shall mean options to acquire Stock granted under the Plan.

         "PARENT CORPORATION" shall mean any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below.

         "PLAN" shall mean this stock option plan for United State Aircraft Corporation.

         "PLAN ADMINISTRATOR" shall mean (a) either the Board, the Senior Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Affiliates, and (b) either the Board, the Employee Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Non-Affiliates and with respect to the Automatic Grant Program.

         "SAR" shall mean stock appreciation  rights granted pursuant to SECTION
2.4 hereunder.

         "SENIOR COMMITTEE" shall mean that committee appointed by the Board to administer the Discretionary Grant Program with respect to the Affiliates and comprised of two or more Disinterested Directors.

         "SERVICE" shall have the meaning set forth in SECTION 2.2(M) hereof.

         "STOCK" shall mean shares of the Company's proposed new class of common stock, $.001 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

         "STOCK   AWARDS"   shall  mean  Stock   directly   granted   under  the
Discretionary Grant Program.

         "SUBSIDIARY CORPORATION" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

         EXECUTED as of the 30th day of June, 1998.


                                              UNITED STATES AIRCRAFT CORPORATION


                                              By: /s/ Harry V. Eastlick
                                                 -----------------------------
                                              Name: Harry V. Eastlick
                                                   ---------------------------
ATTESTED BY:                                  Its: Chief Financial Officer
                                                  ----------------------------

/s/ Jack Eberenz
----------------------------
Secretary

                               "Preliminary Copy"

                       UNITED STATES AIRCRAFT CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      FOR A SPECIAL MEETING OF STOCKHOLDERS
                                February 17, 1999



         The undersigned stockholder of UNITED STATES AIRCRAFT CORPORATION, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated February 1, 1999, and hereby appoints Albert C. Lundstrom, Jack Ebernz, and Harry V. Eastlick, each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf of and in the name of the undersigned, to represent the undersigned at a Special Meeting of Stockholders of the Company, to be held on March 10, 1999, at 10:00 a.m., Arizona time, at the offices of the Company, and at any adjournment or adjournments thereof, and to vote all shares of Class A Common Stock and Class B Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below. All defined terms have the meaning set forth in the Proxy Statement.


1. Ratification and Approval of the Exchange Agreement providing for the issuance of 2,000,000 shares of Class A Common Stock of the Company and 4,577,560 shares of the Company's New Common Stock in connection with the transactions contemplated by the Exchange Agreement.

                     [ ] FOR     [ ] AGAINST    [ ] ABSTAIN

2. Approval and adoption of the amendment and restatement of the Company's Certificate of Incorporation to:

     (a) Authorize the issuance of up to 100,000,000 shares of New Common Stock, $.001 par value per share.

     (b) Reclassify the Company's Class A Common Stock and Class B Common Stock into shares of New Common Stock on the basis of 10 shares of Class A Common Stock into one share of New Common Stock and 13 shares of Class B Common Stock into one share of New Common Stock.

     (c)  Authorize the issuance of up to 75,000,000 shares of Preferred Stock.

     (d)  Change the name of the Company to Neo Vision Systems, Inc.

     (e) Approval of certain technical amendments set forth in the Company's First Restated Certificate of Incorporation attached as Appendix II to the Proxy Statement/Prospectus.

                     [ ] FOR     [ ] AGAINST    [ ] ABSTAIN

3. Approval and adoption of the Company's 1998 Stock Option Plan.

                     [ ] FOR     [ ] AGAINST    [ ] ABSTAIN

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR RATIFICATION AND APPROVAL OF THE EXCHANGE AGREEMENT; FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION; FOR APPROVAL OF THE COMPANY'S 1998 STOCK OPTION PLAN; AND AS SAID PROXY IS DEEMED ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                                             Dated:               , 1999
                                                   ---------------

                                             -----------------------------------
                                             Signature


                                             -----------------------------------
                                             Signature

                                             (This   proxy   should  be  dated,
                                             signed   by   the   stockholder(s)
                                             exactly as his or her name appears
                                             hereon,  and returned  promptly in
                                             the  enclosed  envelope.   Persons
                                             signing  in a  fiduciary  capacity
                                             should so indicate.  If shares are
                                             held  by  joint   tenants   or  as
                                             community      property,      both
                                             stockholders should sign.)